As filed with the Securities and Exchange Commission on December 23, 2015

1933 Act Registration No. 333-185659

1940 Act Registration No. 811-22781

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29	☒

(Check appropriate box or boxes)

GOLDMAN SACHS TRUST II

(Exact Name of Registrant as Specified in Charter)

200 West Street

New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-1000

Copies to:

CAROLINE L. KRAUS, ESQ. Goldman, Sachs & Co. 200 West Street New York, New York 10282	STEPHEN H. BIER, ESQ. Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on February 26, 2016 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Institutional Shares of the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund.

Prospectus

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

February [    ], 2015

¢	Goldman Sachs Multi-Manager Global Equity Fund

■	Institutional Shares: GSEQX

¢	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

■	Institutional Shares: GNCFX

¢	Goldman Sachs Multi-Manager Real Assets Strategy Fund

■	Institutional Shares: GRASX

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs Multi-Manager Global Equity Fund—Summary

Investment Objective

The Goldman Sachs Multi-Manager Global Equity Fund (the “Fund”) seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[	]%
Distribution and Service (12b-1) Fees	Non	e
Other Expenses[1]	[	]%
Total Annual Fund Operating Expenses	[	]%
Fee Waiver and Expense Limitation[2]	[	]%
Total Annual Operating Expenses After Fee Waiver and Expense Limitation	[	]%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred in the first fiscal year.
[2]	[The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers; and (ii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [ ]% of average daily net assets. These arrangements will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.]

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years
Institutional Shares	$	[ ]	$	[ ]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the period since the commencement of operations on June 24, 2015 through October 31, 2015 was [        ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments of U.S. and non-U.S. companies. Exchange-traded funds (“ETFs”) that provide exposure to such investments are treated as such investments for purposes of this policy. In addition, such investments may include futures, options, swaps and other instruments with similar economic exposures.

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser.

The Fund invests in a globally diversified portfolio of equity investments, which include common stocks, preferred stocks, securities convertible into stock, depositary receipts representing equity securities, securities that carry the right to buy common stocks (e.g., rights and warrants), derivatives linked to equity securities, and ETFs, futures and other instruments with similar economic exposures. The Fund invests in at least three countries, including the United States, and may invest in the securities of issuers in emerging countries. Under normal circumstances, the Fund will invest no more than 25% of its total assets in emerging markets equity investments and no more than 30% of its total assets in small-capitalization companies, which for this purpose are companies with public stock market capitalizations of less than $1 billion. The Fund is otherwise not subject to any limits on the market capitalization of securities in which it may invest and, from time to time, may invest in shares of companies through initial public offerings (“IPOs”).

The Fund may invest without limitation in securities or obtain exposure to securities that are denominated in currencies other than the U.S. dollar. The Fund may use currency management techniques, such as forward foreign currency contracts, for investment or hedging purposes.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices and currency futures; (ii) swaps, including currency, total return, variance, and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; and (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, swap forwards and non-deliverable forwards. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

From time to time, the Investment Adviser may, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index. In addition, the Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF).

Management Process

The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Global Portfolio Solutions Group (“GPS” or the “GPS Group”) is responsible for the Fund’s asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers. With respect to the Fund, the GPS Group applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner, and the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management.

Each Underlying Manager acts independently from the others and has discretion to invest its portion of the Fund’s assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.

Additional Information

The Fund’s benchmark index is the Morgan Stanley Capital International All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD).

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Asset Allocation Risk.  The Fund’s allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective.

Derivatives Risk.  Loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Expenses Risk.  By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) and partnerships indirectly through the Fund, the investor will incur a proportionate share of the expenses of those other pooled investment vehicles and partnerships held by the Fund (including operating costs and investment management fees), in addition to the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging and frontier markets, these risks may be more pronounced.

Geographic Risk.  Concentration of the investments of the Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

GPS Transactions Risk.  GPS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain GPS client accounts will invest in the Fund. Investments by GPS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through GPS, GSAM may possess information relating to the Fund and GPS client accounts that it would not otherwise possess. Discretionary client accounts advised by GPS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by GPS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by GPS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by GPS. In addition, GPS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk”.

Index Risk.  To the extent that an index-tracking strategy is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of a sub-strategy by a transition manager, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Initial Public Offering Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk.  The use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management and Model Risk.  A strategy implemented by an Underlying Manager may fail to produce the intended results. Certain Underlying Managers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an Underlying Manager’s use of quantitative models will result in effective investment decisions for the Fund. An Underlying Manager may occasionally make changes to the selection or weight of individual securities, currencies or markets in the Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Underlying Manager. Commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Multi-Manager Approach Risk.  The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Performance

As the Fund had not operated for a full calendar year as of the date of this Prospectus, there is no performance information quoted for the Fund.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Investment Adviser Portfolio Managers: Neill Nuttall, Managing Director and Co-Chief Investment Officer, GPS, Kate El-Hillow, Managing Director, GPS, Jason Gottlieb, Managing Director, AIMS, and Betsy Gorton, Managing Director, AIMS, have managed the Fund since inception.

As of the date of this Prospectus, Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”), Russell Implementation Services Inc. (“Russell”), Scharf Investments, LLC (“Scharf”), Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”) are the Underlying Managers (investment subadvisers) for the Fund.

Buying and Selling Fund Shares

Shares of the Fund are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser, and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Fund on behalf of its clients’ accounts.

The minimum initial investment for Institutional Shares is, generally, $1,000,000. There is no minimum subsequent investment for Institutional shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [    ] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [    ] of this Prospectus.

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary

Investment Objective

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) seeks a total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[	]%
Distribution and Service (12b-1) Fees	Non	e
Other Expenses	[	]%
Total Annual Fund Operating Expenses	[	]%
Fee Waiver and Expense Limitation[1]	[	]%
Total Annual Operating Expenses After Fee Waiver and Expense Limitation	[	]%

[1]	[The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers; and (ii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [ ]% of average daily net assets. These arrangements will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.]

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Institutional Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the period since the commencement of operations on March 31, 2015 through October 31, 2015 was [ ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements. Fixed income securities include bonds, debentures and other types of fixed income securities and may have fixed or floating rates.

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser.

The Fund provides exposure primarily to “non-core fixed income” asset classes, which may include non-investment grade securities, loans and emerging markets debt. The Fund seeks to invest across a spectrum of income-yielding securities and may invest in all types of fixed income securities, including: (i) senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper); (ii) debt issued by governments, their agencies and instrumentalities, or by their central banks; (iii) loan participations and loan assignments; (iv) municipal securities; (v) mortgage-backed and asset-backed securities; (vi) collateralized debt, bond and loan obligations; and (vii) convertible bonds, including contingent convertible bonds. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (i) senior secured floating rate and fixed rate loans or debt (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”); and (iii) other types of secured or unsecured loans with fixed, floating or variable interest rates. Government securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). The Fund may invest without restriction as to issuer capitalization, credit rating, country or currency.

The Fund may invest without limitation in non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by an Underlying Manager to be of comparable quality, and are commonly referred to as “high yield bonds” or “junk bonds.”

The Fund may invest in sovereign and corporate debt securities and other instruments of foreign issuers, including issuers in emerging and frontier markets. Frontier markets are smaller, less mature, and less liquid than emerging markets. The Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

From time to time, the Investment Adviser may, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index. In addition, the Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an exchange-traded fund (“ETF”)).

Management Process

The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Global Portfolio Solutions Group (“GPS” or the “GPS Group”) is responsible for the Fund’s asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers. With respect to the Fund, the GPS Group applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner, and the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management.

Each Underlying Manager acts independently from the others and has discretion to invest its portion of the Fund’s assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.

Additional Information

The Fund’s benchmark index is the Multi-Manager Non-Core Fixed Income Composite Index, which is comprised of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged)

(20%) and the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%).

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Asset Allocation Risk.  The Fund’s allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Collateralized Debt Obligations Risk.  The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in this Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  Loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Distressed Debt Risk.  When the Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.

Expenses Risk.  By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Fund, the investor will incur a proportionate share of the expenses of those other pooled investment vehicles held by the Fund (including operating costs and investment management fees), in addition to the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.

Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging and frontier markets, these risks may be more pronounced.

Geographic Risk.  Concentration of the investments of the Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

GPS Transactions Risk.  GPS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain GPS client accounts will invest in the Fund. Investments by GPS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through GPS, GSAM may possess information relating to the Fund and GPS client accounts that it would not otherwise possess. Discretionary client accounts advised by GPS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by GPS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by GPS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by GPS. In addition, GPS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk”.

Index Risk.  To the extent that an index-tracking strategy is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of a sub-strategy by a transition manager, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk.  The use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including extension risk and prepayment risk. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Multi-Manager Approach Risk.  The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.

Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than a diversified mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Fund’s Underlying Managers may purchase or sell foreign currencies through the use of forward contracts based on the Underlying Manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Underlying Manager’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Sovereign Default Risk.  An issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

As the Fund had not operated for a full calendar year as of the date of this Prospectus, there is no performance information quoted for the Fund.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Investment Adviser Portfolio Managers:  Neill Nuttall, Managing Director and Co-Chief Investment Officer, GPS, Kate El-Hillow, Managing Director, GPS, Jason Gottlieb, Managing Director, AIMS, and Betsy Gorton, Managing Director, AIMS, have managed the Fund since March 2015.

As of the date of this Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”) are the Underlying Managers (investment subadvisers) for the Fund.

Buying and Selling Fund Shares

Shares of the Fund are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser, and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Fund on behalf of its clients’ accounts.

The minimum initial investment for Institutional Shares is, generally, $1,000,000. There is no minimum subsequent investment for Institutional shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [ ] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [ ] of this Prospectus.

Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary

Investment Objective

The Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Fund”) seeks to provide long-term capital growth through investments related to real assets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[	]%
Distribution and Service (12b-1) Fees	Non	e
Other Expenses[1]	[	]%
Acquired Fund Fees and Expenses[1,2]	[	]%
Total Annual Fund Operating Expenses	[	]%
Fee Waiver and Expense Limitation[3]	[	]%
Total Annual Operating Expenses After Fee Waivers and Expense Limitation	[	]%

[1]	Estimated to reflect expenses expected to be incurred in the first fiscal year.
[2]	[“Acquired Fund Fees and Expenses” reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the Subsidiary (as defined below) and other investment companies in which the Fund invests.]
[3]	[The Investment Adviser has agreed to (i) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary at an annual rate of 0.43% of the Subsidiary’s average daily net assets; (ii) waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Underlying Managers (including any Underlying Manager of the Subsidiary); and (iii) limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [ ]% of average daily net assets. The management fee waiver arrangement with respect to the fee paid by the Subsidiary will not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The other arrangements will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.]

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years
Institutional Shares	$	[ ]	$	[ ]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the period since the commencement of operations on June 30, 2015 through October 31, 2015 was [ ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in “real assets”, which includes investments in companies and derivatives (futures, options, swaps and other instruments) that provide exposure to real assets. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities, and inflation-linked or floating rate fixed income securities. “Inflation” is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in periods of rising inflation.

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser.

The Fund will primarily invest in a portfolio that includes one or more of the following asset classes: (i) equity securities of companies engaged in activities relating to real assets, including energy, real estate and infrastructure; (ii) fixed income securities linked to inflation metrics or with floating rate characteristics; and/or (iii) commodity-related investments. The asset classes in which the Fund is invested may vary over time based on the Investment Adviser’s market views, and the Fund may not be invested in all of these asset classes at a given time. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts (“REITs”), and exchange-traded funds (“ETFs”). The Fund may invest in securities issued by companies of any market capitalization and, from time to time, may invest in shares of companies through initial public offerings (“IPOs”). The Fund may invest in companies located throughout the world and there is no limit on the Fund’s investments in international securities or issuers in emerging markets. Fixed income securities in which the Fund may invest include inflation-linked bonds, floating rate loans, and/or structured products. Structured products are products whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices, or other financial indicators (the “Reference”) or relative change in two or more References. Investments in structured products may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

Although it does not currently intend to do so, the Fund may gain exposure to the commodities markets by investing in Cayman Commodity-MMRA, Ltd., a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Investment Adviser and may be subadvised by one or more Underlying Managers. The Fund may also gain exposure to the commodities markets through investments in other investment companies, ETFs or other pooled investment vehicles.

The Fund will invest more than 25% of its total assets measured at the time of purchase (“Total Assets”) in the real estate group of industries.

From time to time, the Investment Adviser may, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index. In addition, the Investment Adviser or an Underlying Manager, on behalf of the Fund, may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF).

Management Process

The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission (“SEC”). Under the exemptive order, the Investment Adviser has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the Underlying Managers and recommend their hiring, termination and replacement. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Investment Adviser determines the percentage of the Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Global Portfolio Solutions Group (“GPS” or the “GPS Group”) is responsible for the Fund’s asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers. With respect to the Fund, the GPS Group applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner, and the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management.

Each Underlying Manager acts independently from the others and has discretion to invest its portion of the Fund’s (or Subsidiary’s) assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.

Additional Information

The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%).

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Asset Allocation Risk.  The Fund’s allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective.

Commodity Sector Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Subsidiary may invest may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Deflation Risk.  The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of inflation protected securities (“IPS”) held by the Fund would likely decline in price, which could result in losses for the Fund.

Derivatives Risk.  Loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Expenses Risk.  By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through the Fund, the investor will incur a proportionate share of the expenses of those other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees), in addition to the expenses of the Fund. The Fund’s multi-manager approach may also result in additional expenses.

Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging and frontier markets, these risks may be more pronounced.

Geographic Risk.  Concentration of the investments of the Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

GPS Transactions Risk.  GPS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain GPS client accounts will invest in the Fund. Investments by GPS client accounts in the Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of the Fund’s capital. As a result of GSAM’s position as Investment Adviser to the Fund and the investment advisory services provided to client accounts through GPS, GSAM may possess information relating to the Fund and GPS client accounts that it would not otherwise possess. Discretionary client accounts advised by GPS may, to the extent permitted by applicable law, purchase and redeem shares from the Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by GPS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by GPS could have an adverse effect on the Fund and its other shareholders, including non-discretionary client accounts advised by GPS. In addition, GPS may effect subscriptions to and full or partial redemptions from the Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in the Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk”.

Index Risk.  To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of the Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of a sub-strategy by a transition manager, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Industry Concentration Risk.  The Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Inflation Protected Securities Risk.  The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.

Initial Public Offering Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk.  The use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Multi-Manager Approach Risk.  The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for the Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

The Investment Adviser and the Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.

Real Estate Industry Risk.  Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund or the Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Utilities Industry Risk.  Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

Performance

As the Fund had not operated for a full calendar year as of the date of this Prospectus, there is no performance information quoted for the Fund.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Investment Adviser Portfolio Managers: Neill Nuttall, Managing Director and Co-Chief Investment Officer, GPS, Kate El-Hillow, Managing Director, GPS, Jason Gottlieb, Managing Director, AIMS, and Betsy Gorton, Managing Director, AIMS, have managed the Fund since June 2015.

As of the date of this Prospectus, Prudential Real Estate Investors, a business unit of Prudential Investment Management Inc. (“PREI®”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

Buying and Selling Fund Shares

Shares of the Fund are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser, and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Fund on behalf of its clients’ accounts.

The minimum initial investment for Institutional Shares is, generally, $1,000,000. There is no minimum subsequent investment for Institutional shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page [    ] of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page [    ] of this Prospectus.

Strategic Multi-Asset Class Funds – Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE

The Multi-Manager Global Equity Fund seeks to provide long-term capital growth.

The Multi-Manager Non-Core Fixed Income Fund seeks a total return consisting of income and capital appreciation.

The Multi-Manager Real Assets Strategy Fund seeks to provide long-term capital growth through investments related to real assets.

Each Fund’s investment objective may be changed without shareholder approval upon 60 days notice.

PRINCIPAL INVESTMENT STRATEGIES

Multi-Manager Global Equity Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments of U.S. and non-U.S. companies. ETFs that provide exposure to such investments are treated as such investments for purposes of this policy. In addition, such investments may include futures, options, swaps and other instruments with similar economic exposures. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple Underlying Managers who are unaffiliated with the Investment Adviser. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser although the Investment Adviser does not intend to manage a significant portion of the Fund’s assets directly, as of the date of this Prospectus. Underlying Managers are responsible for the day-to-day investment decisions of the Fund, although the Investment Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with Underlying Managers, which may be changed or waived by the Investment Adviser in its sole discretion. Each Underlying Manager selected for the Fund may receive an allocation of the Fund’s assets for management. Such allocations are determined by the Investment Adviser in its sole discretion and assets managed by an Underlying Manager may be reallocated by the Investment Adviser, in its sole discretion, to any other Underlying Manager. The Investment Adviser retains the right to not allocate any Fund assets to a particular Underlying Manager.

The Fund invests in a globally diversified portfolio of equity investments, which include common stocks, preferred stocks, securities convertible into stock, depositary receipts representing equity securities, securities that carry the right to buy common stocks (e.g., rights and warrants), derivatives linked to equity securities, and ETFs, futures and other instruments with similar economic exposures. The Fund invests in at least three countries, including the United States, and may invest in the securities of issuers in emerging countries. Under normal circumstances, the Fund will invest no more than 25% of its total assets in emerging markets equity investments and no more than 30% of its total assets in small-capitalization companies, which for this purpose are companies with public stock market capitalizations of less than $1 billion. The Fund is otherwise not subject to any limits on the market capitalization of securities in which it may invest and, from time to time, may invest in shares of companies through IPOs.

The Fund may invest without limitation in securities or obtain exposure to securities that are denominated in currencies other than the U.S. dollar. The Fund may use currency management techniques, such as forward foreign currency contracts, for investment or hedging purposes.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices and currency futures; (ii) swaps, including currency, total return, variance, and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; and (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, swap forwards and non-deliverable forwards. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

The Fund’s benchmark index is the MSCI ACWI IMI. This custom index comprises the MSCI ACWI IMI (which covers approximately 14,000 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars.

Multi-Manager Non-Core Fixed Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Fixed income securities include bonds, debentures and other types of fixed income securities and may have fixed or floating rates.

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple Underlying Managers who are unaffiliated with the Investment Adviser. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser although the Investment Adviser does not intend to manage a significant portion of the Fund’s assets directly, as of the date of this Prospectus. Underlying Managers are responsible for the day-to-day investment decisions of the Fund, although the Investment Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with Underlying Managers, which may be changed or waived by the Investment Adviser in its sole discretion. Each Underlying Manager selected for the Fund may receive an allocation of the Fund’s assets for management. Such allocations are determined by the Investment Adviser in its sole discretion and assets managed by an Underlying Manager may be reallocated by the Investment Adviser, in its sole discretion, to any other Underlying Manager. The Investment Adviser retains the right to not allocate any Fund assets to a particular Underlying Manager.

The Fund provides exposure primarily to “non-core fixed income” asset classes, which may include non-investment grade securities, loans and emerging markets debt. The Fund seeks to invest across a spectrum of income-yielding securities and may invest in all types of fixed income securities, including: (i) senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper); (ii) debt issued by governments, their agencies and instrumentalities, or by their central banks; (iii) loan participations and loan assignments; (iv) municipal securities; (v) mortgage-backed and asset-backed securities; (vi) collateralized debt, bond and loan obligations; and (vii) convertible bonds, including contingent convertible bonds. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (i) senior secured floating rate and fixed rate loans or debt (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”); and (iii) other types of secured or unsecured loans with fixed, floating or variable interest rates. Government securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). The Fund may invest without restriction as to issuer capitalization, credit rating, country or currency.

The Fund may invest without limitation in non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by an Underlying Manager to be of comparable quality, and are commonly referred to as “high yield bonds” or “junk bonds.”

The Fund may invest in sovereign and corporate debt securities and other instruments of foreign issuers, including issuers in emerging and frontier markets. Frontier markets are smaller, less mature, and less liquid than emerging markets. The Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and CFDs. As a result of

INVESTMENT MANAGEMENT APPROACH

the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The Fund’s benchmark index is the Multi Manager Non-Core Fixed Income Composite Index, which is comprised of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%). The Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

Multi-Manager Real Assets Strategy Fund

The Fund invests primarily in “real assets”, which includes investments in companies and derivatives (futures, options, swaps, and other instruments) that provide exposure to real assets. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities, and inflation-linked or floating rate fixed income securities. “Inflation” is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in periods of rising inflation.

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among multiple Underlying Managers who are unaffiliated with the Investment Adviser. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser although the Investment Adviser does not intend to manage a significant portion of the Fund’s assets directly, as of the date of this Prospectus. Underlying Managers are responsible for the day-to-day investment decisions of the Fund, although the Investment Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with Underlying Managers, which may be changed or waived by the Investment Adviser in its sole discretion. Each Underlying Manager selected for the Fund may receive an allocation of the Fund’s assets for management. Such allocations are determined by the Investment Adviser in its sole discretion and assets managed by an Underlying Manager may be reallocated by the Investment Adviser, in its sole discretion, to any other Underlying Manager. The Investment Adviser retains the right to not allocate any Fund assets to a particular Underlying Manager.

The Fund will primarily invest in a portfolio that includes one or more of the following asset classes: (i) equity securities of companies engaged in activities relating to real assets, including energy, real estate and infrastructure; (ii) fixed income securities linked to inflation metrics or with floating rate characteristics; and/or (iii) commodity-related investments. The asset classes in which the Fund is invested may vary over time based on the Investment Adviser’s market views, and the Fund may not be invested in all of these asset classes at a given time. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, REITs, and ETFs. The Fund may invest in securities issued by companies of any market capitalization and, from time to time, may invest in shares of companies through IPOs. The Fund may invest in companies located throughout the world and there is no limit on the Fund’s investments in international securities or issuers in emerging markets. Fixed income securities in which the Fund may invest include inflation-linked bonds, floating rate loans, and/or structured products. Structured products are products whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices, or other financial indicators (the “Reference”) or relative change in two or more References. Investments in structured products may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The Fund may use leverage (e.g., by borrowing or through derivatives). The Fund may invest in derivatives for both hedging and non-hedging purposes (although an Underlying Manager may not be required to hedge any of the Fund’s positions or to use derivatives). The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and CFDs. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

Although it does not currently intend to do so, the Fund may gain exposure to the commodities markets by investing in the Subsidiary. The Subsidiary is advised by the Investment Adviser and may be subadvised by one or more Underlying Managers. The Fund may also gain exposure to the commodities markets through investments in other investment companies, ETFs or other pooled investment vehicles.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may obtain its commodity exposure by investing in commodity-linked derivative instruments (including, but not limited to, commodity futures, commodity options and commodity-linked swaps). Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the swaps. The Subsidiary may obtain long and/or short exposure to commodities. Neither the Fund nor the Subsidiary invests directly in physical commodities. The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The Fund will invest more than 25% of its Total Assets in the real estate group of industries.

THIS FUND CONCENTRATES ITS INVESTMENTS IN THE REAL ESTATE GROUP OF INDUSTRIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN THESE INDUSTRIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET.

The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%). The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. The index incorporates REITs and Real Estate Holding & Development companies. The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

Management Process

The Investment Adviser and each Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to amend materially any existing subadvisory agreements with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval. The initial shareholder of each Fund has approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Investment Adviser determines the percentage of each Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s GPS Group is responsible for each Fund’s asset allocation, and the Investment Adviser’s AIMS Group is responsible for making recommendations with respect to hiring, terminating, or replacing each Fund’s Underlying Managers.

INVESTMENT MANAGEMENT APPROACH

The GPS Group—comprising more than [    ] professionals with deep and varied backgrounds—is GSAM’s dedicated team responsible for designing, implementing, and managing multi-asset class portfolios. GPS utilizes a proprietary asset allocation model that provides estimations of medium- and long-term risks, returns, and correlations across a large number of asset classes and investment strategies as an input to its multi-asset class allocation work for a diverse set of clients globally. For all its clients, and with respect to the Funds, GPS applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner.

The AIMS Group manages over $[    ] billion of client assets and provides investors with investment and advisory solutions across third-party hedge fund managers, private equity funds, real estate managers, public equity strategies, and fixed income strategies. The AIMS Group manages globally diversified programs, targeted sector-specific strategies, customized portfolios, and provides a range of advisory services. With more than [    ] professionals across [    ] offices around the world, the AIMS Group provides manager diligence, portfolio construction, risk management, and liquidity solutions to investors, drawing on Goldman Sachs’ market insights and risk management expertise. With respect to the Funds, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The manager due diligence process includes both qualitative and quantitative analysis on each potential Underlying Manager. The factors employed to evaluate the managers that are ultimately selected have been developed over years and are informed by thousands of manager diligences. These factors include, among others, business stability, succession planning, team development, past and expected investment performance, ability to navigate in varying market conditions, risk management techniques, and liquidity of investments. In addition, the AIMS Group has a dedicated team to assess the operational integrity and controls as part of the due diligence process. The AIMS Group is also engaged in portfolio construction and dynamic rebalancing of the assets allocated to Underlying Managers in the Funds. The team’s portfolio construction process combines judgment with quantitative tools and focuses on diversification by selecting multiple managers who employ diverse approaches to a variety of strategies. The AIMS Group focuses on an Underlying Manager’s return expectations, contribution to risk, liquidity, and fit within the Fund. Furthermore, the AIMS Group seeks to employ an active risk management process that includes regular monitoring of the Underlying Managers and in-depth factor, scenario, and exposure analyses of the Funds.

GSAM leverages the resources of Goldman Sachs & Co. subject to legal, internal, and regulatory restrictions.

Each Underlying Manager acts independently from the others and has discretion to invest its portion of a Fund’s (or, if applicable, Subsidiary’s) assets. Each Underlying Manager utilizes its own distinct investment style and investment process in buying and selling securities.

All Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating from another NRSRO (or if unrated, determined by an Underlying Manager to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

From time to time, the Investment Adviser may, for short or longer-term periods, select a transition manager to transition a portion of Fund assets from one Underlying Manager to another, or, at the direction of the Investment Adviser, to implement a sub-strategy with an objective of providing investment results that seek to correspond, before fees and expenses, to the performance of a specified index. In addition, the Investment Adviser or an Underlying Manager, on behalf of a Fund, may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF).

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Investment Strategies section of this Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by each Fund in seeking to achieve its investment objective. The Funds may be subject to additional limitations on their investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult each Fund’s annual/semi-annual reports (when available). For more information about these and other investment practices and securities, see Appendix A. Portfolio holdings information of each Fund may be made available periodically on the Funds’ website (http://www.gsamfunds.com). In addition, a description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment Practices

Borrowings	33 1⁄3	33 1⁄3	33 1⁄3

Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•	•

Cross Hedging of Currencies	•	•	•

Custodial Receipts and Trust Certificates	•	•	•

Foreign Currency Transactions (including forward contracts)	•	•	•

Futures Contracts and Options and Swaps on Futures Contracts (including index futures)	•	•	•

Illiquid Investments*	15	15	15

IPOs	•		•

Interest Rate Caps, Floors and Collars	•	•	•

Investment Company Securities (including ETFs)**	10	10	10

Options (including Options on Futures)[1]	•	•	•

Options on Foreign Currencies[2]	•	•	•

Preferred Stock, Warrants and Stock Repurchase Rights	•	•	•

Repurchase Agreements	•	•	•

Reverse Repurchase Agreements (for investment purposes)		•	•

Short Sales	•		•

Short Sales Against the Box	•		•

Unseasoned Companies	•	•	•

When-Issued Securities and Forward Commitments	•	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the instrument.
**	This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
[2]	The Funds may purchase and sell call and put options on foreign currencies.

10	Percent of total assets (italic type)
10	Percent of net assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment Securities

American, European and Global Depository Receipts	•		•

Asset-Backed Securities	•[1]	•	•

Bank Obligations[2]	•[1]	•	•

Collateralized Debt Obligations	•[1]	•	•

Commodity-Linked Derivative Investments			•

Convertible Securities	•	•	•

Corporate Debt Obligations and Trust Preferred Securities	•[1]	•	•

Emerging Country Securities	25	•	•

Equity Investments	80+[4]		•

Fixed Income Securities	20	80+[5]	•

Floating and Variable Rate Obligations	•[1]	•	•

Foreign Government Securities	•[1]	•	•

Foreign Securities	•	•	•

Inflation Protected Securities			•

Loans and Loan Participations	•[1]	•	•

Master Limited Partnerships	•		•

Mortgage Backed Securities

Adjustable Rate Mortgage Loans	•[1]	•	•

Collateralized Mortgage Obligations	•[1]	•	•

Fixed Rate Mortgage Loans	•[1]	•	•

Government Issued Mortgage-Backed Securities	•[1]	•	•

Multiple Class Mortgage-Backed Securities	•[1]	•	•

Privately-Issued Mortgage Backed Securities	•[1]	•	•

Stripped Mortgage Backed Securities	•[1]	•	•

Non-Investment Grade Fixed Income Securities[3]	•[1]	•	•

REITs	•		•

Second Lien Loans		•

Senior Loans		•

Small-Capitalization Securities	30		•

Structured Securities (which may include equity- or credit-linked notes)	•	•	•

Subsidiary Shares			25

Taxable Municipal Securities		•

Tax-Free Municipal Securities		•

Temporary Investments	•	•	•

U.S. Government Securities	•[1]	•	•

Yield Curve Options and Inverse Floating Rate Securities	•[1]	•	•

Zero Coupon, Deferred Interest and Pay-in-Kind Bonds	•[1]	•	•

[1]	Limited by the amount the Fund invests in fixed income securities.
[2]	Issued by U.S. or foreign banks.
[3]	May be BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.
[4]	The Fund will, under normal circumstances, invest at least 80% of its Net Assets in equity investments, which may include ETFs, and also may include futures and other instruments with similar economic exposures.
[5]	The Fund will, under normal circumstances, invest at least 80% of its Net Assets in fixed income securities, which may be represented by forwards or other derivatives such as options, futures contracts or swap agreements.

Risks of the Funds

Loss of money is a risk of investing in each Fund. The principal risks of each Fund are discussed in the Summary sections of this Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Investors should carefully consider these risks before investing. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

The investment program of the Multi-Manager Real Assets Strategy Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund.

✓	Principal Risk
•	Additional Risk

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund

Asset Allocation	✓	✓	✓

Absence of Regulation	•	•	•

Call/Prepayment	•	✓	•

Collateralized Debt Obligation		✓

Commodity Sector			✓

Conflict of Interest		•

Counterparty	•	•	✓

Credit/Default	•	✓	✓

Deflation			✓

Derivatives	✓	✓	✓

Distressed Debt		✓

Emerging Countries	✓	✓	✓

Expenses	✓	✓	✓

Extension	•	✓	•

Floating and Variable Rate Obligations	•	✓	✓

Foreign	✓	✓	✓

Geographic	✓	✓	✓

GPS Transactions	✓	✓	✓

Index	✓	✓	✓

Industry Concentration			✓

Inflation Protected Securities			✓

Initial Public Offering	✓		✓

Interest Rate	•	✓	✓

Investment Style	✓	•	✓

Large Shareholder Transactions	✓	✓	✓

Leverage	✓	✓	✓

Liquidity	✓	✓	✓

Loan-Related Investments	•	✓	✓

Management and Model Risk	✓	•	•

Market	✓	✓	✓

Master Limited Partnership	•		•

✓	Principal Risk
•	Additional Risk

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund

Mid-Cap and Small-Cap	✓		✓

Mortgage-Backed and Other Asset-Backed Securities	•	✓	•

Multi-Manager Approach	✓	✓	✓

Municipal Securities		•

NAV	•	•	•

Non-Diversification		✓

Non-Hedging Foreign Currency Trading	•	✓	•

Non-Investment Grade Fixed Income Securities	•	✓	•

Real Estate Industry			✓

REIT	•		✓

Short Position	•		•

Sovereign Default

Economic	•	✓	•

Political	•	✓	•

Repayment	•	✓	•

Stock	✓		✓

Subsidiary			•

Swaps	•	✓	✓

Tax			•

Tax Consequences			•

U.S. Government Securities	•	✓	✓

Utilities Industry Risk			✓

¢	Asset Allocation Risk—A Fund’s allocations to various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective. It is possible that the Investment Adviser will allocate Fund assets to Underlying Managers that focus on an asset class that performs poorly or underperforms other investments under various market conditions.
¢	Absence of Regulation Risk—A Fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.
¢	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
¢	Collateralized Debt Obligation Risk—Collateralized debt obligations (“CDOs”) include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Multi-Manager Non-Core Fixed Income Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in this Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
¢

Commodity Sector Risk—Exposure to the commodities markets may subject the Multi-Manager Real Assets Strategy Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may

RISKS OF THE FUNDS

fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
¢	Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Multi-Manager Non-Core Fixed Income Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser or an Underlying Manager may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
¢	Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which a Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.
¢	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed income securities.
¢	Deflation Risk—The Multi-Manager Real Assets Strategy Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.
¢	Derivatives Risk—Loss may result from a Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the portfolio assets (if any) being hedged. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser or an Underlying Manager to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. Returns, and potential losses, are dependent on the Underlying Managers’ analysis and decision making capability around, but not limited to, expectations of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

As an investment company registered with the SEC, each Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

¢

Distressed Debt Risk—When the Multi-Manager Non-Core Fixed Income Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than a Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.

¢	Emerging Countries Risk—The securities markets of most emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves risk of loss resulting from problems in registration, settlement or custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries. These risks may be greater for frontier markets.
¢	Expenses Risk—By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through a Fund, the investor will incur a proportionate share of the expenses of those other pooled investment vehicles, partnerships and REITs held by a Fund (including operating costs and investment management fees), in addition to the expenses of the Fund. A Fund’s multi-manager approach may result in additional expenses.
¢	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
¢	Floating and Variable Rate Obligations Risk—For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

¢	Foreign Risk—When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with domestic issuers. Loss may result because of more or less foreign government regulation, less public information, less liquidity, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, sanctions, foreign taxes, confiscations, expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in registration, settlement or custody. A Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries.
¢	Geographic Risk—Concentration of the investments of a Fund in securities of issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.
¢

GPS Transactions Risk—GPS, a business unit within GSAM, currently provides investment advisory services to certain client accounts in respect of which it has discretionary authority to effect investment decisions, as well as client accounts in respect of which it provides investment advice but does not have the discretion to effect investment decisions without the specific instruction of the clients. It is currently expected that certain GPS client accounts will invest in the Funds. Investments by GPS client accounts in a Fund may be made at any time and from time to time, could be substantial and could represent a substantial proportion of a Fund’s capital. As a result of GSAM’s position as Investment Adviser to a Fund and the investment advisory services provided to client accounts through GPS, GSAM may possess information relating to a Fund and GPS client accounts that it would not otherwise possess. Discretionary client accounts advised by GPS may, to the extent permitted by applicable law, purchase and redeem shares from a Fund on the basis of such knowledge, and other shareholders of the Fund, including non-discretionary client accounts advised by GPS, will not be informed of such purchases or redemptions. Redemptions by discretionary client accounts advised by GPS could have an adverse effect on a Fund and its other shareholders, including non-discretionary client accounts

RISKS OF THE FUNDS

advised by GPS. In addition, GPS may effect subscriptions to and full or partial redemptions from a Fund for discretionary client accounts in advance of receiving directions from non-discretionary client accounts regarding such clients’ investments in a Fund, and non-discretionary client accounts may be adversely affected. See also “Large Shareholder Transactions Risk.”
¢	Index Risk—To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of the a Fund’s assets, including through investment in an ETF that seeks to track an index, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee a the Fund, or relevant portion of a Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability, or the ability of an ETF in which a Fund invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of a Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of a Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
¢	Industry Concentration Risk—The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. Concentrating Fund investments in issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.
¢	Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Multi-Manager Real Assets Strategy Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The U.S. Treasury only began issuing IPS (“TIPS”) in 1997, and corporations began issuing IPS (“CIPS”) even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. Although IPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.
¢	Initial Public Offering Risk—The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in shares issued in an IPO. The market value of shares issued in an IPO will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
¢	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.
¢	Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
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Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

¢	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
¢	Liquidity Risk—A Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Because a Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and/or emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

¢	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and an Underlying Manager relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of a Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

RISKS OF THE FUNDS

With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

¢	Management and Model Risk—A strategy implemented by an Underlying Manager may fail to produce the intended results. Certain Underlying Managers may attempt to execute strategies for a Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an Underlying Manager’s use of quantitative models will result in effective investment decisions for a Fund. An Underlying Manager may occasionally make changes to the selection or weight of individual securities, currencies or markets in a Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Underlying Manager. Commonality of holdings across quantitative money managers may amplify losses.
¢	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

¢	Master Limited Partnership Risk—The Multi-Manager Global Equity Fund’s and Multi-Manager Real Assets Strategy Fund’s investments in securities of a Master Limited Partnership (“MLP”) involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

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Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Multi-Manager Global Equity Fund or Multi-Manager Real Assets Strategy Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

¢	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

A Fund may invest in mortgage-backed securities issued by the U.S. Government. (See “U.S. Government Securities Risk”.) To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

¢	Multi-Manager Approach Risk—A Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. Underlying Managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that an Underlying Manager may purchase an investment for a Fund at the same time that another Underlying Manager sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that several Underlying Managers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, a Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. A Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because a Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for a Fund, each Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser. Some Underlying Managers have little experience managing registered investment companies which, unlike the private funds these Underlying Managers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of a Fund’s investment program by the Fund’s Investment Adviser, each Underlying Manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. The Investment Adviser and each Fund have received an exemptive order from the SEC that permits the Investment Adviser to engage additional Underlying Managers, to enter into subadvisory agreements with those Underlying Managers, and to materially amend any existing subadvisory agreement with Underlying Managers, upon the approval of the Board of Trustees and without shareholder approval.
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Municipal Securities Risk—The Multi-Manager Non-Core Fixed Income Fund may invest in municipal securities. Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial

RISKS OF THE FUNDS

difficulties, which may lead to bankruptcy or default. Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

¢	NAV Risk—The NAV of a Fund and the value of your investment will fluctuate.
¢	Non-Diversification Risk—The Multi-Manager Non-Core Fixed Income Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
¢	Non-Hedging Foreign Currency Trading Risk—A Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. A Fund’s Underlying Managers may purchase or sell foreign currencies through the use of forward contracts based on the applicable Underlying Manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. An Underlying Manager may also purchase or sell forward contracts to hedge the currency risk exposure that occurs when the Fund invests in foreign securities. When engaging in a currency risk management strategy, the Underlying Manager may trade forward contracts to reduce the risk of adverse changes in exchange rates. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Underlying Manager’s expectations may produce significant losses to a Fund. Some of these transactions may also be subject to interest rate risk.
¢	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. These securities structured as zero-coupon bonds or pay-in-kind securities may require a Fund to make taxable distributions of imputed income without receiving any corresponding cash. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
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Real Estate Industry Risk—The Multi-Manager Real Assets Strategy Fund is subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate industry companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

¢	REIT Risk—The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
¢	Short Position Risk—The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of a Fund’s assets and present various risks. If the value of the instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to a short transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, a Fund must first borrow the instrument from a lender, such as a broker or other institution. A Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed instrument, a Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. A Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, a Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. To the extent a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. A Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While a Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, a Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Moreover, a Fund may be required to make payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a Fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits a Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

RISKS OF THE FUNDS

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser or an Underlying Manager to sell securities short on behalf of the Fund. Due to local restrictions, the Fund may not be able to engage in short sales in certain foreign countries where they maintain long positions. These restrictions may limit the Fund’s ability to fully implement short selling strategies that could otherwise help the Fund pursue its investment goals.

¢	Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by a Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates. Sovereign Default Risk includes the following risks:
¢	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
¢	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
¢	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
¢	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
¢	Subsidiary Risk—To the extent it invests in the Subsidiary, the Multi-Manager Real Assets Strategy Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that may be held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.
¢	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Multi-Manager Real Assets Strategy Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if a Fund invests in cleared swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s or an Underlying Manager’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s or an Underlying Manager’s use of swaps may not be effective in fulfilling the Investment Adviser’s or the Underlying Manager’s investment strategies and may contribute to losses that would not have been incurred otherwise.

¢	Tax Risk—The Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in the Subsidiary, the Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
¢	Tax Consequences Risk—The Multi-Manager Real Assets Strategy Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
¢	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
¢	Utilities Industry Risk—Securities in the utilities industry can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Multi-Manager Global Equity Multi-Manager Non-Core Fixed Income Multi-Manager Real Assets Strategy

GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of [                            ], 2015, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $[        ] trillion.

The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Funds, including developing the Funds’ investment program. The Investment Adviser selects, subject to the approval of each Fund’s Board of Trustees, Underlying Managers for the Funds, allocates Fund assets among those Underlying Managers, monitors them and evaluates their performance results. While the Investment Adviser is ultimately responsible for overseeing the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs and leverages the resources of Goldman Sachs & Co., in each instance subject to legal, internal, and regulatory restrictions.

In addition to overseeing the Funds’ investment program, under the Management Agreement, the Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

¢	Selects the Funds’ Underlying Managers and provides general oversight of the Underlying Managers
¢	Supervises non-advisory operations of the Funds, including oversight of vendors hired by the Funds, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Funds made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law
¢	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds
¢	Arranges for, at the Funds’ expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities
¢	Maintains records of each Fund
¢	Provides office space and necessary office equipment and services for the Investment Adviser
¢	Markets the Funds

GSAM may manage additional pooled vehicles which have similar investment strategies to those of the Funds that are not registered under the Investment Company Act. Because these vehicles are not registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Funds (e.g., fewer trading constraints) and (i) may invest with managers other than the Funds’ Underlying Managers, (ii) may employ strategies that are not subject to the same constraints as the Funds, and (iii) may perform differently than the Funds despite their similar strategies.

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

INVESTMENT SUBADVISERS (UNDERLYING MANAGERS)

MULTI-MANAGER GLOBAL EQUITY FUND

Causeway Capital Management LLC

Causeway Capital Management LLC (“Causeway”) is located at 11111 Santa Monica Blvd, 15th Floor, Los Angeles, California 90025, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of international large-capitalization equity securities. When investing in its international value equity strategy, Causeway follows a value style. Causeway seeks to purchase equity securities of any market capitalization that it believes are undervalued.

Epoch Investment Partners, Inc.

Epoch Investment Partners, Inc. (“Epoch”), located at 399 Park Avenue, 31st Floor, New York, New York 10022, an investment adviser registered with the SEC, is a global asset management firm that provides institutional investors with a variety of U.S. and global equity strategies with a focus on free-cash-flow metrics. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of international small-capitalization equity securities.

Fisher Asset Management, LLC

Fisher Asset Management, LLC (“Fisher”) is located at 5525 NW Fisher Creek Drive, Camas, Washington 98607, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of emerging markets equity securities. Fisher’s emerging markets equity strategy can be described as having an active, top-down and core style with multiple sources of alpha including country, sector, stock, style and capitalization decisions.

GW&K Investment Management, LLC

GW&K Investment Management, LLC (“GW&K”) is located at 222 Berkeley Street, Boston, Massachusetts 02116, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity securities. GW&K’s small capitalization core strategy utilizes fundamental research to identify small companies with sustainable growth in niche markets. The strategy’s core approach allows for pursuit of quality companies with either growth or value oriented characteristics.

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC (“Parametric”) is located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015, including the assets of Parametric Risk Advisors LLC, a wholly-owned subsidiary of Parametric. With respect to the Fund, the firm manages an allocation of emerging markets equity securities. The Parametric emerging markets strategy is an all-capitalization equity strategy that includes large, mid- and small-capitalization stocks in over 50 developing countries, as well as emerging and frontier markets.

Principal Global Investors, LLC

Principal Global Investors, LLC (“Principal”) is an SEC-registered investment adviser, located at 801 Grand Avenue, Des Moines, Iowa 50392. As of December 31, 2015, Principal had approximately $[ ] billion in assets under management. With respect to the Fund, Principal manages an allocation of international small-capitalization equity securities. Principal seeks to consistently capitalize on persistent biases, anomalies and inefficiencies through focused stock selection centered on the early identification of fundamental change and strategic portfolio construction that embraces rewarded risks and minimizes unnecessary systematic biases.

Robeco Investment Management, Inc., doing business as Boston Partners

Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”) is located at 909 Third Avenue, 32nd Floor, New York, New York 10022, and is an investment adviser registered with the SEC. The firm has approximately

SERVICE PROVIDERS

$[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity securities. The Boston Partners small capitalization value equity strategy is grounded in bottom-up fundamental analysis, with an emphasis on attractive valuation, sound business fundamentals and improving business momentum.

Russell Implementation Services Inc.

Russell Implementation Services Inc. (“Russell”) is located at 1301 2nd Avenue 18th Floor, Seattle, WA 98101, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015, with $[        ] billion in passive currency overlay. With respect to the Fund, the firm manages a currency overlay allocation. In this regard, Russell provides currency risk management services to the Fund. Those services involve seeking to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio.

Scharf Investments, LLC

Scharf Investments, LLC (“Scharf”) is located at 5619 Scotts Valley Dr. Suite 140, Scotts Valley, CA 95066, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of U.S. large-capitalization equity securities. The Scharf equity strategy primarily invests in equity securities that Scharf believes have significantly more appreciation value than downside risk over the long term.

Vulcan Value Partners, LLC

Vulcan Value Partners, LLC (“Vulcan”) is located at Three Protective Center, 2801 Highway 280 S, Suite 300, Birmingham, Alabama 35223, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of U.S. large-capitalization equity securities. Vulcan identifies publicly traded companies that are believed to have sustainable competitive advantages allowing them to produce free cash flow and earn superior cash returns on capital. Vulcan seeks long-term investments in equity securities, and limits the selection of qualifying investments to securities with identifiable, sustainable competitive advantages.

WCM Investment Management

WCM Investment Management (“WCM”), located at 81 Brooks Street, Laguna Beach, California 92651, an investment adviser registered with the SEC, is focused on global equity investing in industry leading companies that possess growing competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. The firm has approximately $[        ] billion of assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of international large-capitalization equity securities using a “Dynamic Equity” investment strategy. Such Dynamic Equity strategies are long-biased strategies and may have low correlations to traditional equity strategies. Dynamic Equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization.

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Ares Capital Management II LLC

Ares Capital Management II LLC (“Ares”), headquartered at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, an investment adviser registered with the SEC, is focused on alternative credit-based strategies, including private equity, private debt, and capital market activities. The firm has approximately $[ ] billion of assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of high yield and senior loans.

BlueBay Asset Management LLP

BlueBay Asset Management LLP (“BlueBay”), headquartered at 77 Grosvenor Street, London, W1K 3JR, an investment adviser registered with the SEC, is a dedicated fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $[ ] billion of assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of emerging market debt.

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, an investment adviser registered with the SEC, is focused on geographically diverse strategies in multiple investment disciplines, including traditional and alternative strategies. The firm has approximately $[ ] billion of assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of emerging markets debt securities.

Symphony Asset Management LLC

Symphony Asset Management LLC (“Symphony”), headquartered at 555 California Street, Suite 3100, San Francisco, California 94104, an investment adviser registered with the SEC, specializes in levered loan investing. The firm has approximately $[        ] billion of assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of senior loans.

MULTI-MANAGER REAL ASSETS STRATEGY FUND

Prudential Real Estate Investors

Prudential Real Estate Investors, a business unit of Prudential Investment Management Inc. (“PREI®”), located at 7 Giralda Farms, Madison, NJ 07940, an investment adviser registered with the SEC, offers a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI® has approximately $[        ] billion in gross real estate assets under management ($[        ] billion net) as of December 31, 2015. With respect to the Fund, the firm manages an allocation of global real estate investments.

RREEF America L.L.C.

RREEF America L.L.C. (“RREEF”), operating under the brand name Deutsche Asset & Wealth Management, is located at 222 S. Riverside Plaza, 24th Floor, Chicago, Illinois 60606, and is an investment adviser registered with the SEC. The firm has approximately $[        ] billion in assets under management as of December 31, 2015. With respect to the Fund, the firm manages an allocation of global infrastructure investments. Specifically, RREEF seeks to acquire equity investments in publicly traded securities of infrastructure related companies, including MLPs.

The Underlying Managers provide day to day advice or management regarding the Fund’s (or Subsidiary’s) portfolio transactions. The Underlying Managers make the investment decisions for the Fund’s (or Subsidiary’s) assets allocated to them and place purchase and sale orders for the Fund’s (or Subsidiary’s) portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or clearing brokers. Certain Underlying Managers may be able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management.

MANAGEMENT FEE AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). Underlying Managers will be paid by the Investment Adviser out of its management fee a percentage of each subadvised Fund’s average daily net assets.

Fund	Contractual Management Fee Annual Rate**	Average Daily Net Assets
Multi-Manager Global Equity Fund	1.03%	First $1 billion
	0.93%	Next $1 billion
	0.89%	Next $3 billion
	0.87%	Next $3 billion
	0.84%	Over $8 billion
Multi-Manager Non-Core Fixed Income Fund	0.85%	First $2 billion
	0.77%	Next $3 billion
	0.73%	Next $3 billion
	0.71%	Over $8 billion
Multi-Manager Real Assets Strategy Fund*	1.00%	First $1 billion
	0.90%	Next $1 billion
	0.86%	Next $3 billion
	0.84%	Next $3 billion
	0.82%	Over $8 billion

*	Reflects combined management fees paid to the Investment Adviser by the Fund and the Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place.
**	[The Investment Adviser has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers (with respect to the Multi-Manager Real Assets Strategy Fund, including any Underlying Manager of the Subsidiary). This arrangement will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.]

SERVICE PROVIDERS

In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser has agreed to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [        ]%, [        ]% and [        ]% of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively. These arrangements will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. This expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds and Sub-Advisory Agreements for each Underlying Manager is available in the Multi-Manager Non-Core Fixed Income Fund’s semi-annual report for the period ended April 30, 2015 or the Funds’ annual report for the period ended October 31, 2015, or will be available in the Funds’ semi-annual report for the period ended April 30, 2016.

As discussed in the Summary section and in “Investment Management Approach,” the Multi-Manager Real Assets Strategy Fund may gain exposure to the commodity markets by investing in the Subsidiary.

The Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment management and other services to the Subsidiary. In consideration of these services, the Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.43% of its average daily net assets. An Underlying Manager that subadvises the Subsidiary will be paid by the Investment Adviser out of its management fee a percentage of the Subsidiary’s average daily net assets managed by that Underlying Manager. The Investment Adviser has contractually agreed to waive the management fees it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. Each Underlying Manager that subadvises the Subsidiary and the Fund will contractually agree to waive the management fee it receives from the Investment Adviser in connection with its management of the Fund in an amount equal to the management fee it receives from the Investment Adviser in connection with its management of the Subsidiary. These waivers may not be discontinued by the Investment Adviser or applicable Underlying Managers as long as their contracts with the Subsidiary are in place. The Subsidiary will also pay certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to [        ]% of the Subsidiary’s average daily net assets.

INVESTMENT ADVISER PORTFOLIO MANAGERS

GPS Group

¢	The GPS Group provides multi-asset class investment products and solutions to investors, applying a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner.
¢	With more than [ ] professionals globally, the GPS Group specializes in designing, implementing, and managing multi-asset class portfolios. The team draws on Goldman Sachs’ market insights and risk management expertise.
¢	The multi-asset class asset allocation process involves a thorough, team-based approach that includes a dedicated investment committee that is supported by the Group’s research and portfolio management teams.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Neill Nuttall, Managing Director, Co-Chief Investment Officer	Portfolio Manager—Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2015	Mr. Nuttall is a Managing Director and the Co-Chief Investment Officer in the GPS Group. He also serves as chairman of the GPS Investment Committee. Prior to joining the firm in 2014, Mr. Nuttall worked for almost 30 years at JPMorgan Asset Management (“JPMAM”) and its heritage firms, including as Chief Investment Officer and Head of JPMAM’s Global Multi Asset Group starting in 2006.
Kate El-Hillow, Managing Director	Portfolio Manager—Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2015	Ms. El-Hillow is a Managing Director in the GPS Group. She is a senior portfolio manager focused on institutional clients, and head of the centralized portfolio management team. She serves on the GPS Investment Committee. Ms. El-Hillow joined the firm in 2004.

The GPS Group’s Portfolio Managers for the Funds include Neill Nuttall and Kate El-Hillow who are jointly responsible for determining the Funds’ asset allocation. Mr. Nuttall and Ms. El-Hillow benefit from their combined experience and the depth and breadth of the GPS Group.

AIMS Portfolio Management Team

¢	The AIMS Group provides investors with investment and advisory solutions, across third-party hedge fund managers, private equity funds, real estate managers, public equity strategies and fixed income strategies.
¢	With more than [ ] professionals across [ ] offices around the world, the AIMS Group provides manager diligence, portfolio construction, risk management, and liquidity solutions to investors, drawing on Goldman Sachs’ market insights and risk management expertise.
¢	The sourcing, selection and ongoing monitoring of managers involves a thorough, team-based approach that includes dedicated diligence teams, broader inputs from strategy experts, investment committee debate, and operational controls testing.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Jason Gottlieb, Managing Director	Portfolio Manager—Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2015	Mr. Gottlieb is a Managing Director in the AIMS Group. He is also Head of the Public Equity and Fixed Income Investment Team, and a member of the AIMS Hedge Funds and Public Equity Investment Committee and the AIMS Credit Strategies Investment Committee. Mr. Gottlieb joined the firm in 1996.
Betsy Gorton, Managing Director	Portfolio Manager—Multi-Manager Global Equity Fund Multi-Manager Non-Core Fixed Income Fund Multi-Manager Real Assets Strategy Fund	Since 2015	Ms. Gorton is a Managing Director in the AIMS Group. She is also a member of the AIMS Hedge Funds and Public Equity Investment Committee. Ms. Gorton joined the firm in 2001.

The AIMS Group’s Portfolio Managers for the Funds include Jason Gottlieb and Betsy Gorton who are jointly responsible for making recommendations with respect to hiring, terminating, or replacing the Funds’ Underlying Managers. Mr. Gottlieb and Ms. Gorton benefit from their combined experience and the depth and breadth of the AIMS Group.

All Underlying Managers included in the Funds must be approved by the AIMS Hedge Funds and Public Equity Investment Committee or the AIMS Credit Strategies Investment Committee. Kent Clark currently serves as Chairman of the AIMS Hedge Funds and Public Equity Investment Committee and Co-Chairman of the AIMS Credit Strategies Investment Committee. Mr. Clark is also Co-Chief Operating Officer of AIMS and Chief Investment Officer and Head of the AIMS hedge funds investment team.

GPS and AIMS are distinct businesses within GSAM. Unless operating under an exception or otherwise in accordance with applicable internal policies and procedures, AIMS and GPS personnel cannot convey or receive confidential information to or from one another. While GPS and AIMS can discuss information regarding general markets, industry, regional and other investing themes and trends, the two groups generally are not able to review potential investments for advisory accounts with the benefit of

SERVICE PROVIDERS

confidential information held by one another, and have no obligation to seek information or to make available to or share with each other any information, investment strategies, opportunities or ideas known to their respective personnel or developed or used in connection with other clients or activities. However, in the context of the Funds, GPS and AIMS may discuss specific information relating specifically to the Underlying Managers and the securities held by the Fund in accordance with applicable internal policies and procedures.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.02% of average daily net assets with respect to the Institutional Shares.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Funds may directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. The Investment Adviser will face potential conflicts in making investment decisions (including whether the Fund should make initial or maintain or increase existing investments with, or withdraw investments from, the Underlying Managers) in respect of the Underlying Managers with which the Investment Adviser or Goldman Sachs has other relationships. For example, it is expected that Goldman Sachs may provide a variety of products and services to the Underlying Managers, including prime brokerage and research services, and therefore Goldman Sachs may receive various forms of compensation, commissions, payments, rebates, remuneration or other benefits from the Underlying Managers to which the Fund allocates assets, and Goldman Sachs and other accounts may have interests in such Underlying Managers or their businesses (including equity, profits or other interests). The amount of such compensation or other benefits to Goldman Sachs, or the value of such interests in the Underlying Managers, may be greater depending upon the investment decisions made by the Investment Adviser in respect of an Underlying Manager than it would have been had other investment decisions been made that might also have been appropriate for the Fund. In addition, personnel of certain Underlying Managers may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Although the Investment Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of an Underlying Manager than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Underlying Managers consistent with its fiduciary duties and the investment strategies described in this Prospectus. The involvement of the Underlying Managers and their affiliates in the management of, or their interest in, other accounts and other activities may also present conflicts of interest with respect to the Funds or limit the Funds’ investment activities. For more information about conflicts of interest, see the SAI.

Distributions

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

¢	Cash
¢	Additional shares of the same class of the same Fund

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Multi-Manager Global Equity Fund	Annually	Annually	Annually
Multi-Manager Non-Core Fixed Income Fund	Daily	Monthly	Annually
Multi-Manager Real Assets Strategy Fund	Quarterly	Quarterly	Annually

In addition to the net investment income dividends declared and paid as noted above, the Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

Important Notice:

Shares of the Funds are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser, and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Funds on behalf of its clients’ accounts. (See “GPS Transactions Risk” and “Large Shareholder Transactions Risk” earlier in this Prospectus.) If you are no longer a client of the Investment Adviser or a GSAM portfolio manager, you will be required to redeem your shares. If you hold your shares through an Authorized Institution and propose to transfer your shares to another Authorized Institution, you may be required to redeem your shares or maintain the shares as a client of the Investment Adviser. A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in the Funds. None of Goldman Sachs Trust II (the “Trust”), the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through the Distributor. Certain Authorized Institutions designated by the Funds may be authorized to accept, on behalf of a Fund, purchase orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

A Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

You may purchase shares of the Funds through certain Authorized Institutions. In order to make an initial investment in a Fund you must furnish to your Authorized Institution the information in the account application.

To open an account, contact your Authorized Institution. Customers of certain Authorized Institutions will give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, a Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Is My Minimum Investment In A Fund?

For Institutional Shares, the minimum initial investment is $1,000,000. No minimum amount is required for additional investments in Institutional Shares. The minimum investment requirement for Institutional Shares may be waived under certain circumstances.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of a Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Fund and its Transfer Agent. Since a Fund will have no record of your transactions, you should contact your Authorized Institution to purchase or redeem shares, to make changes in or give instructions concerning your account or to obtain information about your account.

If you hold your shares through an Authorized Institution and propose to transfer your shares to another Authorized Institution, you may be required to redeem your shares or maintain the shares as a client of the Investment Adviser. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

SHAREHOLDER GUIDE

Certain Authorized Institutions may be authorized to accept, on behalf of the Trust, purchase and redemption orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

¢	A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund Shares when the order is accepted in proper form by the Transfer Agent or an Authorized Institution, and the order will be priced at the Fund’s current NAV per share next determined after such acceptance. For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Authorized Institutions of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact the Authorized Institution for more information.
¢	Authorized Institutions are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

Your Authorized Institution may charge fees directly to its customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

¢	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
¢	Reject or restrict any purchase order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases or sales of shares of the Fund is evident, or if purchases or sales are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
¢	Close a Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
¢	Provide for, modify or waive the minimum investment requirements.
¢	Modify the manner in which shares are offered.
¢	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of each Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (the “Securities Act”).

Each Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires each Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by a Fund. Throughout the life of your account, a Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, a Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or is unable to obtain all required information. A Fund and its agents will not be responsible for any loss or tax liability in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

Each Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

To the extent a Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for a Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions. In addition, if the third party service providers and/or data sources upon which the Funds directly or indirectly rely to calculate their NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be followed to price the securities at the time of determining a Fund’s NAV.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

¢	NAV per share of the share class is generally calculated by the fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
¢	On any business day when the SIFMA recommends that the bond markets close early, a Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

SHAREHOLDER GUIDE

¢	The Trust reserves the right to reprocess purchase (including dividend reinvestments) and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
¢	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open a Fund for purchase or redemption transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

When Will Shares Be Issued and Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly for the Multi-Manager Non-Core Fixed Income Fund will begin to be accrued as follows:

¢	Shares Purchased by Federal Funds Wire or ACH Transfer:
¢	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after the payment order is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
¢	If a purchase order is placed through an institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
¢	Shares Purchased by Check:
¢	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
¢	Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

Important Notice:

Shares of the Funds are offered exclusively to institutional investors that have entered into an investment management agreement or other agreement with the Investment Adviser, and GSAM portfolio managers. The Investment Adviser may purchase and redeem (sell) shares of the Funds on behalf of its clients’ accounts. (See “GPS Transactions Risk” and “Large Shareholder Transactions Risk” earlier in this Prospectus.) If you are no longer a client of the Investment Adviser or a GSAM portfolio manager, you will be required to redeem your shares. If you hold your shares through an Authorized Institution and propose to transfer your shares to another Authorized Institution, you may be required to redeem your shares or maintain the shares as a client of the Investment Adviser. A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in the Funds. None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

How Can I Sell Shares Of The Funds?

Generally, shares may be sold (redeemed) only through your Authorized Institution. Customers of an Authorized Institution will give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with a Fund. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). Each Fund will generally redeem its Shares upon request on any business day the Fund is open at the NAV next determined after receipt of such request in proper form. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of a Fund as described under “How to Buy Shares—Shares Offering.” Each Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

¢	You would like the redemption proceeds sent to an address that is not your address of record; or
¢	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

¢	Telephone requests are recorded.
¢	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
¢	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
¢	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
¢	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds

SHAREHOLDER GUIDE

may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

¢	Redemption proceeds will normally be paid in federal funds up to three business days following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
¢	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
¢	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
¢	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
¢	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
¢	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

¢	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
¢	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

¢	Redeem your shares if your account balance is below the required Fund minimum. A Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. A Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
¢	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated.
¢	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
¢	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
¢	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in a Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
¢	Charge an additional fee in the event a redemption is made via wire transfer.
¢	Redeem your shares if you are no longer a client of the Investment Adviser or a GSAM portfolio manager.

¢	Redeem your shares if you hold your shares through an Authorized Institution and propose to transfer your shares to another Authorized Institution, unless you maintain your shares as a client of the Investment Adviser.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

SHAREHOLDER SERVICES

What Types Of Reports Will I Be Sent Regarding My Investment?

If you invest through an Authorized Institution, Authorized Institutions are responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. If your account is maintained and serviced by an Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The applicable Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in these Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase into the Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, each Fund may consider trading activity in multiple accounts under common ownership,

SHAREHOLDER GUIDE

control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to a Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Authorized Institutions, such as broker-dealers, investment advisers and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide a Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by a Fund on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply a Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, each Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that a Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in a Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by each Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Funds’ transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Funds’ use of derivatives may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing its taxable income. In general, the Funds may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Funds may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your

TAXATION

adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Each Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using a Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Under an expired provision (which may possibly be extended by Congress), non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. If the provision is extended by Congress, it is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90 percent of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under the Code. As such, a Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked structured notes) that create commodity exposure may be considered qualifying income under the Code.

The Goldman Sachs Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Goldman Sachs Multi-Manager Real Assets Strategy Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s taxable income or any gains and distributions made by the Goldman Sachs Multi-Manager Real Assets Strategy

Fund. In connection with investments in commodity index-linked structured notes, the Goldman Sachs Multi-Manager Real Assets Strategy Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s income from such investments was not “qualifying income,” in which case the Goldman Sachs Multi-Manager Real Assets Strategy Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Goldman Sachs Multi-Manager Real Assets Strategy Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Goldman Sachs Multi-Manager Real Assets Strategy Fund shareholders.

Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. General Portfolio Risks

To the extent a Fund invests in equity investments, the Fund will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of such investments may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in a Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

A rising interest rate environment could cause the value of a Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective.

Each Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Underlying Managers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

A Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by a Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Underlying Managers’ expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Underlying Managers’ use of derivatives may not be effective in fulfilling the Underlying Managers’ investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by a Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by a Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.

Each Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Derivative Investments.  The Funds may invest in derivative instruments including and without limitation, options, futures, forwards, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Underlying Managers for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. Returns, and potential losses, from these management techniques are dependent on the Underlying Managers’ analysis and decision making processes around, but not limited to, expectations of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an Underlying Manager’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and an Underlying Manager may choose not to hedge portfolio risks. Investing for nonhedging purposes presents greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

APPENDIX A

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities, which are those that cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities include:

¢	Both domestic and foreign securities that are not readily marketable
¢	Certain municipal leases and participation interests
¢	Certain stripped mortgage-backed securities
¢	Repurchase agreements and time deposits with a notice or demand period of more than seven days
¢	Certain over-the-counter options
¢	Certain structured securities and swap transactions
¢	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Risks of Foreign Investments.  The Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of a Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Foreign Custody Risk.  Each Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover assets if a Foreign Custodian enters bankruptcy. Investments in emerging market countries may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Depositary Receipts Risk.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in foreign securities that may trade in the form of depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Risks of Emerging Countries.  The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Underlying Managers, their affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

APPENDIX A

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, a Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). Each Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Funds’ use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund’s currency exposure in emerging countries may not be covered by those techniques.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Geographic Risks.  The Funds may invest in the securities of governmental issuers located in a particular foreign country or region. Concentration of a Fund’s investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies and REITs.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in mid- and small-capitalization companies and in REITs. Investments in mid- and small-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid-and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small- and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Equity Swap Transactions.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in equity swap transactions. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock (or group of stocks). Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock (or group of stocks), as adjusted for interest payments or other economic factors.

APPENDIX A

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Underlying Managers may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap.

Equity swaps are derivatives and their value can be very volatile. To the extent that an Underlying Manager does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, a Fund may suffer a loss, which may be substantial.

Risks of Exchange-Traded Notes.  Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.

Risks Relating to Contracts for Difference.  Each Fund may enter into CFDs, which offer exposure to price changes in an underlying instrument without ownership of that instrument. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller may be required to post collateral, which is adjusted daily. Adverse movements in the underlying instrument will require the buyer to post additional margin. The buyer will also pay to the seller a financing rate on the notional amount of the CFD. A CFD is usually terminated at the buyer’s initiative. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based in part on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty failed to honor its obligations, the value of the contract may be reduced. A Fund may use CFDs to take either a short or long position on an underlying instrument. CFDs are not registered with the SEC or any U.S. regulator.

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in:

¢	U.S. Government Securities
¢	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by an Underlying Manager to be of comparable credit quality)
¢	Certificates of deposit
¢	Bankers’ acceptances
¢	Repurchase agreements
¢	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
¢	ETFs
¢	Other investment companies
¢	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Short Selling.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in short selling. In these transactions, a Fund sells an instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The value at such time may be more or less than the value at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing an instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the value of the stock at the time of the short sale.

A Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If a Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, a Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.

A Fund may also make short sales against the box, in which the Fund enters into a short sale of an instrument which it owns or has the right to obtain at no additional cost.

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds), and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. The Funds assign a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. If a security is downgraded after the time of purchase, the Underlying Managers will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Large Shareholder Transactions.  A Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Risks of Initial Public Offerings.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on

APPENDIX A

prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Master Limited Partnerships.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in MLPs. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of a Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which a Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as a Fund would be adversely affected.

Certain MLPs in which a Fund invests depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which a Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as a Fund.

A Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by a Fund as the holder of the MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs do not pay U.S. federal income tax at the partnership level. Rather, the partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objective and policies. Further information is provided in the SAI, which is available upon request.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Multi-Manager Real Assets Strategy Fund. With respect to the Subsidiary, the Investment Adviser is exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7.

Investments in the Subsidiary.  The Multi-Manager Real Assets Strategy Fund may gain exposure to the commodity markets by investing in the Subsidiary. The Subsidiary may invest in commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.

Although the Fund may invest in these commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary may also invest in fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that the Fund invests in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund will be indirectly exposed to the risks associated with those investments. The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

With respect to its investments, the Subsidiary is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments. The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.

Commodity-linked Derivative Instruments.  In accordance with existing law or other applicable guidance or relief provided by the IRS or other agencies, the Multi-Manager Real Assets Strategy Fund (and the Subsidiary) may invest in commodity-linked derivative instruments such as commodity futures, options on commodities, commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. These instruments expose the Fund economically to movements in commodity prices. As noted above under “Taxation,” the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. The Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities. The Fund pursues each objective without directly investing in commodities.

Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser and Underlying Managers may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example,

APPENDIX A

during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently.

U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  The Funds may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), as applicable, or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

REITs.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Foreign Currency Transactions.  The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. A Fund may also enter into such transactions to seek to increase total return, which presents additional risk.

A Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of an Underlying Manager, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., an Underlying Manager may anticipate that the foreign currency will appreciate against the U.S. dollar).

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

A Fund is not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with U.S. counterparties). Because a Fund’s non-U.S. counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Funds may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Underlying Manager to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. The potential for losses depends on the Underlying Managers’ analysis and decision making processes around, but not limited to, expectations of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio. The use of options can also increase a Fund’s transaction costs. Options written or purchased by a Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option

APPENDIX A

on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and foreign exchanges.

The Funds may purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

¢	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
¢	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
¢	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
¢	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
¢	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
¢	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
¢	Foreign exchanges may not provide the same protection as U.S. exchanges.

Other Investment Companies.  The Funds may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Funds may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or an Underlying Manager or any of their affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although a Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Structured Securities.  The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging a Fund’s investment so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

Structured securities may include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Mortgage-Backed Securities.  The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

A Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees,

APPENDIX A

including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities.  The Multi-Manager Non-Core Fixed Income Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include:

APPENDIX A

lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund.

Brady Bonds and Similar Instruments.  The Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, a Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Unseasoned Companies.  The Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

When-Issued Securities and Forward Commitments.  The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if an Underlying Manager deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Short Sales Against-the-Box.  The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations.  The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  The Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on an Underlying Manager’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the

APPENDIX A

secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if an Underlying Manager believes it is in the best interest of the Fund and its shareholders.

Preferred Stock, Warrants and Stock Purchase Rights.  The Funds may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Distressed Debt.  If a Fund invests in distressed debt, it may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Funds may enter into repurchase agreements with eligible counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

A Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  The Funds can borrow money from banks and other financial institutions and a Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received).

Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when an Underlying Manager expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Index Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Funds may enter into some or all of the following swap transactions and options agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, index swaps, total return swaps, options on swaps and interest rate caps, floors and collars.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Credit swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than a Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required

APPENDIX A

to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by an Underlying Manager to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Underlying Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Floating and Variable Rate Obligations.  The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

Loan-Related Investments.  The Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in a Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund. Second Lien Loans typically have adjustable floating rate interest payments.

Inflation Protected Securities.  The Multi-Manager Real Assets Strategy Fund may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

The U.S. Treasury utilizes the Consumer Price Index for Urban Consumers (“CPIU”) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

APPENDIX A

The Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Collateralized Debt Obligations.  The Funds may invest in CDOs, which include CLOs, CBOs, and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Yield Curve Options.  The Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Inverse Floating Rate Securities.  The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Equity Investments.  After its purchase, a Multi-Manager Non-Core Fixed Income Fund portfolio investment (such as a CDO) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment or make additional purchases of that equity investment if an Underlying Manager believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, each Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, each Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. A Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [                            ], whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report (available upon request).

[Financial Highlights to be filed by subsequent amendment.]

Strategic Multi-Asset Class Funds Prospectus

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports (when available) and the SAI are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports (when available) and the SAI at the Fund’s website: https://www.gsamfunds.com.

To obtain other information and for shareholder inquiries:

Institutional
¢ By telephone:	1-800-621-2550
¢ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
¢ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

[ ]	The Trust’s investment company registration number is 811-22781. GSAM® is a registered service mark of Goldman, Sachs & Co.

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY [    ], 2016

FUND	INSTITUTIONAL SHARES
GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND	GSEQX

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND	GNCFX

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND	GRASX

(Strategic Multi-Asset Class Funds of Goldman Sachs Trust II)

Goldman Sachs Trust II

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectus for the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund (together the “Funds” and each individually, a “Fund”), dated February [    ], 2016, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number or writing to one of the addresses listed below or from institutions (“Authorized Institutions”) acting on behalf of their customers.

The audited financial statements and related report of [ ], independent registered public accounting firm, for the Funds contained in the Funds’ 2015 Annual Report are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of the Funds’ Annual Report are incorporated by reference herein. The Funds’ Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 1-800-621-2550.

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is February [    ], 2016.

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN, SACHS & CO.
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606

Toll-free (in U.S.) 800-621-2550.

ii

INTRODUCTION

Goldman Sachs Trust II (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated August 28, 2012. The following series of the Trust are described in this SAI: Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund (each referred to herein as a “Fund” and, together, the “Funds”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series and classes may be added in the future from time to time. Each Fund currently offers one class of shares: Institutional Shares. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as the Funds’ distributor and transfer agent. The Funds’ custodian and administrator is [ ] (“[ ]”). The Multi-Manager Global Equity Fund’s investment sub-advisers are currently: Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”), Russell Implementation Services Inc. (“Russell”), Scharf Investments, LLC (“Scharf”), Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”); the Multi-Manager Non-Core Fixed Income Fund’s investment sub-advisers are currently Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLC (“BlueBay”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”); and the Multi-Manager Real Assets Strategy Fund’s investment sub-advisers are currently Prudential Real Estate Investors, a business unit of Prudential Investment Management Inc. (“PREI®”) and RREEF America L.L.C. (“RREEF”) (collectively, the “Underlying Managers”). The Investment Adviser determines the percentage of a Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Global Portfolio Solutions Group (“GPS” or the “GPS Group”) is responsible for the Funds’ asset allocation, and the Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing each Fund’s Underlying Managers. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser (references to “Underlying Manager(s)” include the Investment Adviser when acting in this capacity).

The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Funds’ investment objectives and policies. Investing in a Fund entails certain risks, and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund are diversified, open-end management companies as defined in the Investment Company Act of 1940, as amended (the “Act” or “1940 Act”). The Multi-Manager Non-Core Fixed Income Fund is a non-diversified, open-end management company as defined in the Act. The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase (“Net Assets”)) in the particular type of investment suggested by its name. Additional information about each Fund, its policies, and the investment instruments it may hold is provided below.

A Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. A Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers, and on the ability of the Underlying Managers to successfully execute the Fund’s investment strategies. A Fund should not be relied upon as a complete investment program.

The Multi-Manager Real Assets Strategy Fund may pursue its investment objective by investing up to 25% of its total assets in Cayman Commodity-MMRA, Ltd., the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is managed by the Investment Adviser and may be subadvised by one or more Underlying Managers. The Subsidiary may seek to gain commodities exposure and is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) is able to invest without limitation in commodity-linked securities and derivative instruments. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that the Subsidiary will comply with the requirements to identify liquid assets on its books (often referred to as “asset segregation”), or engage in other SEC- or SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives, to the same extent as would apply if the Subsidiary were registered under the 1940 Act. For more information about these practices, see “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Asset Segregation.”

To the extent it invests in the Subsidiary, the Multi-Manager Real Assets Strategy Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that may be held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. See below under “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES—Investment Objective and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s use of the Subsidiary.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Multi-Manager Real Assets Strategy Fund and the Subsidiary. With respect to the Subsidiary, the Investment Adviser is exempt from certain Commodity Futures Trading Commission (“CFTC”) recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7.

The Trust, on behalf of the Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term CPO under the CEA and therefore is not subject to registration or regulation as a CPO under the CEA.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Asset Segregation

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. [Instruments that do not cash settle will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant (“FCM”) or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.] The Funds reserve the right to modify its asset segregation policies in the future in its discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Bank Obligations

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Each Fund may invest in deposits in U.S. and European banks.

Collateralized Debt Obligations

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 (the “1933 Act”) for resales of certain securities to qualified institutional buyers, and such securities may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable)(including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper and Other Short-Term Corporate Obligations

The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Commodity-Linked Investments

The Multi-Manager Non-Core Fixed Income Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts.

The Multi-Manager Real Assets Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Subsidiary. The Fund may also invest in commodities through investments in other investment companies, exchange-traded funds (“ETFs”) or other pooled investment vehicles. Although it does not currently intend to do so, the Fund may also invest in certain commodity-linked structured notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.

In choosing investments, an Underlying Manager may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an investment in commodities may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments in commodities are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked derivative instruments are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

Contracts for Difference

Each Fund may enter into contracts for difference (“CFDs”), which offer exposure to price changes in an underlying instrument without ownership of that instrument. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. The buyer and seller may be required to post collateral, which is adjusted daily. Adverse movements in the underlying instrument will require the buyer to post additional margin. The buyer will also pay to the seller a financing rate on the notional amount of the CFD. A CFD is usually terminated at the buyer’s initiative. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based in part on the liquidity of the underlying instrument, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty failed to honor its obligations, the value of the contract may be reduced. A Fund may use CFDs to take either a short or long position on an underlying instrument. CFDs are not registered with the SEC or any U.S. regulator.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

In evaluating a convertible security, an Underlying Manager may give primary emphasis to the attractiveness of the underlying common stock.

Corporate Debt Obligations

Each Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value (or “NAV”). Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.

Covered Bonds

Covered bonds are debt instruments, issued by a financial institution and secured by a segregated pool of financial assets (the “cover pool”), typically comprised of mortgages or, in certain cases, public-sector loans. The cover pool, typically maintained by an issuing financial institution, is designed to pay covered bondholders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay principal and/or interest, covered bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Distressed Debt

Each Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than a Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Investments

The Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Global Equity Fund may purchase equity investments. In addition, after its purchase, a portfolio investment (such as a CDO) may convert to an equity security. A Fund may also acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment if the Underlying Manager believes it is in the best interest of the Fund and its shareholders.

Equity Swaps

The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by identifying on its books cash or liquid assets to cover a Fund’s exposure, the Fund, the Investment Adviser and Underlying Managers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

Equity-Linked Structured Notes

The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy

The unprecedented disruption in the residential Mortgage-Backed Securities market (and in particular, the “subprime” residential mortgage market), the broader Mortgage-Backed Securities market and the asset-backed securities market in 2008 and 2009 resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market contributed to increased volatility and diminished expectations for the economy and markets going forward, and contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008 and 2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. Government of Freddie Mac and Fannie Mae. The global markets also saw an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union (“EU”), including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the EU itself. Concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

These events may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities which may be held by a Fund. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may reoccur, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or Mortgage-Backed Securities (including the Mortgaged-Backed Securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities which may be owned by the Fund.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and the promulgation of additional regulations in this area which could affect these securities. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities which may be held by a Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities which may be held by a Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC, may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by a Fund.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which the Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that a Fund may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which each Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities are subject to widening and increased volatility due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which the Fund may invest) and increased unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by the Fund.

Floating Rate Loans and Other Variable and Floating Rate Securities

The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. A Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any nationally recognized statistical ratings organizations (“NRSRO”). In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fund or acquire floating rate loans from a Fund, or may be intermediate participants with respect to floating rate loans owned by a Fund. These banks also may act as agents for floating rate loans that a Fund owns.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Assignments. A Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loans and Loan Participations” below.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective net asset value.

Extended Trade Settlement Periods. Because transactions in many floating rate loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of floating rate loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.

Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally LIBOR, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Inverse Floating Rate Debt Obligations. A Fund may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund’s limitation on illiquid investments.

Foreign Investments

Each Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Manager, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by the Office of Foreign Assets Control (“OFAC”) of the US Department of Treasury (the “Treasury” or “U.S. Treasury”).

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://assetmanagement.gs.com/content/gsam/us/en/advisors/our-firm/citizenship.html.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts for investment and speculative purposes, as well as for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has a small or no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

Each Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S.

dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Underlying Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of each Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, each Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposure and the currency exposure of a performance benchmark.

While each Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent a Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Futures Contracts and Options on Futures Contracts

Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. Each Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Financial futures contracts used by the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. The Funds will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or with respect to certain funds on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, each Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, a Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, a Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Funds will usually liquidate futures contracts on securities or currency in this manner, each Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. Each Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of a Fund’s portfolio securities. Similarly, each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Manager, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, an Underlying Manager may attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give each Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of each Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. Each Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Funds to identify on their books cash or liquid assets. Each Fund may cover its transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of each Fund’s trading in futures depends upon the ability of an Underlying Manager to analyze correctly the futures markets.

High Yield Securities

The Funds may invest in bonds rated BB+ or below by Standard & Poor’s Ratings Services (“Standard & Poor”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds,” are non-investment grade and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable or are highly leveraged. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

The market values of high yield, fixed income securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing.

Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for high yield securities.

In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. An Underlying Manager could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of a Fund. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on an Underlying Manager’s credit analysis than would be the case with investments in investment-grade debt obligations.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s NAV to the extent it invests in such investments. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Volatility and Variance Swaps, Inflation and Inflation Asset Swaps, Correlation Swaps, and Options on Swaps and Interest Rate Caps, Floors and Collars

Each Fund may enter into interest rate, mortgage, currency, credit and total return swaps. Each Fund may also enter into interest rate caps, floors and collars. Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Each Fund may enter into index swaps, volatility and variance swaps, inflation and inflation asset swaps and correlation swaps.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Index swaps involve the exchange by a Fund with another party of payments based on a notional principal amount of a specified index or indices. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. A Fund may obtain exposure to Senior Loans (as defined below) through the use of derivative instruments including loan credit default swaps. Investments in loan credit default swaps involve many of the risks associated with investments in derivatives more generally. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a reference instrument over a stated period of time. Volatility swaps can be used to adjust the volatility profile of a Fund. For example, a Fund may buy a volatility swap to take the position that the reference instrument’s volatility will increase over a stated period of time. If this occurs, the Fund will receive a payment based upon the amount by which the realized volatility level of the reference instrument exceeds an agreed upon volatility level. If volatility is less than the agreed upon volatility level, then a Fund will make a payment to the counterparty calculated in the same manner. A variance swap is an agreement between two parties to exchange cash payments based on changes in the variance of a reference instrument over a stated period of time. Volatility is the mathematical square root of variance, and variance swaps are used for similar purposes as volatility swaps.

An inflation swap is an agreement between two parties in which one party agrees to pay the cumulative percentage increase in a reference inflation index (e.g., the Consumer Price Index) and the other party agrees to pay a compounded fixed rate over a stated period of time. In an inflation asset swap, the reference instrument is a bond with a value that is tied to inflation (e.g., Treasury

Inflation-Protected Security) and one party pays the cash flows from the reference instrument in exchange for a payment based on a fixed rate from the other party. Each Fund may enter into inflation swaps and inflation asset swaps to protect the Fund against changes in the rate of inflation.

A correlation swap is an agreement in which two parties agree to exchange cash payments based on the correlation between specified reference instruments over a set period of time. Two assets would be considered closely correlated if, for example, their daily returns vary in similar proportions or along similar trajectories. For example, a Fund may enter into correlation swaps to change its exposure to increases or decreases in the correlation between prices or returns of different Fund holdings.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that such Fund is contractually entitled to receive, if any.

In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

As a result of new rules adopted in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC or SEC-staff approved guidance or other appropriate measures, the Funds and the Investment Adviser and Underlying Managers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If an Underlying Manager is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser and the Underlying Managers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Inverse Floating Rate Securities

Each Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s 15% limitation on investments in such securities.

Investing in Emerging Countries

Emerging Markets Equity Securities. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for

U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

The Funds’ purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Funds, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Market Characteristics. Investment in debt securities of emerging country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

The Funds’ purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, an Underlying Manager, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent a Fund invests in emerging markets, Fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.

Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

Each Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.

The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.

Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government securities.

Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which a Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, a Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest and stability of existing coalitions in politically-fractionated countries – and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities.

Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.

Although each Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on the Fund.

Investing in Australia. The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity, although Australia’s stock market is the largest and most liquid in the Asia-Pacific region (ex-Japan). Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.

Investing in Bangladesh. Recent confrontational tendencies in Bangladeshi politics, including violent protests, raise concerns about political stability and could weigh on business sentiment and capital investment. Inadequate investment in the power sector has led to electricity shortages which continue to hamper Bangladesh’s business environment. Many Bangladeshi industries are dependent upon exports and international trade and may demonstrate high volatility in response to economic conditions abroad.

Bangladesh is located in a part of the world that has historically been prone to natural disasters such as monsoons, earthquakes and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Bangladesh’s economy.

Investing in Brazil. In addition to the risks listed above under “Foreign Investments” and “Investing in Emerging Countries” investing in Brazil presents additional risks.

Under current Brazilian law, a Fund may repatriate income received from dividends and interest earned on its investments in Brazilian securities. A Fund may also repatriate net realized capital gains from its investments in Brazilian securities. Additionally, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, under current Brazilian law the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors.

Brazil suffers from chronic structural public sector deficits. In addition, disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial hostilities have led to social and labor unrest and violence in the past, and may do so again in the future.

Additionally, the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets. The market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Brazil has historically experienced high rates of inflation and may continue to do so in the future. Appreciation of the Brazilian currency (the real) relative to the U.S. dollar may lead to a deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Inflationary pressures may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund’s investments.

Investing in Central and South American Countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on a Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Where a Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.

Investing in Egypt. Historically, Egypt’s national politics have been characterized by periods of instability and social unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Although there has been increasing economic liberalization and limited political liberalization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition.

Egypt has experienced acts of terrorism, internal political conflict, popular unrest associated with demands for improved political, economic and social conditions, strained international relations due to territorial disputes, regional military conflicts, internal insurgencies and other security concerns. These situations may cause uncertainty in the Egyptian market and may adversely affect the performance of the Egyptian economy.

Egypt’s economy is dependent on trade with certain key trading partners including the U.S. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. Trade may also be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other government imposed or negotiated protectionist measures.

Egypt has entered into, and is implementing, a bilateral investment treaty with the United States, which is designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral investment treaty with the United States is not fully implemented or fails in its purpose. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.

The Egyptian economy is heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which a may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.

Investing in Europe. A Fund may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities in which a Fund has invested.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Investing in Greater China. Investing in Greater China (the People’s Republic of China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

The willingness and ability of the government of the People’s Republic of China to support Greater China markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact a Fund’s investments in Taiwan and Hong Kong. The relationship between the People’s Republic of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation, and the continuing hostility between the People’s Republic of China and Taiwan, poses a threat to Taiwan’s economy and may have an adverse impact on the value of the Fund’s investments in Greater China.

Greater China has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, Greater China.

Investing in India. In addition to the risks listed above under “Foreign Investments” and “Investing in Emerging Countries,” investing in India presents additional risks.

The value of a Fund’s investments in Indian securities may be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in certain guidelines for direct foreign investment. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. GSAM is a registered FII and the inclusion of a Fund in GSAM’s registration was approved by SEBI. A Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on FIIs by SEBI. If a Fund (or the Investment Adviser) were to fail to meet applicable requirements in the future, the Fund would no longer be permitted to invest directly in Indian securities, may not be able to pursue its principal strategy and may be forced to liquidate. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company’s approval). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under the current guidelines, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. However, the guidelines covering foreign investment are relatively new and evolving and there can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

A tax of 10% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. There is no tax on gains from sales of equities held for more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company that pays the dividends. The Investment Adviser will take into account the effects of local taxation on investment returns. In the past, these taxes have sometimes been substantial.

The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition, India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect a Fund’s investments.

Investing in Indonesia. Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent, often as a result of pervasive corruption. Indonesia has a history of political and military unrest including acts of terrorism, outbreaks of violence and civil unrest due to territorial disputes, historical animosities and domestic ethnic and religious conflicts.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. The limited liquidity of the Indonesian securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, a Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries. Adverse economic conditions or developments in other emerging market countries, especially in the Southeast Asia region, have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. Adverse conditions or changes in relationships with Indonesia’s major trading partners, including Japan, China, and the U.S., may also significantly impact on the Indonesian economy.

Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy.

Investing in Japan. Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets.

In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.

The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

The performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.

Like many developed countries, Japan faces challenges to its competitiveness. Growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession in part due to the recent global economic crisis. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.

Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress resulting from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of a full economic recovery is uncertain, and foreign business whose supply chains are dependent on production or manufacturing in Japan may decrease their reliance on Japanese industries in the future.

Investing in Mexico. Since the period of economic turmoil surrounding the devaluation of the peso in 1994, which triggered the worst recession in over 50 years, Mexico has experienced a period of general economic recovery. Economic and social concerns persist, however, with respect to low real wages, underemployment for a large segment of the population, inequitable income distribution and few advancement opportunities for the large impoverished population in the southern states. Mexico also has a history of high inflation and substantial devaluations of the peso, causing currency instabilities. These economic and political issues have caused volatility in the Mexican securities markets.

Mexico’s free market economy contains a mixture of modern and outmoded industry and agriculture, increasingly dominated by the private sector. Recent administrations have begun a process of privatization of certain entities and industries including seaports, railroads, telecommunications, electricity generation, natural gas distribution and airports. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards.

The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic components of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Mexico and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. These treaties may impact the trading relationship between Mexico and the U.S. and further Mexico’s dependency on the U.S. economy.

Mexico is subject to social and political instability as a result of a recent rise in criminal activity, including violent crimes and terrorist actions committed by certain political and drug trade organizations. A general escalation of violent crime has led to uncertainty in the Mexican market and adversely affected the performance of the Mexican economy. Violence near border areas, as well as border-related political disputes, may lead to strained international relations.

Recent elections have been contentious and closely-decided, and changes in political parties or other political events may affect the economy and cause instability. Corruption remains widespread in Mexican institutions and infrastructure is underdeveloped. Mexico has historically been prone to natural disasters such as tsunamis, volcanoes, hurricanes and destructive earthquakes, which may adversely impact its economy.

Investing in Nigeria. Nigeria is endowed with vast resources of oil and gas, which provide strong potential for economic growth. However, dependence on oil revenues leaves Nigeria vulnerable to volatility in world oil prices and dependent on international trade. In addition, Nigeria suffers from poverty, marginalization of key regions, and ethnic and religious divides. Under-investment and corruption have slowed infrastructure development, leading to major electricity shortages, among other things. Electricity shortages have led many businesses to make costly private arrangements for generation of power. Excessive regulation, an unreliable justice system, government corruption, and high inflation are other risks faced by Nigerian companies.

Because Nigeria is heavily dependent upon international trade, its economy would be negatively affected by any trade barriers, exchange controls, managed adjustments in relative currency values or other protectionist measures imposed or negotiated by the countries with which it trades. The Nigerian economy may also be adversely affected by economic conditions in the countries with which it trades.

Militancy in the Niger Delta region, which has had a significant impact on crude oil production in recent years, has subsided following a government amnesty initiative in 2009. However, political activism and violence in the Delta region, as well as religious riots in the north, continue to have an effect on the Nigerian economy. Religious tension, often fueled by politicians, may increase in the near future, especially as other African countries are experiencing similar religious and political discontent.

Nigeria is also subject to the risks of investing in African countries generally. Many African countries historically have suffered from political, economic, and social instability. Political risks may include substantial government control over the private sector, corrupt leaders, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, civil unrest, social instability as a result of religious, ethnic and/or socioeconomic unrest, suppression of opposition parties or fixed elections, terrorism, coups, and war. Certain African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations.

Investing in Pakistan. The Pakistani population is comprised of diverse religious, linguistic and ethnic groups which may sometimes be resistant to the central government’s control. Acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists have resulted in population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, sometimes resulting in armed conflict and acts of terrorism. Unanticipated political or social developments may affect the value of a Fund’s investments and the availability to the Fund of additional investments.

Pakistan’s economy is heavily dependent on exports. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy.

The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in Pakistan are comparatively underdeveloped. A Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of a Fund to invest its assets in Pakistan may be impaired. Settlement of securities transactions in Pakistan are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of a Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where a Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, a Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Pakistan is located in a part of the world that has historically been prone to natural disasters including floods and earthquakes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Pakistan’s economy.

Investing in the Philippines. Investments in the Philippines may be negatively affected by slow or negative growth rates and economic instability in the Philippines and in Asia. The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic declines in the information technology sector. In addition, the Philippines’ dependence on exports ties the growth of its economy to those of its key trading partners, including the U.S., China, Japan and Singapore. Reduction in spending on products and services from the Philippines, or changes in trade regulations or currency exchange rates in any of these countries, may adversely impact the Philippine economy.

In the past, the Philippines has experienced periods of slow or negative growth, high inflation, significant devaluation of the peso, imposition of exchange controls, debt restructuring and electricity shortages and blackouts. From mid-1997 to 1999, the Asian economic crisis adversely affected the Philippine economy and caused a significant depreciation of the Peso and increases in interest rates. These factors had a material adverse impact on the ability of many Philippine companies to meet their debt-servicing obligations. While the Philippines has recovered from the Asian economic crisis, it continues to face a significant budget deficit, limited foreign currency reserves and a volatile Peso exchange rate.

Political concerns, including uncertainties over the economic policies of the Philippine government, the large budget deficit and unsettled political conditions, could materially affect the financial and economic conditions of Philippine companies in which a Fund may invest. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth or contribute to prolonged periods of recession. Investments in Philippine companies will also subject a Fund to risks associated with government corruption, including lack of transparency and contradictions in regulations, appropriation of assets, graft, excessive and/or unpredictable taxation, and an unreliable judicial system.

The Philippines has historically been prone to incidents of political and religious related violence and terrorism, and may continue to experience this in the future.

The Philippines is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Philippines’ economy.

Investing in Russia. In addition to the risks listed above under “Foreign Investments” and “Investing in Emerging Countries,” investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Investing in Turkey. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has also experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating.

Turkey has begun a process of privatization of certain entities and industries. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards. Privatized industries also run the risk of re-nationalization.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Investing in Vietnam. While Vietnam has been experiencing a period of rapid economic growth, the country remains relatively poor, with under-developed infrastructure and a lack of sophisticated or high tech industries. Risks of investing in Vietnam include, among others, expropriation and/or nationalization of assets, political instability, including authoritarian and/or military involvement in governmental decision-making, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Vietnam is currently experiencing a high inflation rate, which is at least partially a result of the country’s large trade deficit. Due to governmental focus on economic growth at the expense of currency stability, the inflation rate may continue at a high level and economic stability could be threatened.

Vietnam may be heavily dependent upon international trade and, consequently, may have been and may continue to be, negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy of Vietnam also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

The Vietnamese economy also suffers from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.

The government of Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located in Vietnam. Moreover, governmental approval prior to investments by foreign investors may be required in Vietnam and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors make investing in issuers located in Vietnam significantly riskier than investing in issuers located in more developed countries, and could a cause a decline in the value of a Fund’s shares. In addition, the government of Vietnam may levy withholding or other taxes on dividend and interest income. Although a portion of these taxes may be recoverable, any non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investment in Vietnam may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of capital by foreign investors. In addition, there is the risk that if Vietnam’s balance of payments declines, Vietnam may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in Vietnam may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Current investment regulations in Vietnam require a Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the applicable Fund.

Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation.

Investment in Unseasoned Companies

Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Investments in the Wholly-Owned Subsidiary

The Multi-Manager Real Assets Strategy Fund may invest in the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS rulings, as discussed below under “Taxation – Fund Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is currently the sole shareholder of the Subsidiary. The Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and commodity swaps, and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although the Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary may also invest in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Loans and Loan Participations

Each Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by a Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. The participation by a Fund in a lender’s portion of a loan typically will result in the Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds (the “Borrower”). As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. Each Fund may participate in such syndicates, or can buy part of a loan, becoming a part lender. The participation interests in which a Fund may invest may not be rated by any NRSRO. The secondary market, if any, for loan participations may be limited and loan participations purchased by the Fund may be regarded as illiquid.

When a Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund may have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.

For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Senior Loans. The Multi-Manager Non-Core Fixed Income Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Underlying Managers expect the average lives of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Many Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Underlying Managers will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Underlying Managers believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Underlying Managers do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the net asset value of the Fund. Because transactions in many Senior Loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of Senior Loans for a period after the sale of the Senior Loans. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower.

When interest rates decline, the value of the Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the Fund.

The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Fund may also purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Underlying Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the net asset value of the Fund than if that valuation were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. The Fund currently intends to treat loan indebtedness as liquid when, in the view of the Investment Adviser or an Underlying Manager, there is a readily available market at the time of the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of the Fund’s limitations on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Second Lien Loans. The Multi-Manager Non-Core Fixed Income Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Master Limited Partnerships

The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in master limited partnerships (“MLPs”). MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of a Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. Each Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability.

In addition, a percentage of a distribution received by a Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Mortgage Dollar Rolls

The Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund may enter into mortgage dollar rolls, in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for a Fund. A Fund will, until the settlement date, identify on its books cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon an Underlying Manager’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage Loans and Mortgage-Backed Securities

Each Fund may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”). Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential Mortgage-Backed Securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, an Underlying Manager may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because each Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, the Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a Real Estate Mortgage Investment Conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage loans and Mortgage-Backed Securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Fund.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). Each Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Funds. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect the Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.	Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, and consequently, could adversely impact the yields and distributions the Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, each Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

Each Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of the Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government Securities (as defined below) that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which each Fund may invest.

•	Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

•	Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

•	Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Fund.

Privately Issued Mortgage-Backed Securities. Each Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Mortgage Pass-Through Securities. To the extent consistent with its investment policies, a Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of Mortgage-Backed Securities (which may include certain of the Mortgage-Backed Securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by the Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and a Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities (“CMBS”) are a type of Mortgage Pass-Through that is primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Stripped Mortgage-Backed Securities. Each Fund may invest in stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.

Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. An Underlying Manager may determine that SMBS which are U.S. Government securities are liquid for purposes of a Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund’s investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Municipal Securities

The Multi-Manager Real Assets Strategy Fund and Multi-Manager Non-Core Fixed Income Fund may invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment

Adviser or an Underlying Manager, excluded from gross income for federal income tax purposes. A Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with the Fund’s investment objective and policies. A Fund may also invest in taxable Municipal Securities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Dividends paid by a Fund that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Fund’s shareholders.

Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. During the recent economic downturn, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser or an Underlying Manager based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including a Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities.

Special Risk Considerations Relating to California Municipal Obligations. A Fund may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and consequently may be affected by political and economic developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on information publicly available from State authorities and other sources available prior to July 24, 2015 and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California. Furthermore, obligations of issuers of California Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. As a result of continuing financial and economic difficulties, several California municipalities have filed for bankruptcy protection under Chapter 9 or have indicated that they may seek such bankruptcy protection in the future. Additional municipal bankruptcy filings may occur in the future. Any such action could negatively impact the value of a fund’s investments in the securities of those issuers or other issuers in California

Certain California Municipal Obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by a Fund may be impaired.

California Municipal Obligations, including certain tax-exempt securities, in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy; and as a result, economic factors that affect such industries may have a similar impact on the State and national economies.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, which authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs was issued in three sales between May 2004 and February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State Administration currently estimates that all outstanding ERBs will be effectively retired in the first quarter of fiscal year 2015-16.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced by an executive order issued by the Governor. The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2013-14 due to the condition of the General Fund. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. The Governor declared several such fiscal emergencies from 2008 through 2011. Finally, Proposition 58 requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. BSA transfers resumed in fiscal year 2014-15, and the 2015 Budget Act projects to end fiscal year 2015-16 with approximately $3.5 billion in the BSA.

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. To exacerbate the problem, as the State entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. However, the prospects for the California economy are improving.

California’s recovery spread to more sectors of the economy in 2013 and 2014. Recently released benchmark revisions revealed that California gained more jobs in 2013 and 2014 than previously estimated and the gains were spread widely across major industry sectors. Growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions. Overall, California’s real gross domestic product increased by 2% in 2013 and totaled $2.2 trillion at current prices, making it the eighth largest economy in the world. While the current drought is one of the most severe in California’s history, some farmers were able to offset the effects of surface water shortfalls in 2014 through groundwater pumping, shifting crop patterns and planting fewer acres. A continuation of drought conditions in 2015, however, would be expected to have more severe impacts, as options for adjustment would be more limited.

Industry employment in California is forecast to grow by 2.4% in 2015 and 2.3% in 2016 as compared to growing by just 0.9% in 2011. The State’s unemployment rate fell from a high of 12.5% in December 2010 to 6.4% in May 2015. In comparison, the national unemployment rate was 5.5% in May 2015. As of February 2015 California gained a total of 1.8 million jobs since employment expansion began in February 2010. Due to an aging population, there has been strong growth in the in-home support service job market, which increased the pace of recovery.

Personal income in California is estimated to have grown 4.4% in 2014 and projected to grow 4.5% in 2015 and 5.3% in 2016, as compared to falling by 3.7% in 2009 and the 3.9% average growth rate from 2002 to 2013. Taxable sales in California are estimated to have grown 6.0% in 2014 and projected to grow 4.6% in each of 2014 and 2015. Furthermore, California wages and salaries are estimated to have risen an average of 2.5% in 2014, followed by projections of 2.4% and 2.3% growth in 2014 and 2015. On the other hand, the more subdued national outlook led to a more restrained projection for 2015 and 2016 at 1.9% and 1.5%, respectively.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $58.1 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund, outstanding as of December 31, 2014.

As of July 24, 2015, California’s general obligation bonds were assigned ratings of Aa3, AA- and A+ by Moody’s, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests. As of January 1, 2015, California had outstanding approximately $79.0 billion in long-term general obligation bonds.

In January 2014, the Governor’s Budget projected the State’s budget reserve to be approximately $2.3 billion for fiscal year 2014-15. The Governor’s Budget focused primarily on increasing expenditures to the State’s education systems. In addition, for the first time since fiscal year 2007-08, the Governor’s Budget reflected an intent to transfer funds to the State’s BSA, with half of these funds going to accelerate repayment of the State’s ERBs. The Governor’s Budget also proposed a measure for the November 2014 election ballot that would base the required deposits into the BSA on projections of capital gains-related personal income tax – the State’s principal source of revenue volatility. This proposal would also create a Proposition 98 reserve to attempt to reduce volatility within the Proposition 98 budget for the funding of public education. Voters approved this ballot measure on November 4, 2014. On June 20, 2014, the Governor signed the 2014 Budget Act.

In January 2015, the Governor’s Budget projected the State’s budget reserve to be approximately $3.4 billion for fiscal year 2015-16. The Governor’s Budget projects that the General Fund will receive $113.4 billion in revenues and transfers, an increase of $5.4 billion compared with revised estimates for FY 2014-15. Against these revenues, the 2015-16 Governor’s Budget calls for approximately $113.3 billion in General Fund expenditures, an increase of $1.6 billion compared with revised estimates for fiscal year 2014-15. The 2015 Budget Act was signed into law on June 24, 2015.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Special Risk Considerations Relating to Florida Special Assessment Bonds. A Fund may invest in Florida special assessment bonds, which are bonds backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.

A Fund could be adversely affected by changes in general economic conditions in the State of Florida, fluctuations in the real estate market, or a particular developer, builder or homeowner’s inability to continue to pay the tax assessments underlying the special assessment bonds. Florida’s economy relies heavily on the trade and services industry (particularly in connection with the housing sector), the agriculture industry, and the tourism industry. A downturn in one or more of these sectors could adversely impact the state’s economy and could affect the performance of special assessment bonds. In addition, the homebuilding industry in Florida has been slow to recover since the financial crisis, which severely impacted Florida’s housing and credit markets. While the state, overall, continues its slow recovery from the financial crisis, its employment recovery has largely come from other parts of its economy. The continued sluggish pace of the state’s homebuilding industry could affect the financial health of real estate developers, builders or homeowners.

In many cases, special assessment bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. However, the lien created by a special assessment bond is pari passu to other tax liens on the home or property and senior to all other liens on the home or property. In addition, if there is a default on the special assessment bond, a Fund would have the right to foreclose on the home or property. In most cases, however, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. In the event of bankruptcy or similar proceedings with respect to the developer, builder or homeowner of a home or property underlying special assessment bonds held by a Fund, the bonds held by the Fund could lose a significant portion of their value. Such proceedings could occur as the result of developments unrelated to the home or property underlying special assessment bonds held by the Fund.

Special Risk Considerations Relating to Puerto Rico Municipal Obligations. A Fund may invest in municipal obligations of the Commonwealth of Puerto Rico (“Puerto Rico” or, as used in this section, the “Commonwealth”), its public authorities and local governments (“Puerto Rico Municipal Obligations”), and consequently may be affected by political and economic developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of Puerto Rico issuers. Some of the significant financial considerations relating to investments in Puerto Rico Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of Puerto Rico that could, in turn, adversely affect a Fund’s investments in Puerto Rico Municipal Obligations. This information is based on information publicly available from Commonwealth authorities and other sources available prior to July 15, 2015 and has not been independently verified.

Puerto Rico and its public corporations are not eligible for protection under Chapter 9 of the Bankruptcy Code, which is the only chapter available to municipalities. Accordingly, in the event that Puerto Rico is unable to meet both the need to fund governmental services and its debt obligations, it may be required to take emergency measures, which may include measures to disburse public funds in accordance with legally established priority norms. In June 2014, the Commonwealth enacted the Puerto Rico Corporations Debt Enforcement and Recovery Act (the “Debt Enforcement Act”), which would have permitted certain public corporations in Puerto Rico to restructure their outstanding debt obligations. Following a challenge in U.S. federal court, a federal district court held in February 2015 that the law was preempted by the U.S. Bankruptcy Code, permanently enjoining its enforcement. This injunction was affirmed in July 2015 by a federal court of appeals. The Puerto Rico government has signaled that it may seek review by the U.S. Supreme Court. On June 29, 2015, the Governor of Puerto Rico announced that the Commonwealth would be unable to meet its debt obligations and would face a default if it is not able to negotiate a restructuring of its debt with bondholders. These and future efforts by the Commonwealth concerning the rights of creditors could negatively impact the value of Puerto Rico Municipal Obligations.

Puerto Rico’s economy is closely linked to that of the United States, which accounts for approximately 72% of Puerto Rico’s exports and 47% of its imports. However, in recent years, Puerto Rico’s economy, which entered a recession in the fourth quarter of 2006, has lagged behind the U.S. economy. In fiscal year 2013, Puerto Rico’s gross national product grew by 0.3%, while the United States’ gross national product grew by 1.9%. In October 2014, the Puerto Rico Planning Board projected gross national product to increase by only 0.1% and 0.2% in fiscal years 2014 and 2015, respectively.

Puerto Rico’s per capita income ($17,748 in fiscal year 2014) is far below the national average ($46,129 during the same period). As of May 2015, the Commonwealth’s civilian labor force consisted of approximately 1.14 million individuals. The unemployment rate in Puerto Rico was 12.4% as of May 2015, down from 13.6% in May 2014, but considerably higher than the national average of 5.5%.

Puerto Rico routinely experiences significant budget deficits in its general fund. In the five most recent fiscal years, these deficits totaled $2.724 billion (2010), $1.801 billion (2011), $2.375 billion (2012), $1.310 billion (2013) and $664 million (2014). The fiscal year 2015 budget is expected to have had a deficit of $740 million. The Commonwealth has enacted a balanced budget for fiscal year 2016, which relies heavily on the Commonwealth’s ability to reduce spending and raise revenues. It remains uncertain whether the Commonwealth will be capable of adequately reducing expenditures and raising revenues to achieve a balanced budget. Failure to do would result in budget gaps and could further worsen Puerto Rico’s financial state.

Puerto Rico relies heavily on transfers from the federal government to fund specific programs within the Commonwealth, including Social Security, Veterans’ Benefits and Medicare. Such transfer payments totaled $15.6 billion in fiscal year 2013. Fiscal or political developments at the national level could impact the extent to which Puerto Rico may rely on transfers from the federal government.

Puerto Rico’s budget is also impacted by extensive unfunded pension obligations related to the Commonwealth’s three public retirement systems, the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System, all of which are funded primarily through appropriations from the general fund. The Commonwealth’s fiscal year 2014 and 2015 budgets include general fund contributions to the pension systems of $335.4 million and $334.0 million, respectively. As of the most recent actuarial valuations of the three pension plans in June 2013, the unfunded actuarial accrued liability for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $23.0 billion, $10.3 billion and $358.0 million, respectively.

An additional contributor to the Commonwealth’s significant budget deficits is a high level of debt, which the Commonwealth has needed in order to bridge budget gaps, but the servicing of which also exacerbates its ongoing fiscal difficulties. As of March 31, 2015, Puerto Rico’s total public sector debt totaled approximately $72.2 billion, of which approximately $22.6 billion was backed by the Commonwealth’s full faith and credit. Servicing this debt was estimated to cost approximately $1.97 billion in fiscal year 2016, which represents approximately 21% of the Commonwealth’s fiscal year 2015 budget.

In April through July 2015, the credit ratings of Puerto Rico’s general obligation bonds were downgraded by Moody’s, S&P and Fitch to Caa3, CCC- and CC, respectively. These ratings represent non-investment grade status. The downgraded credit rating has triggered the acceleration of certain of the Commonwealth’s debt instruments and additional collateral requirements for certain of its interest rate exchange agreements. In addition, the downgrade has adversely impacted the liquidity of the Commonwealth’s debt securities.

Puerto Rico is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or impair future revenue sources. The Commonwealth has estimated that its total exposure for pending and threatened litigation, if decided against the Commonwealth, is approximately $1.7 billion.

Municipal Leases, Certificates of Participation and Other Participation Interests. A Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser or an Underlying Manager, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser or an Underlying Manager will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser or an Underlying Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.

Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.

Private Activity Bonds. A Fund may invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser or an Underlying Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable.

Auction Rate Securities. A Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. A Fund will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

Insurance. A Fund may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of a Fund.

A Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. A Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Fund may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies.

Standby Commitments. In order to enhance the liquidity of Municipal Securities, a Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund’s quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

The Fund values Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to a Fund nor has each Fund assumed that such commitments would continue to be available under all market conditions.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. A Fund may invest a portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Non-Diversified Status

Because the Multi-Manager Non-Core Fixed Income Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

Options on Securities and Securities Indices and Foreign Currencies

Writing and Purchasing Call and Put Options on Securities and Securities Indices. Each Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that such Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option may be “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other instruments held by it. A call option may also be covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference. A put option may also be covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund identifies on its books liquid assets in the amount of the difference. A Fund may also cover options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Identified cash or liquid assets may be quoted or denominated in any currency. Identified cash or liquid assets may be quoted or denominated in any currency.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to predict future price fluctuations and the degree of correlation between the options and securities markets. If an Underlying Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Each Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Call and Put Options on Currency. Each Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, a Fund may purchase call options on currency to seek to increase total return.

A currency call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing and Purchasing Call and Put Options on Securities and Securities Indices” above.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

Each Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

Each Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, a Fund may use options on currency to seek to increase total return. A Fund may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, a Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Each Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund as a call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Each Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or an Underlying Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an Underlying Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of an Underlying Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

Participation Notes

The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. A Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Pooled Investment Vehicles

Each Fund may invest in securities of pooled investment vehicles. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs have, however, obtained exemptive relief to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that a Fund serves as an “underlying Fund” to another Goldman Sachs Fund, the Fund may invest a percentage of its assets in other investment companies only if those instruments are consistent with applicable law and/or exemptive relief obtained from the SEC.

Each Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are pooled investment vehicles issuing shares that are traded like traditional equity securities on a stock exchange. ETFs hold a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of the ETF’s underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because ETFs, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the ETF will continue to meet the requirements necessary to be listed on an exchange, or that the exchange will not change its listing requirements. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Portfolio Maturity

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Multi-Manager Non-Core Fixed Income Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and the Fund’s average maturity may lengthen beyond an Underlying Manager’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, the Fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Portfolio Turnover

Each Fund may engage in active short-term trading to benefit from price or yield disparities among different issues of securities or among the markets for equity or fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of a Fund may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. Each Fund is not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. When a Fund purchases a TBA (“To Be Announced”) mortgage, it can either receive the underlying pools of the TBA mortgage or roll it forward a month. The portfolio turnover rate increases when a Fund rolls the TBA forward.

Preferred Stock, Warrants and Stock Purchase Rights

Each Fund may invest in preferred stock, warrants or stock purchase rights (in addition to those acquired in units or attached to other securities) (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividends and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Publicly-Traded Partnerships

Each Fund may invest in publicly-traded partnerships (“PTPs”). In addition to the risks associated with the underlying assets and exposures within a PTP, a Fund’s investments in PTPs are subject to other risks. The value of a PTP will depend in part upon specialized skills of the PTP’s manager, and a PTP may not achieve its investment objective. A PTP and/or its manager may lack, or have limited, operating histories. A Fund will be subject to its proportionate share of a PTP’s expenses. A PTP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, a Fund would have limited voting and distribution rights in connection with its investment in a PTP.

Real Estate Investment Trusts

Each Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements with eligible counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A Fund may also enter into repurchase agreements involving obligations other than U.S. government securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Funds’ custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

Each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted and Illiquid Securities

Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities and other financial instruments that are not readily marketable, certain Senior Loans and Second Lien Loans, certain CDOs, CLOs, CBOs, bank obligations, non-investment grade securities and other credit instruments and Restricted Securities unless, based upon a review of the trading markets for specific investments, those investments are determined to be liquid. Those investment practices could have the effect of increasing the level of illiquidity in a Fund to the extent that market demand for securities held by the Fund decreases such that previously liquid securities become illiquid. The Trustees have adopted guidelines and delegated to the Investment Adviser and Underlying Managers the function of determining and monitoring the liquidity of the Funds’ portfolio securities.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Reverse Repurchase Agreements

Each Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund may sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. These reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When a Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then continuously monitored by the Investment Adviser and applicable Underlying Manager, to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales

The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, a Fund will (a) identify cash or liquid assets at such a level that such assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, local and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Special Note Regarding Operational and Cyber Security Risks

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Each Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting a Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Funds’ calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Funds and their service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Funds do not directly control the risk management systems of the service providers to the Funds, their trading counterparties or the issuers in which a Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected

Structured Notes

Each Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Investments

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or if unrated, determined by the Investment Adviser or an Underlying Manager to be of comparable quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Trust Preferred Securities

Each Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

U.S. Government Securities

Each Fund may invest in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.

Inflation-Protected Securities. Each Fund may invest in inflation-protected securities (“IPS”), including Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”), which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such IPS that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a when-issued basis, including TBA securities, or purchase or sell securities on a forward commitment basis beyond the customary settlement time. TBA securities, which are usually Mortgage-Backed Securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. These transactions involve a commitment by a Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. The Funds may also sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. The Funds are generally required to identify on its books, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless a Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

The Funds’ investments in fixed income securities may include zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, each Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “TAXATION.”

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Funds without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of a Fund. The investment objective of a Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, a Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to each Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund may not:

Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund:

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);

Multi-Manager Real Assets Strategy Fund:

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries), except that the Fund will invest more than 25% of its total assets in the real estate group of industries;

All Funds:

(2)	Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

(3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)	Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

For purposes of each Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Funds’ daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of five Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established four standing committees – Audit, Governance and Nominating, Compliance and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of February [    ], 2016 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: [73]	Chairman of the Board of Trustees	Since 2012

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007).

Chairman of the Board of Trustees—Goldman Sachs Fund Complex.

				[137]	None

Cheryl K. Beebe Age: [60]	Trustee	Since 2015

Ms. Beebe is retired. She is Director, Convergys Corporation (2015–Present); Director, Packaging Corporation of America (2008–Present); and was formerly Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004–2014).

Trustee— Goldman Sachs Fund Complex.

				[8]	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)

John P. Coblentz, Jr. Age: [74]	Trustee	Since 2012

Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975–2003); Director, Emerging Markets Group, Ltd. (2004–2006); and Director, Elderhostel, Inc. (2006–2012).

Trustee—Goldman Sachs Fund Complex.

				[137]	None

John F. Killian Age: [61]	Trustee	Since 2015

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); Director, Houghton Mifflin Harcourt Publishing Company (2011–Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Fund Complex.

				[8]	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: [76]	Trustee	Since 2012

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008–2014) and Trustee (1982–2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000–2014). He serves as Trustee Emeritus, The University of Chicago (1987–Present).

Trustee—Goldman Sachs Fund Complex.

				[137]	None

Interested Trustees

James A. McNamara* Age: [53]	President and Trustee	Since 2012

Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President—Goldman Sachs Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Fund Complex (2001–2007).

Trustee—Goldman Sachs Fund Complex (November 2007–Present and December 2002–May 2004).

				[136]	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.

3	With respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, the Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust (“GST”), Goldman Sachs Variable Insurance Trust (“GSVIT”), Goldman Sachs ETF Trust (“GSETF”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”). With respect to Messrs. Bakhru, Coblentz and Strubel, the Goldman Sachs Fund Complex also includes Goldman Sachs BDC, Inc. (“GSBDC”). With respect to Ms. Beebe and Mr. Killian, the Goldman Sachs Fund Complex only includes the Trust. As of February [ ], 2016, the Trust consisted of [eight] portfolios ([seven] of which offered shares to the public), GST consisted of [98] portfolios ([92] of which offered shares to the public), GSVIT consisted of [14] portfolios, each of GSMLP, GSMER and GSBDC consisted of one portfolio and GSETF consisted of [14] portfolios ([two] of which offered shares to the public).

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of February [    ], 2016 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as Trustee and Chairman of the Board of the Trust since 2012, and has served as a Trustee of the Goldman Sachs Fund Complex since 1991 and Chairman of the Board of the Goldman Sachs Fund Complex since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008–2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Cheryl K. Beebe. Ms. Beebe became a Trustee of the Trust in 2015. Ms. Beebe is retired. She is a member of the Board of Directors of Convergys Corporation, a customer management company, where she serves as a member of the Audit Committee. She is also a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. In addition, Ms. Beebe serves on the Board of Trustees of Fairleigh Dickinson University and is a director of the Girls Scouts of Chicago and Greater Indiana. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a global corn refining and manufacturing company. Ms. Beebe worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing all finance and accounting activities. Based on the foregoing, Ms. Beebe is experienced with financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz has served as Trustee of the Trust since 2012, and has served as Trustee of the Goldman Sachs Fund Complex since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

John F. Killian. Mr. Killian became a Trustee of the Trust in 2015. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as a member of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees. He is also a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he serves as Chair of the Audit Committee and a member of the Compensation Committee. In addition, he serves as Chair of the Board of Trustees for Providence College. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Richard P. Strubel. Mr. Strubel has served as Trustee of the Trust since 2012, and has served as Trustee of the Goldman Sachs Fund Complex since 1987. He formerly served as Chairman of the Board of Trustees of the Northern Funds, which is a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. Mr. Strubel also served on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning

Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2012, has served as Trustee and President of the Goldman Sachs Fund Complex since 2007 and has served as an officer of the Goldman Sachs Fund Complex since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the Officers of the Trust as of February [    ], 2016 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: [53]	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998 – Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President—Goldman Sachs Fund Complex (November 2007 – Present); Senior Vice President—Goldman Sachs Fund Complex (May 2007 – November 2007); and Vice President—Goldman Sachs Fund Complex (2001 – 2007).

Trustee—Goldman Sachs Fund Complex (November 2007 – Present and December 2002 – May 2004).

Scott M. McHugh 200 West Street New York, NY 10282 Age: [44]	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007 – Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Principal Financial Officer—Goldman Sachs Fund Complex (November 2013 – Present); Treasurer—Goldman Sachs Fund Complex (October 2009 – Present); Senior Vice President—Goldman Sachs Fund Complex (November 2009 – Present); and Assistant Treasurer—Goldman Sachs Fund Complex (May 2007 – October 2009).

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Alison Conn 200 West Street New York, NY 10282 Age: [45]	Chief Compliance Officer	Since 2014

Vice President, GSAM Compliance (July 2014 – Present); Acting Associate Regional Director (July 2012 – September 2012) and Assistant Regional Director (September 2008 – July 2012), New York Regional Office, U.S. Securities and Exchange Commission.

Chief Compliance Officer—Goldman Sachs Fund Complex.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: [53]	Assistant Treasurer	Since 2012	Managing Director, Goldman Sachs (January 2014 – Present); and Vice President, Goldman Sachs (May 1992 – December 2013). Assistant Treasurer—Goldman Sachs Fund Complex.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: [58]	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present). Assistant Treasurer—Goldman Sachs Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: [51]	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998). Assistant Treasurer—Goldman Sachs Fund Complex.

Robert McCormack 30 Hudson Street Jersey City, NJ 07302 Age: [42]	Assistant Treasurer	Since 2015

Vice President, Goldman Sachs (December 2008 – Present); and Associate, Goldman Sachs (September 2005 – December 2008).

Assistant Treasurer—Goldman Sachs Fund Complex (August 2015 – Present) and Vice President—Goldman Sachs Fund Complex (August 2012 – August 2015).

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: [32]	Assistant Treasurer	Since 2014	Vice President, Goldman Sachs (January 2013 – Present); Associate, Goldman Sachs (December 2008 – December 2012). Assistant Treasurer—Goldman Sachs Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: [52]	Vice President	Since 2012

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President—Goldman Sachs Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: [53]	Vice President	Since 2012	Vice President, GSAM Control Oversight, Goldman Sachs (1986 – Present). Vice President—Goldman Sachs Fund Complex.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Miriam L. Cytryn 200 West Street New York, NY 10282 Age: [57]	Vice President	Since 2012

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President—Goldman Sachs Fund Complex.

Mark Heaney River Court 120 Fleet Street London, EC4A2BE, UK Age: [48]	Vice President	Since 2012

Executive Director, GSAM (May 2005 – Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004 – March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001 – May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000 – September 2001); and Director of Investment Administration, Invesco Asset Management (December 1998 – March 2000).

Vice President—Goldman Sachs Fund Complex.

Ken Cawley 71 South Wacker Drive Chicago, IL 60606 Age: [46]	Vice President	Since 2014

Vice President, Goldman Sachs (December 1999 – Present); Associate (December 1996 – December 1999); Associate, Discover Financial (August 1994 – December 1996).

Vice President—Goldman Sachs Fund Complex.

Thomas J. Davis 200 West Street New York, NY 10282 Age: [52]	Vice President	Since 2015	Managing Director, Goldman Sachs (2008 – Present); Analyst, Goldman Sachs (1990 – 2008). Vice President—Goldman Sachs Fund Complex.

Stephen J. DeAngelis 1735 Market Street, 26th Fl Philadelphia, PA 19103 Age: [49]	Vice President	Since 2015

Managing Director, Goldman Sachs (December 2009 – Present); Vice President, Goldman Sachs (July 2007 – December 2009); President, ADVISORport, Inc. (October 1999 – June 2007); Senior Vice President, Delaware Capital Management (December 1995 – September 1999); Vice President, Brinker Capital (June 1992 – November 1995).

Vice President—Goldman Sachs Fund Complex.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: [38]	Secretary	Since 2012

Managing Director, Goldman Sachs (November 2015 – Present); Vice President, Goldman Sachs (August 2006 – November 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary—Goldman Sachs Fund Complex (August 2012 – Present); and Assistant Secretary—Goldman Sachs Fund Complex (June 2012 – August 2012).

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
David A. Fishman 200 West Street New York, NY 10282 Age: [51]	Assistant Secretary	Since 2012	Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001). Assistant Secretary—Goldman Sachs Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: [53]	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary—Goldman Sachs Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: [44]	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (2005 – Present); Associate, Goldman Sachs (2001 – 2005); and Analyst, Goldman Sachs (1994 – 2005). Assistant Secretary—Goldman Sachs Fund Complex.

Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: [43]	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998). Assistant Secretary—Goldman Sachs Fund Complex.

James P. McCarthy 200 West Street New York, NY 10282 Age: [51]	Assistant Secretary	Since 2012	Managing Director, Goldman Sachs (2003 – Present); Vice President, Goldman Sachs (1996 – 2003); and Portfolio Manager, Goldman Sachs (1995 – 1996). Assistant Secretary—Goldman Sachs Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: [43]	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (April 2009 – Present); Associate General Counsel, Goldman Sachs (December 2010 – Present); Assistant General Counsel, Goldman Sachs (April 2009 – December 2010); Attorney, Axiom Legal (2007 – 2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001 – 2007).

Assistant Secretary—Goldman Sachs Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: [41]	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Fund Complex.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Board of Trustees has established four standing committees in connection with their governance of the Funds — Audit, Governance and Nominating, Compliance and Contract Review.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2015.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2015. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee held three meetings during the fiscal year ended October 31, 2015. All of the Independent Trustees serve on the Compliance Committee.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Committee held three meetings during the fiscal year ended October 31, 2015. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers including Underlying Managers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including Underlying Managers, have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, their respective affiliates or other service providers, including Underlying Managers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and Underlying Manager performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of

GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]		Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Ashok N. Bakhru	[	]	[	]
Cheryl K. Beebe[2]	[	]	[	]
John P. Coblentz, Jr.	[	]	[	]
John F. Killian[2]	[	]	[	]
James A. McNamara	[	]	[	]
Richard P. Strubel	[	]	[	]

[1]	Includes the value of shares beneficially owned by each Trustee in the Funds described in this SAI.
[2]	Ms. Beebe and Mr. Killian began serving as Trustees effective August 5, 2015.

[As of [ ], 2016, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.]

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2014:

Trustee Compensation

Name of Trustee	Multi-Manager Global Equity Fund[1]		Multi-Manager Non- Core Fixed Income Fund[2]		Multi-Manager Real Assets Strategy Fund[3]
Ashok N. Bakhru[4]	[	]	[	]	[	]
Cheryl K. Beebe[5]	[	]	[	]	[	]
John P. Coblentz, Jr.[6]	[	]	[	]	[	]
John F. Killian[5]	[	]	[	]	[	]
James A. McNamara[7]	0		0		0
Richard P. Strubel	[	]	[	]	[	]

Name of Trustee	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)[7]
Ashok N. Bakhru[4]	$0	[	]
Cheryl K. Beebe[5]	0	[	]
John P. Coblentz, Jr.[5]	0	[	]
John F. Killian[5]	0	[	]
James A. McNamara[6]	0	0
Richard P. Strubel	0	[	]

[1]	The Multi-Manager Global Equity Fund commenced operations on June 24, 2015.
[2]	The Multi-Manager Non-Core Fixed Income Fund commenced operations on March 31, 2015.
[3]	The Multi-Manager Real Assets Strategy Fund commenced operations on June 30, 2015.
[4]	Includes compensation as Board Chairman.
[5]	Ms. Beebe and Mr. Killian began serving as Trustees effective August 5, 2015.
[6]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[7]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
[8]	Represents fees paid to each Trustee during the fiscal year ended October 31, 2015 from the Goldman Sachs Fund Complex.

Miscellaneous

The Trust, its Investment Adviser, the principal underwriter and the Underlying Managers have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds. Because each Underlying Manager is an entity not affiliated with GSAM, GSAM relies on each Underlying Manager to monitor the personal trading activities of the Underlying Managers’ personnel in accordance with that Underlying Manager’s Code of Ethics.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds. GSAM also serves as an investment adviser to the Subsidiary. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectus for a description of the Investment Adviser’s duties to the Funds.

Founded in 1869, Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of the Funds’ names for as long as the Funds’ management agreement (the “Management Agreement”) is in effect.

The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Funds, including developing the Funds’ investment program. The Investment Adviser selects, subject to the approval of the Funds’ Board of Trustees, Underlying Managers for the Funds, allocates Fund assets among those Underlying Managers, monitors them and evaluates their performance results.

The GPS Group is responsible for the Funds’ asset allocation. GPS utilizes a proprietary asset allocation model that provides estimations of medium- and long-term risks, returns, and correlations across a large number of asset classes and investment strategies as an input to its multi-asset class allocation work for a diverse set of clients globally. For all its clients, and with respect to the Funds, GPS applies a risk-based approach to asset allocation that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner.

With respect to the Funds, the AIMS Group applies a multifaceted process around manager due diligence, portfolio construction, and risk management. The manager due diligence process includes both qualitative and quantitative analysis on each potential Underlying Manager. The factors employed to evaluate the managers that are ultimately selected have been developed over years and informed by thousands of manager diligences. These factors include, among others, business stability, succession planning, team development, past and expected investment performance, ability to navigate in varying market conditions, risk management techniques, and liquidity of investments. In addition, the AIMS Group has a dedicated team to assess the operational integrity and controls as part of the due diligence process. The AIMS Group is also engaged in portfolio construction and dynamic rebalancing of the Underlying Managers in the Funds. The team’s portfolio construction process combines judgment with quantitative tools and focuses on diversification by selecting multiple managers who employ diverse approaches to a variety of strategies. The AIMS Group focuses on an Underlying Manager’s return expectations, contribution to risk, liquidity, and fit within a Fund. Furthermore, the AIMS Group seeks to employ an active risk management process that includes regular monitoring of the Underlying Managers and in-depth factor, scenario, and exposure analyses on the Funds.

The Management Agreement provides that GSAM, directly or through an Underlying Manager, is responsible for overseeing the Funds’ investment program. The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Management Agreement with respect to the Multi-Manager Non-Core Fixed Income Fund was initially approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on December 18, 2014. The Management Agreement with respect to the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund was initially approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on February 25, 2015. A discussion regarding the Board of Trustees’ basis for approving the Funds’ Management Agreement is available in the Multi-Manager Non-Core Fixed Income Fund’s semi-annual report for the period ended April 30, 2015 and in the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds’ annual report for the period ended October 31, 2015.

The Management Agreement with respect to the Multi-Manager Non-Core Fixed Income Fund will remain in effect until December 18, 2016, and with respect to the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, until February 25, 2017. The Management Agreement will continue in effect with respect to the Funds from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the applicable Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on a Fund’s average daily net assets.

Fund	Contractual Rate		Average Daily Net Assets	Actual Rate for the Fiscal Period Ended October 31, 2015
Multi-Manager Global Equity Fund	1.03 0.93 0.89 0.87 0.84	% % % % %	First $1 billion Next $1 billion Next $3 billion Next $3 billion Over $8 billion	[	]*
Multi-Manager Non-Core Fixed Income Fund	0.85 0.77 0.73 0.71	% % % %	First $2 billion Next $3 billion Next $3 billion Over $8 billion	[	]**
Multi-Manager Real Assets Strategy Fund	1.00 0.90 0.86 0.84 0.82	% % % % %	First $1 billion Next $1 billion Next $3 billion Next $3 billion Over $8 billion	[	]***

*	[The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Multi-Manager Global Equity Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.]
**	[The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Multi-Manager Non-Core Fixed Income Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.]
***	Reflects combined management fees paid to the Investment Adviser by the Multi-Manager Real Assets Strategy Fund and the Subsidiary after fee waivers. The Investment Adviser has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This arrangement may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. [The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers (including any Underlying Manager of the Subsidiary). This arrangement will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.]

For the fiscal period ended October 31, 2015, the amount of fees incurred by each Fund under the Management Agreement was (with and without the fee limitations that were then in effect):

Fund	Fiscal Period Ended October 31, 2015
	With Fee Limitations			Without Fee Limitations
Multi-Manager Global Equity Fund[1]	$	[	]	$	[	]
Multi-Manager Non-Core Fixed Income Fund[2]	$	[	]	$	[	]
Multi-Manager Real Assets Strategy Fund[3]	$	[	]	$	[	]

[1]	The Multi-Manager Global Equity Fund commenced operations on June 24, 2015.
[2]	The Multi-Manager Non-Core Fixed Income Fund commenced operations on March 31, 2015.
[3]	The Multi-Manager Real Assets Strategy Fund commenced operations on June 30, 2015.

In addition to overseeing the Funds’ investment program, under the Management Agreement, the Investment Adviser also performs the following additional services for the Funds: (i) selects the Funds’ Underlying Managers and provides general oversight of the Underlying Managers; (ii) supervises non-advisory operations of the Funds, including oversight of vendors hired by the Funds, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Funds made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law; (iii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iv) arranges for, at the Funds’ expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (v) maintains the Funds’ records; (vi) provides office space and necessary office equipment and services for the Investment Adviser; and (vii) markets the Funds.

As discussed in “Investment Objectives and Policies” above, the Multi-Manager Real Assets Strategy Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment management and other services to the Subsidiary (the “Subsidiary Management Agreement”). In consideration of these services, the Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.43% of its net assets. An Underlying Manager that subadvises the Subsidiary is paid by the Investment Adviser out of its management fee a percentage of the Subsidiary’s average daily net assets managed by that Underlying Manager. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This waiver may not be terminated by the Investment Adviser and will remain in effect for as long as the Subsidiary Management Agreement is in place. The Subsidiary Management Agreement is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by the Investment Adviser (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Management Agreement between the Trust, acting for and on behalf of the Fund and the Investment Adviser is terminated.

As stated in the Funds’ Prospectus, Boston Partners, Causeway, Epoch, Fisher, GW&K, Parametric, Principal, Russell, Scharf, Vulcan and WCM currently serve as the Underlying Managers to the Multi-Manager Global Equity Fund; Ares, BlueBay, Lazard and Symphony currently serve as the Underlying Managers to the Multi-Manager Non-Core Fixed Income Fund; and PREI® and RREEF currently serve as the Underlying Managers to the Multi-Manager Real Assets Strategy Fund. The Underlying Managers may change from time to time. See “Service Providers” in the Funds’ Prospectus for a description of the Underlying Managers’ duties to the Funds (or Subsidiary). The sub-advisory agreements between GSAM and each Underlying Manager (the “Sub-Advisory Agreements”) will remain in effect for a two year term and will continue in effect with respect to the Funds (or Subsidiary) from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Funds’ outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreements with Ares, BlueBay and Symphony were approved by the Trustees of the Trust, including a majority of the non-interested Trustees on December 18, 2014. The Sub-Advisory Agreements with Causeway, Fisher, Parametric,

Vulcan and WCM were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on February 25, 2015. The Sub-Advisory Agreements with Boston Partners and GW&K were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on March 11, 2015. The Sub-Advisory Agreements with PREI® and RREEF were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on April 8, 2015. The Sub-Advisory Agreements with Scharf and Russell were approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on May 12, 2015. The Sub-Advisory Agreement with Epoch was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on June 11, 2015. The Sub-Advisory Agreement with Principal was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on November 3, 2015. The Sub-Advisory Agreement with Lazard was approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on August 5, 2015. A discussion regarding the Trustees’ basis for approving the Sub-Advisory Agreements with respect to the Funds is available in the Multi-Manager Non-Core Fixed Income Fund’s semi-annual report for the period ended April 30, 2015 or the Funds’ annual report for the period ended October 31, 2015, or will be available in the Funds’ semi-annual report for the period ended April 30, 2016.

Under the current Sub-Advisory Agreements, the Investment Adviser (not the Funds) pays each Underlying Manager a fee based on the Fund’s (or Subsidiary’s) average daily net assets that each manages. The following table sets forth the aggregate investment sub-advisory fees paid by the Investment Adviser to each Fund’s Underlying Managers and the percentage of the Fund’s average daily net assets represented by such fees, in each case for the fiscal period ended October 31, 2015:

Fund	Aggregate Sub-Advisory Fees			Percentage of Average Daily Net Assts
Multi-Manager Global Equity Fund[1]	$	[	]	[	]%
Multi-Manager Non-Core Fixed Income Fund[2]	$	[	]	[	]%
Multi-Manager Real Assets Strategy Fund[3]	$	[	]	[	]%

[1]	The Multi-Manager Global Equity Fund commenced operations on June 24, 2015.
[2]	The Multi-Manager Non-Core Fixed Income Fund commenced operations on March 31, 2015.
[3]	The Multi-Manager Real Assets Strategy Fund commenced operations on June 30, 2015. Reflects combined fees paid to the Underlying Managers of the Fund and the Subsidiary.

The fees and percentages above reflect the fee schedule(s) in effect during the period.

The Sub-Advisory Agreements will terminate automatically if assigned (as defined in the Act). Each Sub-Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by GSAM or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Underlying Manager or by the Underlying Manager on 60 days’ written notice to the Trust and GSAM.

Underlying Managers

Multi-Manager Global Equity Fund

Causeway Capital Management LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, own controlling voting stakes in Causeway. Ms. Ketterer and Mr. Hartford hold their Causeway interests through estate planning vehicles, through which they exercise their voting power.

Epoch Investment Partners, Inc. Epoch is a wholly-owned subsidiary of The Toronto-Dominion Bank.

Fisher Asset Management, LLC. Fisher is a wholly-owned subsidiary of Fisher Investments, Inc. (FII). FII is a holding company and does not carry on any business.

GW&K Investment Management, LLC. GW&K is majority owned by Affiliated Managers Group, Inc.

Parametric Portfolio Associates LLC. Parametric is a majority-owned subsidiary of Eaton Vance Corp.

Principal Global Investors, LLC. Principal is a wholly-owned subsidiary of the Principal Financial Group®.

Robeco Investment Management, Inc., doing business as Boston Partners. Boston Partners is a wholly owned subsidiary of Robeco Group, which is a majority owned subsidiary of ORIX Corp.

Russell Implementation Services Inc. Russell is a wholly-owned subsidiary of Frank Russell Company dba Russell Investments. Frank Russell Company is an indirect subsidiary of London Stock Exchange Group plc.

Scharf Investments, LLC. Scharf is controlled by Jeffrey R. Scharf, the Manager and an owner of Scharf. Brian A. Krawez is the majority owner of Scharf and serves as President and Chairman of the Investment Committee. As of July 1, 2015, Scharf anticipates that Mr. Krawez will succeed Mr. Scharf as the Manager of Scharf, causing a change in control.

Vulcan Value Partners, LLC. Vulcan is controlled by its principal owner, C. T. Fitzpatrick.

WCM Investment Management. Kurt Winrich, Chairman, and Paul Black, President, are control persons of WCM via their partial ownership of WCM.

Multi-Manager Non-Core Fixed Income Fund

Ares Capital Management II LLC. Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser, the sole member of which is Ares Management LLC.

BlueBay Asset Management LLP. BlueBay, headquartered at 77 Grosvenor Street London, W1K 3JR, an investment adviser registered with the SEC, is a dedicated fixed income manager focusing on sovereign and corporate debt in developed and emerging markets. The firm has approximately $[    ] billion of assets under managements as of [    ], 2015. With respect to the Fund, the firm manages an allocation of emerging market debt.

Lazard Asset Management LLC. Lazard is a Delaware limited liability company. It is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.”

Symphony Asset Management LLC. Symphony, headquartered at 555 California Street, Suite 3100, San Francisco, California 94104, an investment adviser registered with the SEC, specializes in levered loan investing. The firm has approximately $[    ] billion of assets under management as of [    ], 2015. With respect to the Fund, the firm manages an allocation of senior loans.

Multi-Manager Real Assets Strategy Fund

Prudential Real Estate Investors. PREI® is a business unit of Prudential Investment Management, Inc., which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

RREEF America L.L.C. RREEF is an indirect wholly-owned subsidiary of Deutsche Bank AG.

Additional information about each Underlying Manager is available on the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of [ ], 2015, unless otherwise indicated.

	Number of Other Accounts Managed and Total Assets by Account Type†															Number of Accounts and Total Assets for Which Advisory Fee is Performance Based†
Name of Portfolio Manager	Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts					Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts
	Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed			Number of Accounts		Assets Managed
Multi-Manager Global Equity Fund
GPS
Neill Nuttall	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Kate El-Hillow	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
AIMS
Jason Gottlieb	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Betsy Gorton	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Multi-Manager Non-Core Fixed Income Fund
GPS
Neill Nuttall	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Kate El-Hillow	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
AIMS
Jason Gottlieb	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Betsy Gorton	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Multi-Manager Real Assets Strategy Fund
GPS
Neill Nuttall	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Kate El-Hillow	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
AIMS
Jason Gottlieb	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
Betsy Gorton	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

† Footnotes:

1.	Neill Nuttall is the Chair of the GPS Investment Committee, which is responsible for the management of all assets in GPS.
2.	Kate El-Hillow is a member of the GPS Investment Committee, and also the Chair of the GPS Portfolio Implementation and Construction Working Group in GPS, which is responsible for the portfolio construction, implementation, and trading of all assets in GPS.
3.	Asset information for Jason Gottlieb is based on combined assets under supervision by the AIMS Hedge Funds and Public Equity Investment Committee and the AIMS Credit Strategies Investment Committee each of which he is a member.
4.	Asset information for Betsy Gorton is based on combined assets under supervision by the AIMS Hedge Funds and Public Equity Investment Committee of which she is a member.
5.	Asset information is in USD billions unless otherwise specified.
6.	With respect to the AIMS portfolio managers, “Other Pooled Investment Vehicles” includes private investment funds, SICAVs, and the advisory mutual fund platform. For purposes of the above, the advisory mutual platform is included as a single account.
7.	With respect to the AIMS portfolio managers, “Other Accounts” includes a separately managed account platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Funds as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of a Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST—Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

With respect to the Underlying Managers, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Underlying Managers have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among various accounts when allocating resources. In addition, the Underlying Managers and their advisory affiliates use a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation over time.

With respect to each Fund, the Underlying Managers are subject to certain restrictions on their trading activities in or with the Investment Adviser’s affiliates.

Portfolio Managers – Compensation

The GSAM compensation plan strives to evaluate performance on a multi-year basis, align interests with those of our clients/investors, encourage teamwork, and provide for the retention of proven talent. Within GSAM, Portfolio Managers responsible for a Fund are compensated through a package comprised of a base salary plus a year-end bonus. The base salary is reviewed on an annual basis. The year-end bonus is a function of each professional’s individual performance, his or her contribution to the overall performance of the group, the performance of their division, and the overall performance of the firm. The individual performance evaluation includes factors such as investment performance of products managed over multi-year periods, quality of research, due diligence, and portfolio construction, effective risk management, and teamwork and leadership. The year-end bonus may be comprised of both cash compensation and equity-based awards. Equity-based awards generally come in the form of restricted stock units that are not immediately available for exercise and vest over several years, which further encourages the long-term stability of key employees.

In addition to base salary and year-end discretionary bonus, the firm has a number of additional benefits in place including a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds

The following table shows the portfolio managers’ ownership of shares of each Fund as of October 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Multi-Manager Global Equity Fund
GPS
Neill Nuttall	$	[	]
Kate El-Hillow	$	[	]
AIMS
Jason Gottlieb	$	[	]

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Betsy Gorton	$	[	]
Multi-Manager Non-Core Fixed Income Fund
GPS
Neill Nuttall	$	[	]
Kate El-Hillow	$	[	]
AIMS
Jason Gottlieb	$	[	]
Betsy Gorton	$	[	]
Multi-Manager Real Assets Strategy Fund
GPS
Neill Nuttall	$	[	]
Kate El-Hillow	$	[	]
AIMS
Jason Gottlieb	$	[	]
Betsy Gorton	$	[	]

Distributor and Transfer Agent

Distributor: Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs.

Transfer Agent: Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal, on an annualized basis, to 0.02% of average daily net assets of each Fund’s Institutional Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectus.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent with respect to the Funds and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal period ended October 31, 2015 from the Funds as follows under the fee schedules then in effect:

Institutional Shares
Fund	Fiscal Period Ended October 31, 2015
Multi-Manager Global Equity Fund[1]	$	[	]
Multi-Manager Non-Core Fixed Income Fund[2]	$	[	]
Multi-Manager Real Assets Strategy Fund[3]	$	[	]

[1]	The Multi-Manager Global Equity Fund commenced operations on June 24, 2015.
[2]	The Multi-Manager Non-Core Fixed Income Fund commenced operations on March 31, 2015.
[3]	The Multi-Manager Real Assets Strategy Fund commenced operations on June 30, 2015.

The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Fund, is responsible for the payment of the Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Authorized Institutions, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of each Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Funds pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

[Notwithstanding the foregoing, the Investment Adviser has agreed to pay for the expenses of the organization of each Fund.]

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of each Fund, which would have the effect of lowering each Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Investment Adviser has agreed to limit total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to [ ]%, [ ]% and [ ]% of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively, through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.

Fees and expenses borne by the Funds relating to legal counsel, registering shares of the Funds, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.

Reimbursement and Other Expense Reductions

For the fiscal period ended October 31, 2015, the amounts of certain expenses of the Funds were reduced by the Investment Advisers as follows under expense limitations that were then in effect:

Fund	Fiscal Period Ended October 31, 2015
Multi-Manager Global Equity Fund[1]	$	[	]
Multi-Manager Non-Core Fixed Income Fund[2]	$	[	]
Multi-Manager Real Assets Strategy Fund[3]	$	[	]

[1]	The Multi-Manager Global Equity Fund commenced operations on June 24, 2015.
[2]	The Multi-Manager Non-Core Fixed Income Fund commenced operations on March 31, 2015.
[3]	The Multi-Manager Real Assets Strategy Fund commenced operations on June 30, 2015.

Custodian, Sub-Custodians and Administrator

[ ], [ ], is the custodian and administrator of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. [ ] also maintains the Trust’s accounting records. [ ] may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

[ ]also serves as administrator pursuant to an administration agreement with the Trust (the “Administration Agreement”) pursuant to which [ ] provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the Securities and Exchange Commission; (iii) certain compliance testing services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and [ ]. For its services under the Administration Agreement, the Administrator receives such fees as are agreed upon from time to time between the parties. In addition, the Administrator is reimbursed by the Funds for reasonable out-of-pocket expenses incurred in connection with the Administration Agreement.

Independent Registered Public Accounting Firm

[ ], [ ], is the Funds’ independent registered public accounting firm. The Funds’ independent registered public accounting firm may change from time to time. In addition to audit services, [ ] prepares the Funds’ federal and state tax returns and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds and the Underlying Managers to which they directly or indirectly allocate Fund assets (the Funds and the Underlying Managers, collectively with their respective affiliates, directors, partners, trustees, managers, members, officers and employees, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, the “Underlying Managers”). They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Investment Decisions in Respect of Underlying Managers, the Sale of Fund Shares and the Allocation of Investment Opportunities

Goldman Sachs’ Other Activities May Have an Impact on Investment Decisions in Respect of the Underlying Managers (Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund)

The Investment Adviser will face potential conflicts in making investment decisions (including whether the Funds should make initial or maintain or increase existing investments with, or withdraw investments from, the Underlying Managers) in respect of the Underlying Managers with which the Investment Adviser or Goldman Sachs has other relationships. For example, it is expected that Goldman Sachs may provide a variety of products and services to the Underlying Managers, including prime brokerage and research services, and therefore Goldman Sachs may receive various forms of compensation, commissions, payments, rebates, remuneration or other benefits from the Underlying Managers to which a Fund allocates assets, and Goldman Sachs and Accounts may have interests in such Underlying Managers or their businesses (including equity, profits or other interests). The amount of such compensation or other benefits to Goldman Sachs, or the value of such interests in the Underlying Managers, may be greater depending upon the investment decisions made by the Investment Adviser in respect of an Underlying Manager than it would have been had other investment decisions been made that might also have been appropriate for the Funds. In addition, personnel of certain Underlying Managers may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Although the Investment Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of an Underlying Manager than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Underlying Managers consistent with its fiduciary duties and the investment strategies described in the Funds’ Prospectus.

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to invest with the same Underlying Managers for multiple Accounts or may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds and the Underlying Managers. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, investments in MLPs in the oil and gas industry and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited or where Underlying Managers limit the number of clients whose assets they manage.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that Goldman Sachs personnel making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes, including for purposes of allocations of private equity or IPO/new issue opportunities. There will be cases where certain Accounts (including Accounts in which Goldman Sachs and Goldman Sachs personnel have an interest) receive an allocation of an investment opportunity when the Funds do not.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of Accounts that have strategies similar to those of the Funds. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make investments independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as or prior to a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as that of, another Account of the Underlying Manager may be implemented differently, sometimes to a material extent, depending on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, and the time difference associated with the location of different portfolio management teams.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities. Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates other than the Investment Adviser. Opportunities or any portion thereof that the Funds do not participate in may be offered to other Accounts, Goldman Sachs (including the Investment Adviser), all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion, and the Funds will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, and Underlying Managers, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. There may be circumstances in which, as a result of information held by certain of the Investment Adviser’s portfolio management teams, the Investment Adviser limits an activity or transaction for a Fund, including if the team holding such information is not managing the Fund. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be adverse to the Funds. Such teams may not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation to do so.

Valuation of the Funds’ Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts (e.g., because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements, different third party vendors are hired to perform valuation functions for the Accounts or the Accounts are managed or advised by different portfolio management teams within the Investment Adviser). The Investment Adviser will face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in various activities in the global financial markets. Goldman Sachs, acting in various capacities (including investment banker, market maker, lender, investor, broker, advisor and research provider), may take actions or advise on transactions in respect of Accounts (including the Funds) or companies or affiliated or unaffiliated investment funds in which one or more Funds have an interest that may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.

Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to or opposed to those of the Funds, and the Underlying Managers to which they allocate assets, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds and the Underlying Managers. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds and the Underlying Managers invest, and may directly or indirectly negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, actions taken by Goldman Sachs may result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager). Moreover, Accounts may engage in a strategy while a Fund or an Underlying Manager is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the investments of the Underlying Managers (and therefore, the Funds). The Funds or an Underlying Manager on one hand and Goldman Sachs or Accounts on the other hand may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the investments of the Underlying Managers (and therefore, the Funds).

Goldman Sachs or Accounts, on the one hand, and a Fund, on the other hand, may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and as a result Goldman Sachs or Accounts may take actions that adversely affect the Fund. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, Goldman Sachs may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of Accounts with respect to a particular issuer in which one or more Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs (including the Investment Adviser) and its personnel may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman, Sachs & Co. and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions a Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts and in accordance with its management of such Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies for Accounts, on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser and/or the Underlying Managers may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies.

When the Investment Adviser and/or the Underlying Managers wish to place an order for different types of Accounts or other accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser and/or the Underlying Managers may use a trade sequencing and rotation policy to determine which type of Account or other accounts is to be traded first. Under this policy, each portfolio management team within the Adviser and/or the Underlying Managers may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser and/or the Underlying Managers may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s and/or the Underlying Managers’ trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts due to the relative amount of market savings obtained by the Accounts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds and the Underlying Managers or issuers of securities held by the Funds or Underlying Managers to which the Funds allocate assets. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds and the Underlying Managers will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds or the assets the Underlying Managers manage for the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to the Funds or to issuers of securities in which the Funds invest which may result in fees, compensation and remuneration, as well as other benefits to Goldman Sachs, enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or accounts managed by the Underlying Managers, or with respect to underlying securities or assets of the Funds, including interests in funds or accounts managed by the Underlying Managers, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds or their underlying securities or assets, including interests in accounts managed by Underlying Managers. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Goldman Sachs may make loans to clients or enter into asset-based or other credit facilities or similar transactions with clients that are secured by a client’s assets or interests other than Fund shares. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower rapidly liquidates a large position in a security that is held by one or more Funds, the value of such security may decline and the value of the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price).

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, have adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest, including restrictions on the purchase and sale of publicly traded equity securities. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Underlying Managers (Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund)

When the Funds allocate assets to Underlying Managers, the Underlying Managers or the Funds’ custodian generally are responsible for taking all action with respect to the securities held by the Underlying Managers on behalf of the Funds, and the Investment Adviser is not responsible for taking any action with respect to such securities. To the extent that Goldman Sachs takes any action with respect to securities in the Funds, the Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser or an Underlying Manager in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). As a result, the Investment Adviser might not engage in transactions for one or more Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for a Fund that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). The Investment Adviser may also reduce a Fund’s interest in an investment opportunity that has limited availability so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit an activity or transaction engaged in by the Funds, including as a result of information held by Goldman Sachs (including information held by a portfolio management team in the Investment Adviser other than the teams managing the Funds), and may limit its exercise of rights on behalf of the Funds, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an Underlying Manager or other entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an Underlying Manger or other entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities. The Investment Adviser may restrict its investment decisions and activities on behalf of one or more Funds and not on behalf of other Accounts.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser (and/or the Fund) being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof, to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with such requests to disclose such information including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing standpoint.

Brokerage Transactions

The Investment Adviser and/or the Underlying Managers may select broker-dealers (including affiliates of the Investment Adviser and/or the Underlying Managers) that furnish the Investment Adviser and/or the Underlying Managers, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s and/or the Underlying Managers’ view, appropriate assistance to the Investment Adviser and/or the Underlying Managers in the investment decision-making process. As a result, the Investment Adviser and/or the Underlying Managers may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser and/or the Underlying Managers do not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts. Certain Underlying Managers may not use soft dollars as a matter of policy.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs has an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser generally does not bunch or aggregate orders for different Funds, elect block treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund may not benefit from a better price and lower commission rate or lower transaction cost. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts.

Conflicts Associated with Underlying Managers (Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund)

The Underlying Managers have interests and relationships that may create conflicts of interest related to their management of the assets of the Funds allocated to such Underlying Managers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to the Investment Adviser. For example, because the Investment Adviser primarily acts as a manager of advisers in respect of the Funds while the Underlying Managers engage in direct trading strategies for the assets allocated to them, the Underlying Managers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Investment Adviser unless the Investment Adviser is acting as an Underlying Manager, or may apply to the Investment Adviser in a different or more limited manner. Such conflicts may relate to the Underlying Managers’ trading and investment practices, including their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Underlying Managers is set forth in each Underlying Managers’ Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

An Underlying Manager may manage or advise multiple accounts (the “Underlying Manager’s Accounts”) that have investment objectives that are similar to those of the Funds and that may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, investments in MLPs in the oil and gas industry and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited or where an Underlying Manager limits the number of clients whose assets it manages.

An Underlying Manager does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Underlying Manager’s Accounts for which the Underlying Manager receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of a Fund. The simultaneous management of Underlying Manager’s Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as an Underlying Manager may have an incentive to favor Underlying Manager’s Accounts with the potential to receive greater fees. For instance, an Underlying Manager may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, an Underlying Manager has developed allocation policies and procedures that provide that personnel making portfolio decisions for the Underlying Manager’s Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Underlying Managers’ Accounts consistent with the Underlying Managers’ fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Underlying Manager) of limited opportunities across eligible Underlying Manager’s Accounts, but in other cases the allocations may reflect numerous other factors. There will be cases where certain Underlying Manager’s Accounts receive an allocation of an investment opportunity when a Fund does not.

Allocation-related decisions for the Funds and other Underlying Manager’s Accounts may be made by reference to one or more factors, including without limitation: the Underlying Manager’s Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Underlying Manager’s Accounts or affecting holdings across Underlying Manager’s Accounts); strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the applicable

Underlying Manager’s Accounts; limits on the Underlying Managers’ brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of Underlying Manager’s Accounts that have strategies similar to those of a Fund. In addition, in some cases an Underlying Manager may make investment recommendations to the Underlying Manager’s Accounts where the Underlying Manager’s Accounts make investments independently of the Underlying Manager. In circumstances in which there is limited availability of an investment opportunity, if such Underlying Manager’s Accounts invest in the investment opportunity at the same time as or prior to a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Underlying Manager’s policies regarding allocation of investments.

An Underlying Manager may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Underlying Manager’s Accounts or employed pro rata among the Underlying Manager’s Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Underlying Manager’s Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as that of, another Account of the Underlying Manager may be implemented differently, sometimes to a material extent, depending on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, and the time difference associated with the location of different portfolio management teams.

During periods of unusual market conditions, an Underlying Manager may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Underlying Manager’s Accounts that are typically managed on a side-by-side basis with levered and/or long-short Underlying Manager’s Accounts.

An Underlying Manager and the Funds may receive notice of, or offers to participate in, investment opportunities. An Underlying Manager in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Underlying Managers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. Orders placed by an Underlying Manager may be directed to any broker other than Goldman Sachs or its affiliates.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of a Fund, the Underlying Managers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Underlying Managers will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Managers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Underlying Managers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Underlying Managers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Underlying Managers in the performance of their decision-making responsibilities.

Such services are used by the Underlying Managers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by the Underlying Managers in providing management services for the Trust. The Underlying Managers may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Underlying Managers may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Underlying Managers. The Underlying Managers exclude from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Underlying Managers do business. Participating in commission sharing and client commission arrangements may enable the Underlying Managers to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Underlying Managers believe such research services are useful in their investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Underlying Managers might not be provided access to absent such arrangements.

On occasions when the Underlying Managers deem the purchase or sale of a security or other financial instrument to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Underlying Managers act as investment adviser or sub-investment adviser), the Underlying Managers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by each Underlying Manager in the manner considered to be equitable and consistent with its fiduciary obligations to a Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

For the fiscal period ended October 31, 2015, the Funds paid brokerage commission as follows:

Fiscal Period Ended October 31, 2015	Total Brokerage Commissions Paid			Total Brokerage Commissions Paid to Goldman Sachs[1]			Total Amount of Transactions on which Commissions Paid			Amount of Transactions Effected Through Brokers Providing Research[2]			Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager Global Equity Fund	$	[	]	$	[ ([	] ])[3]	$	[ ([	] ])[4]	$	[	]	$	[	]
Multi-Manager Non-Core Fixed Income Fund		[	]		[ ([	] ])[3]		[ ([	] ])[4]		[	]		[	]
Multi-Manager Real Assets Strategy Fund		[	]		[ ([	] ])[3]		[ ([	] ])[4]		[	]		[	]

[1]	The figures in the table report brokerage commissions from portfolio transactions, including future transactions.
[2]	The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser or the Underlying Managers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
[3]	Percentage of total commissions paid to Goldman Sachs.

[4]	Percentage of total amount of transactions involving the payment of commissions.

An Underlying Manager may not use Goldman Sachs or an affiliate of Goldman Sachs as a broker for the Funds, which may impact an Underlying Manager’s ability to get the best price or execution. However, subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Funds, with respect to any trade it places for the Funds. In order for Goldman Sachs or an affiliate acting as agent to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs is consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

During the fiscal period ended October 31, 2015, the Funds’ regular “broker-dealers”, as defined in Rule 10b-1 under the Act, were: [ ].

[As of [ ], 2015, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):]

Fund	Broker/Dealer		Amount (000s)
Multi-Manager Global Equity Fund	[	]	$	[	]
Multi-Manager Non-Core Fixed Income Fund	[	]	$	[	]
Multi-Manager Real Assets Strategy Fund	[	]	$	[	]

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than a Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio securities of the Funds for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds’ net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities, with the exception of short term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc.) or dealer-supplied quotations; (v) fixed income securities for which accurate market quotations are not readily available may be valued by the Investment Adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short term fixed income securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (vii) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); and (viii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern Time). If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which a Fund’s net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Each Fund’s investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with the fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for a Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining each Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; trading limits; or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Funds and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Funds or particular series and constitute the underlying assets of the Fund or series. The underlying assets of a Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to a Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Fund or series except where allocations of expenses can otherwise be fairly made.

Each Fund relies on various sources to calculate its NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions (including any material breaches by an Underlying Manager of which it becomes aware) and any material errors in the calculation of the NAV of each Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.

As discussed in more detail under “NET ASSET VALUE,” each Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

SHARES OF THE TRUST

The Fund is a series of Goldman Sachs Trust II, a Delaware statutory trust formed on August 28, 2012.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of February [    ], 2016, the Trustees have authorized the issuance of one class of shares of each Fund: Institutional Shares. Additional series and classes may be added in the future.

Each Institutional Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. With limited exceptions, Institutional Shares may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus. In addition, the fees and expenses set forth below for Institutional Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectus.

Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.

Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Funds available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting the Funds and the purchase, ownership and disposition of shares of the Funds that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on February [    ], 2016 which are subject to change.

Fund Taxation

Each Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as a regulated investment companies under Subchapter M of Subtitle A, Chapter 1, of the Code.

There are certain tax requirements that a Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, a Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

The Multi-Manager Real Assets Strategy Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code.

However, the Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in the Subsidiary, the Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Multi-Manager Real Assets Strategy Fund will be treated as a “U.S. shareholder” of its Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Funds will avoid corporate-level tax in each year.

Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. A Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by a Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, a Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which a Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. [As of October 31, 2015, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:]

Fund	Amount ($)			Year of Expiration
Multi-Manager Global Equity Fund	$	[	]	[	]
Multi-Manager Non-Core Fixed Income Fund		[	]	[	]
Multi-Manager Real Assets Strategy Fund		[	]	[	]

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-

denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

A Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require a Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. A Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of the Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders — Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of a Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that a Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Under an expired provision (which may possibly be extended by Congress), non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. If the provision is extended by Congress, it is expected that each Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Funds will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the applicable Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2014, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a “qualified investment entity” (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2015 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity.”

Effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.

State and Local Taxes

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements and related reports of [ ], independent registered public accounting firm, contained in the Funds’ October 31, 2015 Annual Report are hereby incorporated by reference. The financial statements of the Fund’s Annual

Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Funds’ 2015 Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Funds’ Prospectus.

PROXY VOTING

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. For a summary of the Investment Adviser’s Proxy Voting guidelines, please see Appendix B.

The Board has delegated the responsibility to vote proxies to each Underlying Manager for the Funds’ portfolio securities allocated to such Underlying Manager in accordance with their respective proxy voting policies and procedures. For the proxy voting policy of each Underlying Manager, please see Appendix C.

Each Underlying Manager has implemented written Proxy Voting Policies and Procedures (each a “Proxy Voting Policy” and together the “Proxy Voting Policies”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Funds. The Proxy Voting Policy of each Underlying Manager also describes how the Underlying Manager addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. Russell does not typically invest in voting securities on behalf of the Multi-Manager Global Equity Fund. Therefore, it is not expected that such Underlying Manager would be in a position to vote proxies, nor will such Underlying Managers vote proxies in the event they invest in voting securities on behalf of the Fund or Subsidiary, as applicable.

Subject to the oversight of the Investment Adviser, each Underlying Manager (or a designated proxy committee at the Underlying Manager) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available to investors by calling Goldman Sachs at 1-800-621-2550 and on the SEC’s website at www.sec.gov.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust, the Investment Adviser and the Underlying Managers have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor its Investment Adviser, Underlying Managers, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Funds’ portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Funds’ actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Funds nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Funds’ public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, and proxy voting services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to a Fund will generally be permitted. However, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Funds) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that a Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser, the Underlying Managers and their respective affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian and administrator, the Funds’ legal counsel—Dechert LLP, and the Fund’s financial printer—RR Donnelly. [With respect to the Multi-Manager Global Equity Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: Advent Custodial Data, Advent Trusted Network, Ascendant Compliance Manager, Ashland Partners & Company LLC, Blackrock Solutions, BNY Mellon, Broadridge Investor Communications Solutions, Inc., Brown Brothers Harriman Infomediary, Charles River Systems, Inc., Dixon Hughes, Eagle Investment Systems Corp., Electra Information Systems, FactSet Research Systems, Inc., Fidelity ActionsXchange, Inc., Global Link, InData Portfolio Management System, Interactive Data Corporation, Institutional Shareholder Services, Investment Technology Group, LexisNexis, Omgeo LLC, Maynard Cooper and Gayle, Misys International Banking Systems, Inc., ProxyEdge, and Varden Technologies, Inc. With respect to the Multi-Manager Non-Core Fixed Income Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: SS&C GlobeOp, Financial Tracking Technologies LLC, Hazeltree Fund Services, and Institutional Shareholder Services, Inc. With respect to the Multi-Manager Real Assets Strategy Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: Blackrock Solutions, FactSet Research Systems, Inc., Glass Lewis & Co. and QMA.] In addition, the Funds may provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow the Funds to be rated by it and the Funds may provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants, in connection with the Funds’ portfolio trading activities. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be filed with the SEC within 60 days after the period to which it relates. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semiannual or annual report for the Funds will become available to investors within two months after the period to which it relates. The Funds’ Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A Fund may publish on its website portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of February [    ], 2016, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Disclosure of Current NAV Per Share

Each Fund’s current NAV per share is available through the Funds’ website at http://www.gsamfunds.com or by contacting the Fund at 1-800-526-7384.

Miscellaneous

The Funds reserve the right to pay redemptions by making in-kind distributions of the Funds’ investments (instead of cash). The securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Funds’ net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectus, the Trust may authorize Authorized Institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Authorized Institutions or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Fund shares and any distributions paid by the Fund are reflected in account statements from the transfer agent.

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Authorized Institution or other financial intermediary has received an order for a large trade in the Funds’ shares. A Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. A Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Line of Credit

As of [ ], the Multi-Manager Non-Core Fixed Income Fund participates in a $1,205,000,000 committed, unsecured revolving line of credit facility together with funds of Goldman Sachs Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Fund and other borrowers may increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the fiscal year ended October 31, 2015, the Fund did not have any borrowings under the facility.

Corporate Actions

From time to time, the issuer of a security held in the Funds’ portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Funds may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Funds’ investment portfolio.

In cases where the Funds or an Underlying Manager receives sufficient advance notice of a voluntary corporate action, an Underlying Manager will exercise its discretion, in good faith, to determine whether the Funds will participate in that corporate action. If the Funds or an Underlying Manager does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Funds’ investment portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], 2015, the following shareholders were shown in the Trust’s records as owning 5% or more of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of a Fund’s Shares:

Multi-Manager Global Equity Fund

Class	Name/Address	Percentage of Class
Institutional	[ ]	[	]%
Institutional	[ ]	[	]%

Multi-Manager Non-Core Fixed Income Fund

Class	Name/Address	Percentage of Class
Institutional	[ ]	[	]%
Institutional	[ ]	[	]%

Multi-Manager Real Assets Strategy Fund

Class	Name/Address	Percentage of Class
Institutional	[ ]	[	]%
Institutional	[ ]	[	]%

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

2-A

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

3-A

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

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The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.

Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

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•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

Effective: April 2015

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 2-B

2.	Board of Directors	page 2-B

3.	Executive Compensation	page 5-B

4.	Director Nominees and Proxy Access	page 7-B

5.	Shareholder Rights and Defenses	page 8-B

6.	Mergers and Corporate Restructurings	page 9-B

7.	State of Incorporation	page 9-B

8.	Capital Structure	page 10-B

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 10-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 13-B

2.	Board of Directors	page 14-B

3.	Compensation	page 17-B

4.	Board Structure	page 17-B

5.	Capital Structure	page 18-B

6.	Mergers and Corporate Restructurings & Other	page 20-B

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 21-B

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U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2. Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

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•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees (vote against Affiliated Outside Directors only for nominating committee);

•	The company lacks an Audit or Compensation Committee so that the full board functions as such committees and Inside Directors are participating in voting on matters that independent committees should be voting on;

•	The full board is less than majority independent (in this case withhold from Affiliated Outside Directors); at controlled companies, GSAM will first vote against the election of an Inside Director, other than the CEO or chairperson or second, against a nominee that is affiliated with the controlling shareholder or third, vote against a nominee affiliated with the company for any other reason.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

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Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

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Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for

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its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

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•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4. Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the

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following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee (s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Likelihood that the Board will be productive as a result;

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations; and

•	The governance of the company in question.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5. Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the

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ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

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•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and

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5) board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies:

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

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•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

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•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

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•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

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•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

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Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

•	Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

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•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

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GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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6. Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being

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incurred with little or no benefit.

7. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 10-B for our current approach to these important topics.

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APPENDIX C

UNDERLYING MANAGERS PROXY VOTING GUIDELINES SUMMARIES

ARES CAPITAL MANAGEMENT II LLC

Proxy Voting Policies

Rule 206(4)-6 under the Advisers Act prohibits a registered investment adviser from exercising voting authority with respect to client voting securities unless the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

In addition, the adviser must describe its proxy voting procedures to its clients and provide copies upon request, and must disclose to its clients how they may obtain information on how the adviser voted their proxies.

Rule 204-2 of the Advisers Act requires a registered investment adviser to retain certain records in connection with the proxy voting procedures adopted by Ares.

Ares focuses primarily on fixed income securities and bank debt, but clients may also acquire voting securities. In instances where a client owns equity securities in which it has the right to vote via shareholder proxy (each a “Voting Security”), Ares generally retains proxy voting authority with respect to these Voting Securities. Ares recognizes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Accordingly, Ares has adopted the following Proxy Voting Policies and Procedures for the purpose of complying and implementing compliance with Rules 206(4)-6 and 204-2.

Proxy Voting Policies

Where Ares has been granted discretion by a Client to exercise by proxy the voting rights of securities beneficially owned by such Client (the “Client Securities”), Ares will exercise all voting rights delegated to us by the Client with respect to Client Securities, except as provided in this Manual.

In determining how to vote, investment professionals of Ares will consult with each other, taking into account the interests of each Client and its Investors as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with the guidelines set out below, which are designed to maximize the value of Client Securities (the “Guidelines”), unless any of the following is true:

•	Ares’ agreement with the Client requires it to vote proxies in a certain way

•	Ares has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote

•	the subject matter of the vote is not covered by the Guidelines

•	a material conflict of interest is present

•	Ares finds it necessary to vote contrary to the Guidelines to maximize Investor value or the best interests of the Client

In the absence of Guidelines with respect to a particular matter, Ares will vote proxies so as to maximize the economic value of the Client Securities and otherwise serve the best interests of each Client. Ares will follow the procedure with respect to conflicts of interests described below.

Proxy Voting Procedures

Voting Client Proxies

Subject to the Proxy Voting Policies stated above, Ares will generally use the following guidelines in reviewing proxy issues:

•

Elections of Directors. In general, Ares will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors of an issuer of Client Securities (an “Issuer”) or Ares determines that

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there are other compelling reasons for withholding the Client’s vote, it will determine the appropriate vote on the matter. Among other reasons, Ares may withhold votes for directors when any of the following are true:

•	Ares believes a direct conflict of interest exists between the interests of a director and the stockholders

•	Ares concludes that the actions of a director are unlawful, unethical, or negligent

•	Ares believes a director is entrenched or dealing inadequately with performance problems or is acting with insufficient independence between the board and management

•	Ares believes that, with respect to directors of non-US issuers, there is insufficient information about the nominees disclosed in the proxy statement

•	Appointment of Auditors. As Ares believes that an Issuer remains in the best position to choose its independent auditors, Ares will generally support management’s recommendation in this regard.

•	Changes in Capital Structure. Changes in the charter or bylaws of an Issuer may be required by state or federal regulation. In general, Ares will cast a Client’s votes in accordance with the management on such proposals. However, Ares will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

•	Corporate Restructurings; Mergers and Acquisitions. As Ares believes that proxy votes dealing with corporate reorganizations are an extension of the investment decision, Ares will analyze such proposals on a case-by-case basis and vote in accordance with its perception of each Client’s interests.

•	Proposals Affecting Shareholder Rights. Ares will generally cast a Client’s votes in favor of proposals that give shareholders a greater voice in the affairs of an Issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares will balance the financial impact of the proposal against any impairment of shareholder rights as well as of the client’s investment in the Issuer.

•	Corporate Governance. As Ares recognizes the importance of good corporate governance, Ares will generally favor proposals that promote transparency and accountability within an Issuer.

•	Anti-Takeover Measures. Ares will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

•	Stock Splits. Ares will generally vote with management on stock split matters.

•	Limited Liability of Directors. Ares will generally vote with management on matters that could adversely affect the limited liability of directors.

•	Social and Corporate Responsibility. Ares will review proposals related to social, political, and environmental issues to determine whether they may adversely affect shareholder value. Ares may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Disclosure

Ares will inform each Client of the proxy voting policies and procedures described here. Ares will inform each client of any changes in Ares’ proxy voting policies and procedures, and upon request Ares will promptly provide to a Client a copy of Ares’ proxy voting policies and procedures as then in effect. A description of the proxy voting policies and procedures and the availability of a copy to a Client upon request is set forth in Part 2A of Ares’ Form ADV.

Conflicts of Interest

Ares will consult with the GC to identify potential conflicts of interest. Where a potential conflict of interest exists, Ares may choose to resolve the conflict by following the recommendation of a disinterested third party, by seeking the direction of each affected Client (which direction will be sought from the independent directors of ARCC where it is the affected Client) or, in extreme cases, by abstaining from voting. In any event, Ares will not delegate its voting authority to any third party, although it may retain an outside service to provide voting recommendations and to assist in analyzing votes.

Recordkeeping

An officer of Ares will retain the following records pertaining to these proxy voting policies and procedures in accordance with Rule 204-2 under the Advisers Act:

•	proxy voting policies and procedures

•	all proxy statements received (or Ares may rely on proxy statements filed on the EDGAR system of the SEC)

•	records of votes cast

•	records of requests for proxy voting information by Clients and a copy of any written response by Ares to any Client request on how Ares voted proxies on behalf of the requesting Client

•	any specific documents prepared or received in connection with a decision on a proxy vote

If Ares uses an outside service, it may rely on such service to maintain copies of proxy statements and records, so long as the service will provide a copy of such documents promptly upon request

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BLUEBAY ASSET MANAGEMENT LLP

Proxy Voting Policies

BlueBay Asset Management LLP (“BlueBay”) has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients, and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.

BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases. BlueBay may also choose not to vote where voting may be detrimental to the best interests of our clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

Receipt and notification of proxy rights

BlueBay’s Operations Department alerts BlueBay Compliance through the Charles River Investment Management system as soon as practicable after receiving copies of any proxy solicitations, proxy statements or related materials relating to any security within a managed portfolio. Operations then promptly submit such materials to the relevant member(s) of the BlueBay portfolio management team.

Persons authorised to exercise voting rights

The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted. The relevant personnel will consider each exercise of rights on the basis noted above and in particular taking into consideration the best interests of clients, with voting on specific events or issues such as board appointments, mergers/acquisition activity, board remuneration and changes to capital structure being considered on a case by case basis. Once a recommendation on how to vote has been determined, the recommendation will be communicated to Operations to handle the voting process.

Management of Conflicts of Interest

When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential conflict relating to the security being voted, such as if a BlueBay Portfolio Manager were to sit on the Board of Directors of the company. Any such conflict of interest will be notified to the BlueBay compliance team.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the Portfolio Manager is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation.

Details and records

BlueBay keeps a record of all past proxy voting decisions for a period of five years. Details of actions taken pursuant to this policy are available to investors by request in writing to BlueBay at the following address: Compliance Department, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

1-C

CAUSEWAY CAPITAL MANAGEMENT LLC

Proxy Voting Policies and Procedures

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Value Fund”), Causeway Global Value Fund, Causeway Emerging Markets Fund (the “EM Fund”), and Causeway International Opportunities Fund (the “Opportunities Fund”) (collectively, the “Funds”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses RiskMetrics for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•	social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

The Opportunities Fund primarily invests its assets in the Value Fund and the EM Fund. If the Opportunities Fund receives proxies from the Value Fund or the EM Fund, as a shareholder of such Funds, Causeway intends to vote such proxies in proportion to the vote of all other shareholders of the Value Fund and EM Fund.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

EPOCH INVESTMENT PARTNERS, INC.

Proxy Voting and Class Action Monitoring Policy

Policy

Epoch maintains proxy voting authority for Client accounts, unless otherwise instructed by the client. Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of Clients to do so.

Epoch does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, Epoch will assist Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

In light of Epoch’s fiduciary duty to its Clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its Clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes, particularly those diverging from the judgment of ISS, were voted consistent with the Firm’s fiduciary duties.

Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. The Firm recognizes that Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the Client that neither the Firm nor ISS is able to vote the proxy until the Client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s Investment Personnel. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.

Procedures for Conflicts of Interest

Epoch has identified the following potential conflicts of interest:

•	Whether there are any business or personal relationships between Epoch, or an employee of Epoch, and the officers, directors or shareholder proposal proponents of a company whose securities are held in Client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of Epoch’s Clients;

•	Whether Epoch has any other economic incentive to vote in a manner that is not consistent with the best interests of its Clients;

If a conflict of interest has been identified and Epoch intends to deviate from the proxy voting recommendation of ISS, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

Procedures for Proxy Solicitation

In the event that any officer or employee of Epoch receives a request to reveal or disclose Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation to the CCO.

Procedures for Voting Disclosure

Upon request, Epoch will provide Clients with their specific proxy voting history.

Recordkeeping

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client Request to Review Proxy Votes

•	The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting Client, other dispositions, etc.) in a suitable place.

•	Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Proxy Voting Records

•	The proxy voting record is periodically provided to Epoch by ISS.

•	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•	The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

FISHER ASSET MANAGEMENT, LLC

Proxy Voting Procedures

March 2015

Purpose

Fisher Investments (“FI”) has adopted procedures to implement the firm’s requirement on proxy voting to monitor and ensure the firm’s requirement is observed, implemented properly and amended or updated, as appropriate, which may be summarized below.

Procedure

1. Review

1.1.	Proxy Voting Committee

1.1.1. Function

FI’s Proxy Voting committee (the “Committee”) oversees all aspects of FI Proxy Voting and serves as the control point for all decisions relating to Proxy Voting. The Committee must review and approve proxy voting policies and procedures annually.

1.1.2. Membership

The members of the Committee are the Chief Compliance Officer (CCO), the Executive Vice President of Portfolio Management and member of the IPC, the Research Group Vice President, the Investment Operations Group Vice President, the Securities Team Leader, and the Securities Operations Team Leader.

1.1.3. Meetings

The Committee meets quarterly during the calendar year and as needed at other times during the year to administer these Proxy Voting Policies and Procedures.

1.2. Periodic Reviews

Each quarterly meeting the Committee reviews and analyzes FI’s Proxy Voting record versus the recommendations of the third party proxy voting service.

The Committee’s review findings with respect to the adequacy and effectiveness of these Proxy Voting Policies and Procedures and any proposed changes thereto are documented in the meeting minutes and kept in the Committee’s records.

2. Voting Procedures

During the new account set-up process, custodians are directed to send proxy ballots directly to the Institutional Shareholder Services (ISS). In the event the proxy ballots are sent to FI, the receiving employees will forward any proxy materials received on behalf of clients to the Securities Operations Department to determine which client accounts hold the security to which the proxy relates. The Securities Operations Department receives and reconciles the proxies. Absent material conflicts, under the supervision of the Research Group Vice President or his delegate, FI should vote the proxy in accordance with applicable voting guidelines defined below, complete the proxy and mail the proxy in a timely and appropriate manner.

3. Disclosures

FI provides information in its Form ADV Part 2 summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how FI voted a client’s proxies, and that clients may request a copy of these policies and procedures.

4. Voting Guidelines

Many proxy issues fall into well-defined, standardized categories, and as a result we have developed guidelines in conjunction with a third-party proxy voting service, ISS for these categories. We currently work with ISS to further refine our Guidelines and to track and vote our clients’ proxies according to these Guidelines. ISS generally oversees our proxy voting process by collecting the proxy voting materials, reconciling share discrepancies for Institutional accounts, tracking missing proxies and providing recordkeeping and recording services.

The Committee also conducts an annual due diligence analysis on ISS, which includes a review of ISS’ SSA16 audit report and an annual visit with ISS to review any pertinent procedural updates or changes to their proxy voting guidelines. Furthermore, the Securities Operations and the Securities Analysis Team Leaders perform an annual review of the proxy voting recommendations of select strategies at the end of the first quarter to ensure ISS recommendations are in line with our overall voting guidelines.

5. Exceptions

There may be issues that will cause us to deviate from our standard voting policies. Our proxy voting process includes analysis and review of every proxy in order to determine how to vote an issue, including voting against our policies, on a case by case basis. The IPC reserves the right to direct a vote against any of these policies in its discretion.

In the case of unique or novel proposals, it is our policy to analyze the issues on a case by case basis, voting in favor of what we consider in the best interests of shareholders. Most often we expect to support management’s positions on such issues — but not always.

Where a case-by-case determination is required for a proxy vote, the Securities Operations Team will forward these ballot questions to the Securities Team Leader who will consult with the IPC to determine the appropriate action on the matter.

5.1. Conflicts of Interest

Where a proxy proposal raises what we regard as a material conflict of interest between our interests and the client’s, including a mutual fund client, we will resolve such a conflict in the manner described below:

5.1.1. Vote in Accordance with the Guidelines.

To the extent that we have little or no discretion to deviate from the Guidelines with respect to the proposal in question, we will vote in accordance with the Guidelines.

5.1.2. Use an Independent Third Party.

To the extent that we have discretion to make a case-by-case decision under the Guidelines or to deviate from the Guidelines with respect to the proposal in question, we will forward proxy materials in which we have a conflict of interest regarding a particular action to an independent third party for review and a voting recommendation. Where such independent third party’s recommendations are received on a timely basis, we will vote all such proxies in accordance with such third party’s recommendation (or allow the third party to cast the vote on our behalf). If the third party’s recommendations are not received in a timely manner, we will abstain from voting the securities held by that client’s account.

5.1.3. Obtain Consent of Clients.

Instead of relying on an independent third party we may instead, in certain circumstances where we have a material conflict of interest, disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the client would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, we will abstain from voting the securities held by that client’s account.

5.2. Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where we have determined that it is in the client’s best interest, we will not vote proxies received. Such instances are documented and coded in FIN. The following are some circumstances where we may limit our role in voting proxies received on client securities:

5.2.1. Client Maintains Proxy Voting Authority:

Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, we will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.

5.2.2. Terminated Account:

Once a client account has been terminated in accordance with its investment advisory agreement, we will not vote any proxies received after the termination. It is the client’s responsibility to direct the custodian (or a specified third party) to vote all outstanding and future ballots for action.

5.2.3. Limited Value:

If we conclude that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, we may abstain from voting a client’s proxies. We do not vote proxies received for securities which are no longer held by the client’s account. In addition, we may decline to vote securities where the economic value of the securities in the client account is less than $1,000.

5.2.4. Securities Lending Programs:

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where we determine that a proxy vote is materially important to the client’s interest, we may recall the security.

5.2.5. Unjustifiable Costs:

In certain circumstances, after doing a cost-benefit analysis, we may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits (or disadvantages) of the proxy proposal.

5.2.6. Share Blocking

When share blocking (especially certain foreign issues) is detrimental to investment flexibility, we may abstain from voting.

5.2.7. Late Receipt of Proxies

When proxies are not received in time, especially from foreign issuers, we may not be able to vote proxies.

5.2.8. Other

In countries where the ability to vote proxies is difficult due to disclosure requirements, timing and attendance of shareholder meetings, vote preparation and execution among others, i.e. Denmark, voting efforts are done on a reasonable effort basis.

6. Response to Request

All private client requests for information regarding proxy votes, or policies and procedures, received by any employee should be elevated to the Correspondence and Resolution Team (CRT). CRT will elevate requests regarding proxy votes to Securities Operations and requests regarding policies and procedures to Compliance.

In response to any proxy related request, CRT will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how FI voted the client’s proxy with respect to each proposal about which client inquired.

All requests from Institutional clients regarding proxy policies and procedures are elevated to Compliance. Requests in regard to proxy voting are elevated to Securities Operations.

7. Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, we will maintain for the time periods set forth in the Rule:

(i)	this Proxy Voting and Corporate Action Policy, and all amendments thereto;

(ii)	all proxy statements received regarding client securities (provided, however, that we may rely instead on the proxy statement filed and retained on EDGAR );

(iii)	a record of all votes cast on behalf of clients;

(iv)	records of all client requests for proxy voting information as well as Fisher Investment’s response;

(v)	any documents we prepared that were material to making a decision how to vote or that memorialized the basis for the decision (paper or electronic form); and

(vi)	all records relating to requests made to clients regarding conflicts of interest in voting a proxy.

FI utilizes the resources of ISS to maintain many of these records, and have received a written undertaking from ISS to provide a copy of all such records promptly upon our request.

FI will enter into arrangements with all mutual fund clients to assist in the provision of all information required to be filed by such mutual fund on Form N-PX.

In certain capacities where FI acts in a sub-advisory capacity for an unaffiliated fund, FI and/or ISS may keep records in excess of Rule 204-2 time requirements as feasible upon client request.

GW&K INVESTMENT MANAGEMENT, LLC

Proxy Voting Policy

INTRODUCTION

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity. In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest. The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to the Glass Lewis & Co’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services. GW&K has engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;

(2)	Process and execute proxies in connection with securities held by GW&K’s clients;

(3)	Maintain appropriate records of proxy statements, research, and recommendations;

(4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

(5)	Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

(1)	annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2)	annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

(3)	provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

(4)	conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5)	annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K will provide the voting recommendation after a review of the measures involved. GW&K’s Chief Compliance Officer, in conjunction with appropriate GW&K investment professionals, must approve decisions made on such items prior to any votes being cast.

In rare instances when a GW&K client identifies a potential conflict of interest or otherwise requests specific consideration on a given proxy, GW&K will deviate from established guidelines for that client’s shares. GW&K’s Chief Compliance Officer will become involved in any other situation, though also expected to be rare, where GW&K takes voting discretion from the Proxy Agent.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

(2)	Proxy statements, research, recommendations, and records of each vote;

(3)	Client written requests for proxy voting information and applicable responses by GW&K.

LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policy

A. Introduction

Lazard Asset Management LLC and its affiliates (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration

1. Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2. Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

ProxyOps provides Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis’ and ISS’ independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote instructions.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/local law and best practices in applying our Proxy Voting Policy and vote instructions.

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	non-controversial election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority e.g. 2/3 of a company’s directors be independent;

•	Case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;

•	For proposals that a board’s committees comprise solely of independent directors or consist of a majority of independent directors;

•	Case-by-case basis on proposals to require the separation of chairman and CEO:

•	Case-by-case basis, generally For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention—in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	Case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;

•	Against shareholder proposals seeking to establish term limits for directors;

•	Case-by-case basis regarding proposals to establish directors’ mandatory retirement age;

•	Case-by-case basis regarding the removal of age restrictions for directors;

•	Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

•	Case-by-case basis regarding director stock retention /holding periods; and

•	Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	Case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”), and For proposals that ask management to submit any new poison pill plan to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	Case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn U.S. meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements; and

•	Case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	Case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	Case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not define performance criteria;

•	For employee stock purchase plans;

•	Case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Case-by-case basis regarding proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Environmental, Social and Corporate Governance

Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti-discrimination policies and socially responsible agenda.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F. Conflicts of Interest

1. Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker- dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services’ recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H. Review of Policy

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

PARAMETRIC PORTFOLIO ASSOCIATES LLC

Proxy Voting Policy and Procedures

Introduction

Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates’ Proxy Voting Policy and Procedures are effective immediately.

POLICY:

We recognize our responsibility to exercise voting authority over shares we hold as a fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management’s recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will:

•	Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

•	Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

•	Keep records of such proxy voting available for inspection by the client or governmental agencies – to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

•	Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy

Unless specifically directed in writing by the client, Parametric follows the general guidelines below with regards to voting management initiatives and shareholder initiatives.

We generally vote with management in the following cases:

•	“Normal” elections of directors

•	Approval of auditors/CPA

•	Directors’ liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

•	Stock purchase plans with an exercise price of not less than 85% fair market value

•	Stock option plans that are incentive-based and are not excessive

•	Reductions in supermajority vote requirements

•	Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

•	Capitalization changes that add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale, or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified boards of directors

•	Re-incorporation into a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

•	Excessive compensation or non-salary compensation related proposals

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client’s investment mandate.

When voting shareholder proposals, initiatives related to the following items are generally supported:

•	Auditors attendance at the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Revise various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

On occasion, we will elect to “take no action” when it is determined that voting the proxy will result in share blocking, which prevents us from trading that specific security for an uncertain period of time prior to the next annual meeting. Additionally, we may “take no action” if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant.

Proxy Committee

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates’ Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

•	Proxy Administrator

•	Proxy Administrator Supervisor

•	Portfolio Management Representative

•	Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third-party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

•	Current voting policy and procedures;

•	All written client requests as they relate to proxy voting; and,

•	Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

Toll-free phone number: 1-866-694-4101 E-mail address: proxyinfo@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

PROCEDURES:

These procedures should be read in connection with the Proxy Voting Policy.

•	All proxies must be voted when such voting authority has been authorized.

•	Non-routine proxies must be forwarded to the appropriate analyst/portfolio manager for review.

•	Analysts/portfolio managers must complete, sign and return the proxy forms.

•	Routine proposals will be voted in a manner consistent with the firm’s standard proxy voting policy and will be voted accordingly, unless notified otherwise by the analyst/portfolio manager.

•	Non-routine proposals (i.e., those outside the scope of the firm’s standard proxy voting policy) will be voted in accordance with analyst/portfolio manager guidance, and such rational will be documented via the Non-routine Proxy Voting Form (below).

•	Periodically, Parametric Compliance will distribute a list of potentially Conflicted Companies to the Proxy Administrator. This list consists of corporate affiliates and significant business partners and is prepared by the Parametric’s parent company Eaton Vance. When presented with proxies of Conflicted Companies, the Proxy Administrator shall:

•	If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), she will (i) inform the CCO and Chief Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

•	If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein, or if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from members of the Proxy Committee.

•	If deemed necessary the Proxy Committee may seek instructions from:

•	The client, in the case of an individual or corporate client;

•	The Board of Directors, in the case of a Fund, or any committee identified by the board; or

•	The adviser, in situations where the adviser acts as a sub-adviser or overlay manager to such adviser.

If the client, Fund Board of Directors or adviser, as the case may be, does not instruct the adviser on how to vote the proxy, the adviser will generally vote according to the guidelines, in order to avoid the appearance of impropriety. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

PRINCIPAL GLOBAL INVESTORS, LLC

Proxy Voting and Class Action Monitoring Policy

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools.

ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

[1]	The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes providing instructions to the relevant wrap sponsor for setting up accounts with ISS.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

[2]	In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•	The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•	The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.

•	The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions. The process of g class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Advisers’ fiduciary duties.

PRUDENTIAL REAL ESTATE INVESTORS, A DIVISION OF PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Proxy Voting Policy

I.	FIDUCIARY DUTY AND OBJECTIVES

Prudential Real Estate Investors (PREI), a division of Prudential Investment Management, Inc., is committed to conducting its business with high standards of personal and corporate integrity. As an investment adviser that has been delegated authority to vote proxies of portfolio securities owned by its discretionary clients, PREI owes a fiduciary duty to its discretionary clients to vote portfolio proxies in the best interests of such clients. PREI’s Proxy Voting Policy is part of our corporate governance obligations. We are a signatory to United Nations Principles of Responsible Investment. As an investment manager signatory, we believe that environmental, social, and corporate governance (ESG) issues can affect the performance of investment portfolios to varying degrees across companies, sectors, regions, asset classes and through time. Subject to our fiduciary duty as an investment adviser, we seek to incorporate and address ESG issues when voting portfolio proxies.

In meeting its fiduciary duty, PREI’s principal concern in voting portfolio proxies is the anticipated economic effect of the proposal on the value of our clients’ portfolio holdings, both in the long-term and short-term. In many cases, we believe that our clients’ economic interests are consistent with management’s proposal. In other cases, however, we believe management’s proposal (e.g., anti-takeover provisions) may have a negative impact on the value of our clients’ portfolio holdings.

This Proxy Voting Policy sets forth PREI’s policy and procedures for the voting of proxies for securities held in client portfolios for which PREI provides discretionary investment management services. PREI seeks to actively monitor developments in the proxy voting arena and will update and redistribute this Proxy Voting Policy as needed to address developments in this arena.

II.	PROXY VOTING GUIDELINES

PREI has adopted general guidelines for voting portfolio proxies as summarized below.

While we seek to incorporate and address ESG issues when voting portfolio proxies, our primary consideration in voting portfolio proxies is the financial interests of our clients.

In general, PREI will consider management’s overall attention to shareholder issues when contemplating a vote against management. We will generally vote with management that has demonstrated a shareholder orientation and a commitment to environmental, social and governance issues.

The following guidelines reflect what PREI believes is good corporate governance with consideration of ESG issues.

Summarizing:

Management Proposals

•	Executive Compensation – We generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

•	Mergers and acquisitions – We generally support proposals that, based on an examination by the voting agent (described below) of economic and corporate governance implications, should maximize shareholder return.

Shareholder Proposals

•	Shareholder rights – We generally support initiatives that seek to enhance shareholder rights.

•	Environment – We generally support proposals that seek improved reporting and disclosure about company practices which impact the environment. Proposals that request companies to develop greenhouse gas reduction goals, comprehensive recycling programs and other proactive measures to mitigate a company’s environmental impact are also supported.

•	Labor/human rights – We generally support enhancement of worker’s rights by voting for proposals requiring greater disclosure. We also generally support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards.

•	Health and safety – We generally support proposals seeking increased disclosure such as labeling of genetically modified organisms, the elimination of toxic emissions and prohibition on sale of tobacco to minors, etc

•	Business ethics – We generally support proposals to increase disclosure of a company’s business ethics and code of conduct and activities relating to social welfare. Additionally, we generally support proposals that will report a company’s political contributions, charitable spending and lobbyist activities.

III.	PROXY VOTING PROCEDURES

A.	Overview

PREI’s Global Real Estate Securities (GRES) team recommends proxy voting guidelines, responds to changes in corporate governance obligations, and reviews the overall exercise of Prudential’s proxy voting authority.

PREI will generally attempt to vote each proxy received by its clients. However, there may be situations where PREI may be unable to vote a proxy, or may choose not to vote a proxy, such as where (i) a meeting notice is received too late, (ii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if PREI votes the proxy, (iii) PREI held the shares as of the record date but sold them prior to the meeting date, or (iv) the security is subject to as securities lending program and PREI is unable, despite its best efforts, to recall the security in time to vote the proxy.

B.	Private Real Estate Portfolios

Proxy solicitations are initially sent by the issuer to the trustee or custodian bank or to their designated proxy facilitator, in the case of securities held through custodian accounts, or directly to PREI at the address listed in the issuer’s transfer agent’s records, in respect of privately placed certificated securities. Proxies for securities held by custodians on behalf of PREI’s private real estate portfolios are forwarded to PREI’s Private Operations Department for processing. Similarly, proxies received in the mail at PREI’s offices for PREI’s private real estate portfolios are forwarded to PREI’s Private Operations Department for processing.

Each proxy is reviewed by the respective portfolio manager(s) and voted in accordance with PREI’s Proxy Voting Policy. If the proposal is not addressed in the Proxy Voting Policy or if PREI is aware of some circumstance that would suggest a vote not in accordance with the Proxy Voting Policy, the proxy becomes a “Proxy Discussion Issue” and will be referred to the GRES Team, as described below.

The Proxy Discussion Issue will first be discussed among the portfolio managers of portfolios which own the affected security and a unified PREI vote on the Proxy Discussion Issue established (unless a particular client has withheld from PREI the right to decide how shares held in that client’s advisory account should be voted or has instructed PREI to vote on the issue in a specific manner). The portfolio managers will report their recommendation on each Proxy Discussion Issue to the GRES Team. In the event the affected portfolio managers are unable to agree on a unified position, the position shall be established by the vote of a majority of the members of the GRES Investment Committee. Depending on the nature and significance of the subject matter, the portfolio manager(s) may decide to sell the security. On occasion, PREI may be in contact with other major shareholders who have an interest in the outcome of a vote. Further, PREI may, as appropriate, discuss our vote with company management.

C.	Public Real Estate Portfolios

PREI has hired a third party proxy voting administrator (“Voting Agent”) to facilitate the voting and reporting process for the Public Real Estate Portfolios. Proxy solicitations are initially sent by the issuer of the securities to the trustee or custodian bank or to their designated proxy facilitator. The Voting Agent shall process PREI’s votes pursuant to PREI’s guidelines, or shall seek input from PREI for those proxies designated to be evaluated on a case-by-case basis per PREI’s policy.

The Voting Agent works closely with PREI’s outsourced Operations Team to ensure that proxies for public real estate portfolios are voted per PREI’s Proxy Voting Policy or referred to PREI’s Public Operations team for further analysis/consultation with the portfolio manager. PREI’s Voting Agent conducts an additional level of analysis on proposals involving widely accepted ESG practices.

There are certain circumstances where PREI may either not vote proxies in certain countries (due to share blocking concerns) or vote contrary to PREI’s guidelines at the direction of the portfolio management team. In either scenario, the Proxy Voting Agent, through the outsourced Operations Team, will contact the GRES Team for direction.

D.	Conflicts Identification and Resolution

There may be situations in which PREI may face a conflict between its interests and those of clients or business partners. Potential conflicts are most likely to fall into three categories.

•	Business Relationships – This type of conflict would occur if PREI or an affiliate had a substantial business relationship with the company or a proponent of a proxy proposal relating to the company such that failure to vote in favor of management could harm the relationship PREI or its affiliate may have with the company. This could happen if PREI has a material business relationship with a company in which PREI has invested on behalf of its clients. To identify conflicts that may arise via a business relationship, PREI’s Insider Trading Policy addresses the monitoring of companies for potential possession of material non- public information. PREI maintains a restricted list containing names of those business relationships with publicly traded companies where material non-public information is known in the business unit.

•	Client Relationships – This type of conflict would occur if PREI had a client invested in one of their portfolios who was also a company with an account whose assets are managed by PREI. Any issuer that represents at least 5% of a business unit’s total revenue will be considered to be a conflict issuer for PIM, or PREI Financial, Inc.

•	Personal Relationships – This type of conflict might occur if PREI or an affiliate had a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees. To identify this potential conflict, PREI associates are required to complete an annual questionnaire where these types of relationships should be disclosed. At the time they are reported and annually thereafter, analysis is completed to ensure the potential conflicts can be monitored or mitigated.

If conflicts are identified that cannot be resolved, they are communicated to the GRES Team for resolution. Resolution may include abstaining from a particular vote, or allowing the Voting Agent to vote the proxy per the recommendation of the Voting Agent.

Records of conflicts and how they were resolved will be maintained by Prudential’s Law Department (for example, whether the conflict was judged to be material, the basis on which the materiality decision was made and how the proxy was ultimately voted).

E.	Proxy Voting Recordkeeping

Private Real Estate Portfolios

Records of proxy decisions made and proxies voted on behalf of the Private Real Estate Portfolios will be maintained by Prudential’s Private Operations Department. The record shall indicate whether the proxy was voted in accordance with the Proxy Voting Policy, against the Policy at the direction of the portfolio management team, or on a case-by case basis. Proxy records may be provided to clients upon their request.

Public Real Estate Portfolios

The Voting Agent maintains PREI’s voting records on behalf of the Public Real Estate Portfolios and produces reports as necessary to enable PREI to fulfill its obligations under applicable law. Records of all proxies voted, including whether they were voted in accordance with the Proxy Voting Policy, against the Policy at the direction of the portfolio management team, or on a case-by case basis, can be obtained from the Voting Agent.

The Voting Agent shall be responsible for preparing and filing Form N-PX for each proprietary registered investment company (“mutual fund”) advised by Prudential, with its complete voting record for the 12 months ended June 30th, no later than August 31st each year.

PREI’s Outsourced Public Operations will maintain detailed procedures for the oversight of the Voting Agent as its proxy voting administrator.

F.	Annual Compliance Review

PREI’s Chief Compliance Officer (or his designee) shall conduct an annual review to assess compliance with the Proxy Voting Policy. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with the Proxy Voting Policy. The results of this review will be reported to PREI’s management.

ROBECO INVESTMENT MANAGEMENT, INC.

Proxy Voting Procedures

Introduction

RIM generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Our authority to vote proxies is established by our advisory contracts or other comparable documents, and our policies and procedures have been developed in accordance with these contractual obligations. This document sets forth our procedures with respect to proxy voting as well as the steps we have taken to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Describe our proxy voting policies and procedures to clients and furnish them with a copy on request; and

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities.

A.	Objective

When given responsibility for voting proxies, RIM takes reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients. This generally means voting proxies with a view toward enhancing the economic value of stock held in clients’ accounts. In the case of social and political responsibility issues that, in our opinion, do not primarily involve financial considerations, it is our objective to support shareholder proposals that we believe promote good corporate citizenship while enhancing long-term shareholder value.

B.	Arrangements with ISS

To assist us in carrying out our responsibilities with respect to proxy activities, we subscribe to ISS, a third party corporate governance research service that provides an in-depth proxy research, ballot voting, recordkeeping, and vote-reporting service. A dedicated team of research analysts at ISS reviews all proxy proposals for securities held in client accounts and votes the proposals in accordance with RIM’s Proxy Voting Policies (the “Guidelines”), described below. Ballots are then cast by ISS on behalf of RIM’s clients. ISS maintains all necessary proxy voting records and will prepare reports concerning how votes were cast for particular clients on request. Although we may consider ISS’ recommendations on proxy issues, RIM bears ultimate responsibility for proxy voting decisions.

C.	RIM’s Proxy Voting Guidelines

When making proxy-voting decisions, we generally adhere to our Guidelines, as revised from time to time by our Proxy Voting Committee (the “Committee”).

Our Guidelines were developed in conjunction with ISS and predominantly follow a combination of ISS’ standard and Taft-Hartley guidelines. We have identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to these proposals. In addition, we have outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on our behalf. Although RIM has instructed ISS to vote in accordance with the Guidelines, RIM retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. In addition, there may be situations in which the Guidelines do not address particular proxy voting proposals.

The Guidelines are described generally in our Form ADV, Part II and are made available to clients on request.

D.	Role of RIM’s Proxy Policy Committee

RIM’s Proxy Policy Committee is comprised of portfolio managers and research analysts covering the market capitalization spectrum, as well as a non-voting representative from each of the compliance and client service departments. The Committee establishes the Guidelines and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to RIM’s proxy voting process.

E.	Role of RIM’s Operations Department

RIM’s Operations Department is primarily responsible for ensuring ISS receives, processes, and voting proxies in accordance with our Guidelines for securities held in client accounts. Once a client account is established, the Operations Department will arrange for the client’s custodian to forward proxy materials to ISS. In addition, RIM provides ISS with a nightly electronic holdings file so ISS can ensure timely receipt of proxy materials from custodians on an ongoing basis. Finally, the Operations Department, and the Compliance Department conduct comprehensive proxy audits annually as detailed in the Operations Department Proxy Procedures. These proxy audits are designed to ensure that proxy materials for client accounts are sent to ISS and that proxy proposals are voted in accordance with the Guidelines.

F.	Accounts for Which RIM Has Proxy Voting Responsibility

RIM generally is responsible for voting proxies with respect to accounts over which we exercise discretion. Our investment advisory agreements provide that we are responsible for proxy voting unless the client has directed us to the contrary in writing.

G.	Adherence to Client Proxy Voting Policies

From time to time our clients will provide RIM with their own proxy voting policy. We have found that client policies generally are comparable to RIM’s Policies. Any material differences are addressed directly with the client on a case-by-case basis.

H.	Non-Voting of Proxies

RIM will make every attempt to vote proxies in accounts over which we exercise proxy voting discretion, but there may be instances when we are unable or unwilling to do so because of legal or operational difficulties or because we believe the administrative burden and/or associated cost exceeds the expected benefit to a client. Such instances may include, but are not limited to, the voting of:

•	Securities out on loan pursuant to a securities lending arrangement that the client has entered into with their custodian;

•	Securities of foreign issuers;

•	Securities held on record date but sold prior to the company’s meeting date;

•	Legacy securities that we intend to sell in order to reposition an account at the inception of a new investment advisory relationship; or

•	Proxy solicitations that occur during transitions in investment advisers or changes in custodians.

It is not RIM’s practice to invest assets in advised accounts into mutual funds or other pooled investment vehicles affiliated with RIM (e.g., for which RIM serves as investment adviser) (“Affiliated Funds”). However, if we do invest client assets in Affiliated Funds, we may be required to refrain from voting proxies solicited by such

Affiliated Funds. Alternatively, we may (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law) vote shares for each proxy proposal in proportion to the respective client’s interest in the Affiliated Fund.

I.	Shareholder Activism

RIM generally does not actively engage in soliciting proxies or supporting or opposing matters before shareholders. However, we may engage in a dialogue with management or take other actions with regard to a particular proxy proposal if we believe the benefit to shareholders exceeds the cost of such activity.

J.	Disclosures of Proxy Voting Intentions

From time-to-time RIM may be contacted by proxy solicitors, security issuers, or clients regarding a particular proxy proposal. While we do not intend to restrict communications in the ordinary course of business with clients for whom we vote proxies, it is generally RIM’s position not to discuss the specifics of particular proxy proposals or how we intend to vote proposals with any third parties. However there may be occasions when it is advantageous for members of our research or portfolio management team to review a proposal with an issuer to ensure we have a valid understanding of the proposal’s economic impact.

K.	Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with RIM’s predetermined Guidelines. Because we vote proxies based on predetermined Guidelines, we believe clients are sufficiently insulated from any actual or perceived conflicts RIM may encounter between our interests and those of our clients. However, we may deviate from the Guidelines where, in our estimation, doing so would be in the best financial interest of our clients. If a member of our research or portfolio management team recommends that we vote a particular proxy proposal in a manner inconsistent with the Guidelines, we will adhere to certain procedures designed to ensure that the decision to vote the proposal at issue is based on the best interest of RIM’s clients. These procedures are as follows:

Step 1: The individual requesting a deviation from the Guidelines or otherwise recommending how RIM should vote in a particular case will complete and certify RIM’s Proxy Conflicts Questionnaire (the “Questionnaire”). The Questionnaire seeks to identify whether the Adviser, its affiliates or its or their respective officers, directors, employees may have a business or personal relationship with any participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorship that may not be readily apparent.

Step 2: In the case of a proposed deviation from the Guidelines, the individual requesting the deviation will submit written documentation of the economic rationale and other factors supporting his or her request to the Chairman of the Committee. The Chairman must approve this rationale prior to any further consideration of the deviation from the Guidelines.

Step 3: Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine if there is any actual or perceived conflict of interest between RIM’s interests and those of its clients. If there is a conflict of interest, the Committee (or a subset of the Committee) will determine whether the conflict is “material” based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Committee representatives determine are relevant. In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the CCO may consult internal research or portfolio management personnel as well as outside counsel, as appropriate.

Step 4: If a material conflict of interest is found to exist, RIM will vote the proxy proposal in any of the following manners:

•	Refer Proposal to the Client – RIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•	Obtain Client Consent to RIM’s Recommendation – If RIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), RIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how RIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Use an Independent Third Party – Subject to any client imposed proxy voting policies, RIM may use an independent third party to recommend how to vote particular proposals that involve a conflict of interest. Such recommendation may be based on the third party’s predetermined proxy voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

RIM also may resolve any material conflict in such other manner as RIM believes is appropriate, including by making its own determination that the particular vote is, notwithstanding the conflict, in the best interest of clients.

Step 5: The Committee will document the decisions set forth above and the basis for each such decision.

In the absence of the Chairman of the Committee, his or her responsibilities under this Section K will be performed by one or more of the portfolio managers responsible for the accounts in which the applicable security position is held, in consultation with the Director of Research or his designee.

In addition, there may be situations in which RIM cannot rely on its predetermined Guidelines because, for example, the Guidelines do not address a particular proxy voting proposal. In the event RIM’s Guidelines do not address a particular proxy voting proposal or ISS cannot assist us in evaluating a particular proxy voting proposal, RIM will adhere to the following procedures:

Step 1: ISS will notify RIM in any event in which RIM’s Guidelines do not address a particular proxy voting proposal or ISS cannot provide assistance in evaluating a proposal.

Step 2: The Chairman, along with such other members of the Committee or internal research or portfolio management personnel as the Chairman believes are appropriate, will review the ISS analysis and recommendation with regard to each unaddressed proposal, and determine how RIM will vote.

Step 3: The Committee shall retain a written record of such review and determination. The Committee shall then inform ISS in writing as to how RIM has elected to vote the proposal.

L.	Reports

A copy of RIM’s Proxy Voting Procedures, as updated from time-to-time, as well as information regarding the voting of securities for each client account is available on request from the relationship manager assigned to the account. If requested, RIM will provide clients with periodic reports on proxy voting decisions for securities in their accounts, in such forms or intervals as reasonably requested.

M.	Recordkeeping

RIM, in conjunction with ISS, will maintain records in accordance with the requirements of Rule 204-2 of the Advisers Act.

RREEF AMERICA LLC

Proxy Voting and Guidelines

I. INTRODUCTION

AWM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AWM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AWM with a comprehensive list of recommendations that represent how AWM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AWM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AWM legal entities allows, where necessary or appropriate, the execution by individual AWM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AWM legal entities.

II. AWM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AWM’s advisory clients.3 As such, AWM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AWM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AWM’s advisory clients’ proxies in accordance with AWM’s proxy guidelines or AWM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AWM will notify ISS to carry out those instructions. Where no specific instruction exists, AWM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AWM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AWM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III. POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AWM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AWM in good faith after appropriate review.

2. The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AWM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AWM’s proxy voting activities, including:

[3]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AWM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AWM’s clients; and

(iii) monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AWM’s Proxy Vendor Oversight, a function of AWM’s Operations Group, is responsible for coordinating with ISS to administer AWM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AWM’s discretion. Clients may also obtain information on how their proxies were voted by AWM as required by law and otherwise at AWM’s discretion; however, AWM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV. PROCEDURES

The key aspects of AWM’s proxy voting process are as follows:

1. The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AWM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2. Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.4

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3. Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AWM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue;

•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AWM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

[4]	The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4. Conflict of Interest Procedures

A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,5 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AWM’s clients.6

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AWM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AWM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AWM (and within AWM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AWM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AWM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AWM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AWM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

[5]	As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[6]	The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

If notified that AWM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AWM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client, has: (i) requested that AWM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AWM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AWM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AWM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client to influence, how AWM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AWM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, AWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AWM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics- DB Group;

•	Conflicts of Interest Policy- DB Group;

•	Information Sharing Procedures – AWM;

•	Code of Ethics—AWM; and

•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V. RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AWM will maintain a record of each vote cast by AWM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

•	Analyst worksheets created for stock option plan and share increase analyses.

•	Proxy Edge print-screen of actual vote election.

•	AWM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•	The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•	With respect to AWM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AWM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy—US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AWM office.

VI. THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2013

Page ii

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

IV.	Board of Directors and Executives

A.	Election of Directors

Routine: AWM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AWM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AWM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AWM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AWM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders’ interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as ‘independent’ unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

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D.	Liability and Indemnification of Directors

AWM policy is to vote “for” management proposals to limit directors’ liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors’ liability would effect shareholders’ interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AWM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AWM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders’ ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AWM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AWM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AWM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

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Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AWM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

V.	Capital Structure

A.	Authorization of Additional Shares (For U.S. Securities)

AWM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AWM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AWM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AWM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AWM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

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Additionally, AWM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AWM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.	Share Repurchases

AWM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AWM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

VI.	Corporate Governance Issues

A.	Confidential Voting

AWM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AWM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

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C.	Supermajority Voting Requirements

AWM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AWM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

VII.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AWM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AWM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

2.	The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

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AWM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AWM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AWM policy is to vote for employee stock purchase plans (ESPP’s) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AWM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AWM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AWM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AWM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AWM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AWM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

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G.	Management board election and motion (For FFT Securities)

AWM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are- subject to applicable laws and regulations- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AWM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AWM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AWM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

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•	do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AWM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AWM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AWM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AWM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.	Advisory Votes on Executive Compensation

AWM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AWM will oppose Advisory Votes on Executive Compensation if:

•	There is a significant misalignment between CEO pay and company performance;

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AWM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AWM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

VIII.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AWM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AWM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the

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existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AWM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AWM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AWM’s stated purpose of acting in its client’s best economic interest.

IX.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AWM’s Policies and Procedures.

X.	Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AWM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AWM (a) votes “for increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management’s recommended vote on other matters related to ESG issues.

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Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AWM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AWM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’s predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor & Human Rights

AWM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Diversity & Equality

1.	AWM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AWM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health & Safety

1.	AWM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AWM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military

1.	AWM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

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2.	AWM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AWM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.	AWM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

XI.	Miscellaneous Items

A.	Ratification of Auditors

AWM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AWM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AWM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AWM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AWM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AWM policy is to vote against “transaction of other business” proposals.

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Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AWM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AWM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AWM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AWM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AWM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AWM could vote “for” staggered boards of closed-end investment companies, although AWM generally votes “against” staggered boards for operating companies. Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section

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12(d)(1)(A) and (B) of the Investment Company Act of 1940, AWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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SCHARF INVESTMENTS, LLC

Proxy Voting Policy

A.	Discretionary Accounts.

Most of the Firm’s Client Accounts have expressly retained proxy voting authority in their investment management agreements with the Firm. The Firm has notified those Client Accounts with agreements that do not expressly provide for proxy voting authority that the holder of the Client Accounts, not the Firm, has proxy voting authority. As a result, the Firm typically has no “Discretionary Accounts” (as defined above), and each custodian of a Client Account delivers all proxy solicitation materials to the Client, not the Firm. If, from time to time, the Firm has a Discretionary Account, the Firm instructs each custodian for a Discretionary Account to deliver to the Firm all proxy solicitation materials that the custodian receives for that Discretionary Account. The Firm reviews the securities held in its Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm dates each proxy solicitation when it is voted by the Firm.

The Firm votes all proxies on behalf of Discretionary Accounts for which it has been given the authority. The Firm generally votes proxies based on company management’s recommendations; however, in cases where management’s recommendations are deemed to be counter to the economic interests of shareholders, the Firm may either vote against management or abstain. In particular, the Firm carefully reviews proxy issues relating to corporate actions and compensation. In these cases, the Firm carefully considers all proxy solicitation materials and other available facts.

The Firm has established a Proxy Voting Committee which is comprised of the CCO and at least one other Employee. The CCO and/or members of the committee will make all voting decisions on behalf of a Discretionary Account based solely on the CCO’s or the member’s determination that the vote is in the best interests of that Discretionary Account. The Firm uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.

The CCO may designate an appropriate Employee to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. If the Firm is considering voting a proxy counter to management’s recommendations, it reviews all proxy solicitation materials it receives concerning securities held in a Discretionary Account. The Firm evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

2. Proxy Voting Policies.

a. When considering voting proxies counter to management’s recommendations, the Firm votes FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i) If adopted, the proposal would have a positive economic effect on shareholder value;

(ii) If adopted, the proposal would pose no threat to existing rights of shareholders;

(iii) The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

(iv) If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.

b. When considering voting proxies counter to management’s recommendations, the Firm votes AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i) If adopted, the proposal would have an adverse economic effect on shareholder value;

(ii) If adopted, the proposal would limit the rights of shareholders in a manner or to an extent that is not warranted by the benefits of adoption of the proposal;

(iii) If adopted, the proposal would cause significant dilution of shares that is not warranted by the benefits of the proposal;

(iv) If adopted, the proposal would limit or impair accountability of management or the board of directors to shareholders; or

(v) The proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c. The Firm abstains from voting proxies when it believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

3. Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with Part VII.A.2. The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

If the Firm determines that the proxy voting policies in Part VII.A.2 do not adequately address a material conflict of interest related to a proxy, it will provide the affected Client Account with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that Client Account of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in Part VII.A.2(b)), and request that the Client Account consent to the Firm’s intended response. If the Client Account consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. In situations where the client is unable to vote the proxy such as the Investment Funds, the firm will generally vote the proxy as described in the notice. If the Client Account objects to the intended response, the Firm will vote the proxy as directed by the Client Account.

4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account or with that Discretionary Account’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with Part VII.A.2, unless otherwise directed by the Discretionary Account.

5. Disclosures to Clients. The Firm includes in its Form ADV2 (1) a summary of these policies and procedures relating to proxy voting, (2) an offer to provide a copy of such policies and procedures to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a Client Account, the Firm provides that Client Account with a copy of this Part VII and a report summarizing all proxy solicitations the Firm received with respect to that Client Account during the period requested and action taken by the Firm on each such proxy.

6. Class Actions. As a fiduciary, the Firm seeks to act in its clients’ best interests with good faith, loyalty, and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to opt out of the class action and pursue their own remedy or participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form that is submitted to the Claims Administrator. After the Claims Administrator receives all such forms, it dispenses money from the settlement fund to those persons and entities with valid claims.

Most Client Accounts receive “class action” documents directly from their custodians. If “class action” documents are received by the Firm (but not by the Client, for example in the case of the Investment Funds) on behalf of any Client Accounts, the Firm will determine whether or not clients should participate in, or opt out of, any class action settlements received. The Firm will determine if it is in the best interest of clients to attempt to recover monies from a class action. In the event clients are eligible but opt-out of participating in a class action, the CCO will maintain documentation supporting the Firm’s basis for not participating, including any cost/benefit analysis to support the decision, if applicable.

B.	Non-Discretionary Accounts.

The Firm promptly forwards any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client Account. The Firm votes any such proxy as directed by that Client Account. At a Client Account’s request, the Firm may, but is not obligated to, advise that Client Account with respect to voting any proxy. The Firm does not provide advice concerning the voting of any proxy to any Client Account unless such advice is first approved by the CCO.

C.	Records.

See Part VIII.B regarding records that the Firm must maintain relating to these proxy voting policies and procedures.

SYMPHONY ASSET MANAGEMENT LLC

Proxy Voting Guidelines Policy and Procedures

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the proxy voting guidelines of the independent third party Symphony has retained to provide proxy voting services, which are available from Compliance Management (“Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from the Proxy Guidelines (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, Symphony and/or its Employees due to the existence of a lending or other material relationship or otherwise. As a general rule, conflicts will be resolved by Symphony voting in accordance with the Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which other Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Proxy Guidelines.

•	An Employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in a Client’s account.

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow the Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with the Books and Records Requirements which are set forth in Section O. below of this Part IV.

Clients may obtain copies of Proxy Voting Policies and Procedures as well as a summary of how proxies were voted for their accounts. The summary will specify the issuer, meeting dates, proxy proposals and votes cast for the Client during the period and the position taken on each issue. All Client requests will be retained and promptly fulfilled by Client Services.

VULCAN VALUE PARTNERS, LLC

Proxy Voting Policy

Policy

Vulcan has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote proxies for investment portfolios and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for fund portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the administration of our proxy voting policy.

Procedure

Vulcan has adopted procedures to ensure the firm’s policy is implemented, observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•	Any proxy materials received on behalf of clients are forwarded to the Trading Department and the Chief Compliance Officer;

•	The Chief Compliance Officer, with the assistance of the Trading Department will determine which client accounts hold the security to which the proxy relates;

•	Absent material conflicts, the Chief Compliance Officer will coordinate with the Trading Department to determine how Vulcan should vote the proxy in accordance with the voting guidelines noted below, complete the proxy and vote the proxy in a timely and appropriate manner.

•	Vulcan utilizes ProxyEdge, an electronic voting service, to manage the process of meeting notification, voting, tracking, reporting and record maintenance. ProxyEdge provides an automated electronic interface directly to the custodian, bank or broker-dealer.

Disclosure

•	Vulcan will provide information to its clients summarizing this proxy voting policy, including a statement that clients may request information regarding how Vulcan voted proxies on behalf of the client, as well as a copy of these policies and procedures.

Client Requests for Information

•	Any client requests for information regarding proxy votes, or policies and procedures, received should be forwarded to the Chief Compliance Officer.

•	In response to any request, the Chief Compliance Officer will prepare a response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Vulcan voted the client’s proxies.

Voting Guidelines

•	Vulcan will use its best judgment to vote proxies in the best interests of each client. Vulcan’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

•	Vulcan will generally vote in favor of routine corporate governance proposals such as the election of directors, change in state of incorporation or capital structure and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

•	Vulcan will vote in favor of management on non-routine corporate governance issues unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/merges and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceed 10% of basic shares outstanding, Vulcan generally votes against proposals that will increase shareholder dilution.

•	Vulcan will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	Vulcan may further consider the recommendations of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•	Vulcan will identify any conflicts that exist between its interests and those of the client by reviewing Vulcan’s relationship with the issuer of each security to determine if Vulcan or any of its employees has any financial, business, or personal relationship with the issuer.

•	If a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected client, to give the client an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as abstaining, voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Any decision to override a vote due to a conflict of interest will be made by the Research Team and reported to the CCO who will record in writing the basis for any such determination.

•	Vulcan will maintain a record of the resolution of any conflict of interest concerning voting.

Recordkeeping

The Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Vulcan receives;

•	A record of each vote that Vulcan casts;

•	Any document Vulcan created that was material to making a decision how to vote proxies, or that memorializes that voting decision.

•	A copy of each written request from a client for information on how Vulcan voted such client fund’s proxies, and a copy of any written response.

WCM INVESTMENT MANAGEMENT

Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

Third Party Proxy Voting Service. In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the ISG who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

Role of the Analyst and ISG. If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the PA supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

Certain Proxy Votes May Not Be Cast. In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

•	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

•	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, it is WCM’s policy not to vote proxies for accounts that engage in securities lending, Therefore, WCM generally will not recall securities on loan for the sole purpose of voting proxies.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

Identifying and Dealing with Material Conflicts of Interest. Because WCM retains the authority to overrule Glass Lewis’s recommendation, and instruct ProxyEdge to vote in a manner at variance with Glass Lewis’s recommendation, the exercise of such right could implicate a conflict of interest. As a result, WCM may not overrule Glass Lewis’s recommendation with respect to a proxy unless the following steps are taken:

•	The ISG shall meet to consider the proposal to overrule Glass Lewis’s recommendation.

•	The ISG must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The ISG will use the following standards to identify issuers with which it may have a conflict of interest.

i.	Significant Business Relationships – The ISG will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to WCM but is otherwise determined by the ISG to be significant to WCM.

ii.	Significant Personal/Family Relationships – the ISG will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the ISG shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

•	If WCM determines that it has a conflict of interest, the ISG shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The ISG shall determine whether a proposal is material as follows:

i.	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

ii.	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the ISG determines that WCM’s conflict is unrelated to the proposal in question (see iii. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

iii.	Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the ISG may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the ISG must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The ISG shall record in writing the basis for any such determination.

•	For any proposal where the ISG determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

i.	Obtain Client Consent or Direction– If the ISG approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

ii.	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’s recommendation.

•	For any proposal where the ISG determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’s recommendation, the ISG will maintain documentation to support their decision.

Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;

ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

iii.	a record of each proxy vote cast on behalf of its Clients;

iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Amended Schedule A dated November 3, 2015 to the Amended and Restated Agreement and Declaration of Trust dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(b)	Amended and Restated By-laws dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest: Article III, Sections 3.1, 3.2 and 3.6, Article V, Article VI, Article VII, Section 7.7, Article VIII Sections 8.4 and 8.9 of the Registrant’s Amended and Restated Declaration of Trust, incorporated herein by reference as Exhibit (a); and Article II of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit (b) herein (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(d)	(1)	Management Agreement dated April 16, 2013 between Registrant, on behalf of Goldman Sachs Multi-Manager Alternatives Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2013)

	(2)	Form of Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. and the Sub-adviser (incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2015)

	(3)	Amended Annex A effective May 12, 2015 to the Management Agreement dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(e)	(1)	Distribution Agreement between Registrant and Goldman, Sachs & Co., dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Exhibit A dated May 12, 2015 to the Distribution Agreement dated April 16, 2013 (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

(f)	Not applicable

(g)	(1)	Custodian Contract between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to

Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

(2)	Fee schedule dated January 6, 2000 relating to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(3)	Fee schedule dated April 14, 2000 relating to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(4)	Letter Agreement dated September 27, 1999 between Goldman Sachs Trust and State Street Bank and Trust Company relating to Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(5)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(6)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(7)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(8)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(9)	Letter Amendment dated March 14, 2007 to Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(10)	Letter Amendment dated May 2, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman

Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(11)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(12)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 30, 2009)

(13)	Letter Amendment dated November 19, 2009 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs U.S. Equity Fund) (incorporated by reference from Post-Effective Amendment No. 226 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(14)	Letter Amendment dated August 11, 2009 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Technology Tollkeeper Fund (formerly Tollkeeper Fund)) (incorporated by reference from Post-Effective Amendment No. 229 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 24, 2009)

(15)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(16)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(17)	Letter Amendment dated January 9, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Focused Growth Fund) (incorporated by reference from Post-Effective Amendment No. 304 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 25, 2012)

(18)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective

Amendment No. 311 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(19)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(20)	Letter Amendment dated March 22, 2012 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Retirement Portfolio Completion Fund) (incorporated by reference from Post-Effective Amendment No. 333 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(21)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed March 25, 2013)

(22)	Letter Amendment dated April 16, 2013 to the Custodian Contract dated July 15, 1991 between Goldman Sachs Trust and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Alternatives Fund) (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(23)	Letter Amendment dated May 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Dynamic Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 360 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 28, 2013)

(24)	Letter Amendment dated June 18, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Asset Real Return Fund) (incorporated by reference from Post-Effective Amendment No. 364 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed August 16, 2013)

(25)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(26)	Letter Amendment dated November 4, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Fixed Income Macro Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 375 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(27)	Letter Amendment dated December 11, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small/Mid Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 387 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 30, 2014)

(28)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Limited Maturity Obligations Fund) (incorporated by reference from Post-Effective Amendment No. 395 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(29)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(30)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 424 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(31)	Letter Amendment dated August 14, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Fund) (incorporated by reference from Post-Effective Amendment No. 430 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(32)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(33)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2015)

(34)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(35)	Letter Amendment dated August 13, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Absolute

Return Multi-Asset Fund (formerly, Goldman Sachs Global Absolute Return Fund) and Goldman Sachs Focused Value Fund) (incorporated by reference from Post-Effective Amendment No. 494 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

	(36)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(37)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(38)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(h)	(1)	Transfer Agency Agreement dated April 16, 2013 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Transfer Agency Agreement Fee Schedule dated May 12, 2015, to the Transfer Agency Agreement dated April 16, 2013 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

	(3)	Administration Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Letter Amendment dated December 16, 2014 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2015)

	(5)	Amendment dated January 21, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 11 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 27, 2015)

	(6)	Letter Amendment dated June 18, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-

Manager International Equity Fund, and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(7)	Letter Amendment dated June 18, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(8)	Letter Amendment dated September 8, 2015 to the Administration Agreement between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(9)	Fee Waiver Agreement dated September 2, 2015 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust II relating to the Goldman Sachs Multi-Manager Alternatives Fund (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(10)	Appointment of Agent for Service of Process relating to Cayman Commodity-MMA, Ltd. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(11)	Fee Waiver Agreement dated October 29, 2015 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust II relating to the Goldman Sachs Multi-Manager Real Assets Strategy Fund (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(12)	Appointment of Agent for Service of Process relating to the Cayman Commodity-MMRA, Ltd. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(i)	Opinion and Consent of Dechert LLP (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

(j)	Not applicable

(k)	Not applicable

(l)	Subscription Letter related to Initial Capital provided by Goldman Sachs Group, Inc. (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(m)	(1)	Class A Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Class C Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(3)	Class R Shares Distribution and Service Plan dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(n)	Plan in Accordance with Rule 18f-3 dated as of April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

(p)	(1)	Code of Ethics — Goldman Sachs Trust II, dated April 16, 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(2)	Code of Ethics – Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., and Goldman Sachs Asset Management International, dated February 6, 2012 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(3)	Code of Ethics of Ares Capital Management II LLC, dated July 2012 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(4)	Code of Ethics of Brigade Capital Management, LP, dated September 2014 (incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2015)

	(5)	Code of Ethics of Lateef Investment Management, L.P., dated January 2013 (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 19, 2013)

	(6)	Code of Ethics of Graham Capital Management, L.P., dated December 2014 (incorporated by reference from Post-Effective Amendment No. 14 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 30, 2015)

	(7)	Code of Ethics of First Pacific Advisors, LLC, dated February 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(8)	Code of Ethics of Sirios Capital Management, L.P., dated June 2013 (incorporated by reference from Post-Effective Amendment No. 5 to the Registrant’s registration statement, SEC File No. 333-185659, filed April 29, 2014)

	(9)	Code of Ethics of Polaris Capital Management, LLC, dated May 2013 (incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 333-185659, filed January 29, 2015)

(10)	Code of Ethics of Corsair Capital Management, L.P., dated October 2014 (incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant’s registration statement, SEC File No. 333-185659, filed February 13, 2014)

(11)	Code of Ethics of BlueBay Asset Management LLP, dated June 2014 (incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 333-185659, filed January 29, 2015)

(12)	Code of Ethics of Symphony Asset Management LLC, dated October 2014 (incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 333-185659, filed January 29, 2015)

(13)	Code of Ethics of Causeway Capital Management LLC, dated July 2013 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(14)	Code of Ethics of Epoch Investment Partners, Inc., dated October 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(15)	Code of Ethics of Fisher Asset Management, LLC, dated August 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(16)	Code of Ethics of GW&K Investment Management, LLC, dated May 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(17)	Code of Ethics of Parametric Portfolio Associates LLC, dated December 2013 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(18)	Code of Ethics of Robeco Investment Management, Inc., dated February 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(19)	Code of Ethics of Russell Implementation Services Inc., dated January 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(20)	Code of Ethics of Scharf Investments, LLC, dated April 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

(21)	Code of Ethics of Vulcan Value Partners, LLC, dated January 2015 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(22)	Code of Ethics of WCM Investment Management, dated December 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(23)	Code of Ethics of Prudential Real Estate Investors, dated October 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(24)	Code of Ethics of RREEF America L.L.C., dated August 2014 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(25)	Code of Ethics of Gresham Investment Management LLC, dated June 2013 (incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-185659, filed May 18, 2015)

	(26)	Code of Ethics of Massachusetts Financial Services Company d/b/a/ MFS Investment Management, dated August 2014 (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

	(27)	Code of Ethics of Smead Capital Management, Inc., dated May 2015 (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

	(28)	Code of Ethics of Weitz Investment Management, Inc., dated April 2015 (incorporated by reference from Post-Effective Amendment No. 20 to the Registrant’s registration statement, SEC File No. 333-185659, filed June 15, 2015)

	(29)	Code of Ethics of Atreaus Capital, LP, dated July 2015 (incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 333-185659, filed August 14, 2015)

	(30)	Code of Ethics of Lazard Asset Management LLC, dated July 2015 (incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 333-185659, filed August 14, 2015)

	(31)	Code of Ethics of New Mountain Vantage Advisers, L.L.C. (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

	(32)	Code of Ethics of Principal Global Investors, LLC, dated July 2015 (incorporated by reference from Post-Effective Amendment No. 24 to the Registrant’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(q)	Powers of Attorney for James A. McNamara, Ashok N. Bakhru, John P. Coblentz, Jr., Richard P. Strubel, John F. Killian, Cheryl K. Beebe, and Scott M. McHugh, dated August 5, 2015 (incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 333-185659, filed August 14, 2015)

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMRA, Ltd. (the “MMRA Subsidiary”), a company organized under the laws of the Cayman Islands. The MMRA Subsidiary’s financial statements will be included on a consolidated basis in the Multi-Manager Real Assets Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Multi-Manager Alternatives Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MMA, Ltd. (the “MMA Subsidiary”), a company organized under the laws of the Cayman Islands. The MMA Subsidiary’s financial statements will be included on a consolidated basis in the Multi-Manager Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Section 9 of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. dated April 16, 2013, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated April 16, 2013, provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities, subject to certain conditions. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(1), respectively, to the Registrant’s Registration Statement.

Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs BDC, Inc., Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs ETF Trust insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is a wholly-owned subsidiary of the Goldman Sachs Group, Inc. and serves as investment advisers to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. The Goldman Sachs Group, Inc. is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in their Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Ares Capital Management II LLC (“Ares”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Ares is primarily engaged in the investment management business. Information about the officers and members of Ares is included in its Form ADV filed with the Commission (registration number 801-72399) and is incorporated herein by reference.

Atreaus Capital, LP (“Atreaus”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Atreaus is primarily engaged in the investment management business. Information about the officers and partners of Atreaus is included in its Form ADV filed with the Commission (registration number 801-74552) and is incorporated herein by reference.

BlueBay Asset Management LLP (“BlueBay”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. BlueBay is primarily engaged in the investment management business. Information about the officers and partners of BlueBay is included in its Form ADV filed with the Commission (registration number 801-61494) and is incorporated herein by reference.

Brigade Capital Management, LP (“Brigade”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Brigade is primarily engaged in the investment management business. Information about the officers and partners of Brigade is included in its Form ADV filed with the Commission (registration number 801-69965) and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. Causeway is primarily engaged in the investment management business. Information about the officers and members of Causeway is included in its Form ADV filed with the Commission (registration number 801-60343) and is incorporated herein by reference.

Corsair Capital Management, L.P. (“Corsair”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Corsair is primarily engaged in the investment management business. Information about the officers and members of Corsair is included in its Form ADV filed with the Commission (registration number 801-73636) and is incorporated herein by reference.

Epoch Investment Partners, Inc. (“Epoch”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Epoch is primarily engaged in the investment management business. Information about the officers and shareholder of Epoch is included in its Form ADV filed with the Commission (registration number 801-63118) and is incorporated herein by reference.

First Pacific Advisors, LLC (“FPA”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. FPA is primarily engaged in the investment management business. Information about the officers and members of FPA is included in its Form ADV filed with the Commission (registration number 801-67160) and is incorporated herein by reference.

Fisher Asset Management, LLC (“Fisher”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Fisher is primarily engaged in the investment management business. Information about the officers and members of Fisher is included in its Form ADV filed with the Commission (registration number 801-29362) and is incorporated herein by reference.

GW&K Investment Management, LLC (“GW&K”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. GW&K is primarily engaged in the investment management business. Information about the officers and manager of GW&K is included in its Form ADV filed with the Commission (registration number 801-61559) and is incorporated herein by reference.

Graham Capital Management, L.P. (“Graham”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Graham is primarily engaged in the investment management business. Information about the officers and partners of Graham included in its Form ADV filed with the Commission (registration number 801-73422) and is incorporated herein by reference.

Gresham Investment Management LLC (“Gresham”) serves as sub-adviser to Cayman Commodity-MMRA, Ltd., a wholly-owned subsidiary of the Goldman Sachs Multi-Manager Real Assets Strategy Fund. Gresham is primarily engaged in the investment management business. Information about the officers and members of Gresham is included in its Form ADV filed with the Commission (registration number 801-64039) and is incorporated herein by reference.

Lateef Investment Management, L.P. (“Lateef”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Lateef is primarily engaged in the investment management business. Information about the officers and partners of Lateef is included in its Form ADV filed with the Commission (registration number 801-9747) and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Lazard is primarily engaged in the investment management business. Information about the officers and parent company of Lazard is included in its Form ADV filed with the Commission (registration number 801-61701) and is incorporated herein by reference.

Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) serves as sub-adviser to Multi-Manager International Equity Fund. MFS is primarily engaged in the investment management business. Information about the officers and directors of MFS is included in its Form ADV filed with the Commission (registration number 801-17352) and is incorporated herein by reference.

New Mountain Vantage Advisers, L.L.C. (“New Mountain”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. New Mountain is primarily engaged in the investment management business. Information about the officers and members of New Mountain is included in its Form ADV filed with the Commission (registration number 801-69688) and is incorporated herein by reference.

Parametric Portfolio Associates LLC (“Parametric”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Parametric is primarily engaged in the investment management business. Information about the officers and members of Parametric is included in its Form ADV filed with the Commission (registration number 801-60485) and is incorporated herein by reference.

Polaris Capital Management, LLC (“Polaris”) serves as sub-adviser to Goldman Sachs Multi-Manager Alternatives Fund. Polaris is primarily engaged in the investment management business. Information about the officers and members of Polaris is included in its Form ADV filed with the Commission (registration number 801-43216) and is incorporated herein by reference.

Principal Global Investors, LLC (“Principal”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Principal is primarily engaged in the investment management business. Information about the officers and members of Principal is included in its Form ADV filed with the Commission (registration number 801-55959) and is incorporated herein by reference.

Prudential Real Estate Investors, a business unit of Prudential Investment Management Inc. (“PREI®”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. PREI® is primarily engaged in the investment management business. Information about the officers and directors of PREI® is included in its Form ADV filed with the Commission (registration number 801-22808) and is incorporated herein by reference.

RREEF America L.L.C. (“RREEF”) serves as sub-adviser to Goldman Sachs Multi-Manager Real Assets Strategy Fund. RREEF is primarily engaged in the investment management business. Information about the officers of RREEF is included in its Form ADV filed with the Commission (registration number 801-55209) and is incorporated herein by reference.

Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Boston Partners is primarily engaged in the investment management business. Information about the officers and director of Boston Partners is included in its Form ADV filed with the Commission (registration number 801-61786) and is incorporated herein by reference.

Russell Implementation Services Inc. (“Russell”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Russell is primarily engaged in the investment management business. Information about the officers and directors of Russell is included in its Form ADV filed with the Commission (registration number 801-60335) and is incorporated herein by reference.

Scharf Investments, LLC (“Scharf”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Scharf is primarily engaged in the investment management business. Information about the officers and members of Scharf is included in its Form ADV filed with the Commission (registration number 801-18799) and is incorporated herein by reference.

Sirios Capital Management, L.P. (“Sirios”) serves as sub-advisor to Goldman Sachs Multi-Manager Alternatives Fund and Multi-Manager U.S. Dynamic Equity Fund. Sirios is primarily engaged in the investment management business. Information about the officers and partners of Sirios is included in its Form ADV filed with the Commission (registration number 801-73570) and is incorporated herein by reference.

Smead Capital Management, Inc. (“Smead”) serves as sub-advisor to Multi-Manager U.S. Dynamic Equity Fund. Smead is primarily engaged in the investment management business. Information about the officers and shareholders of Smead is included in its Form ADV filed with the Commission (registration number 801-67839) and is incorporated herein by reference.

Symphony Asset Management LLC (“Symphony”) serves as sub-adviser to Goldman Sachs Multi-Manager Non-Core Fixed Income Fund. Symphony is primarily engaged in the investment management business. Information about the officers and members of Symphony is included in its Form ADV filed with the Commission (registration number 801-52638) and is incorporated herein by reference.

Vulcan Value Partners, LLC (“Vulcan”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund. Vulcan is primarily engaged in the investment management business. Information about the officers and principals of Vulcan is included in its Form ADV filed with the Commission (registration number 801-70739) and is incorporated herein by reference.

WCM Investment Management (“WCM”) serves as sub-adviser to Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund. WCM is primarily engaged in the investment management business. Information about the officers of WCM is included in its Form ADV filed with the Commission (registration number 801-11916) and is incorporated herein by reference.

Weitz Investment Management, Inc. (“Weitz”) serves as sub-adviser to Multi-Manager U.S. Dynamic Equity Fund. Weitz is primarily engaged in the investment management business. Information about the officers and director of Weitz is included in its Form ADV filed with the Commission (registration number 801-18819) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of the Registrant, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co.,

or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Gary D. Cohn (1)	President and Chief Operating Officer, Managing Director
Alan M. Cohen (1)	Global Head of Compliance, Managing Director
Christopher A. Cole (1)	Managing Director
Edith Cooper (1)	Managing Director
Isabelle Ealet (3)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (2)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (4)	Managing Director
Timothy J. O’Neill (1)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Pablo J. Salame (1)	Managing Director
Jeffrey W. Schroeder (1)	Managing Director
Harvey M. Schwartz (1)	Managing Director
Michael S. Sherwood (2)	Managing Director
David M. Solomon (1)	Managing Director
Esta Stecher (1)	Managing Director
Steven H. Strongin (1)	Managing Director
John S. Weinberg (1)	Managing Director
Eric S. Lane (1)	Managing Director
Stephen M. Scherr (1)	Managing Director
Ashok Varadhan (1)	Managing Director
Mark Schwartz (5)	Managing Director
Gene Sykes (6)	Managing Director
R. Martin Chavez (1)	Managing Director
Ken W. Hitchner (1)	Managing Director
Craig W. Broderick (1)	Managing Director
Paul M. Russo (1)	Managing Director
Michael D. Daffey (3)	Managing Director
Sarah E. Smith (1)	Managing Director
Justin G. Gmelich (1)	Managing Director
John E. Waldron (1)	Managing Director

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(5)	7 Finance Street, Xicheng District, Beijing, China 100104
(6)	Fox Plaza, Suite 2600, 2121 Avenue of the Stars, Los Angeles, CA 90067

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management LP, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 23rd day of December, 2015.

GOLDMAN SACHS TRUST II (A Delaware statutory trust)

By:	/s/ Caroline L. Kraus
Caroline L. Kraus
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara	President (Chief Executive Officer) and Trustee	December 23, 2015
James A. McNamara

[1]Scott M. McHugh	Treasurer, Senior Vice President and Principal	December 23, 2015
Scott M. McHugh	Financial Officer

[1]Ashok N. Bakhru	Chairman and Trustee	December 23, 2015
Ashok N. Bakhru

[1]Cheryl K. Beebe	Trustee	December 23, 2015
Cheryl K. Beebe

[1]John P. Coblentz, Jr.	Trustee	December 23, 2015
John P. Coblentz, Jr.

[1] John F. Killian	Trustee	December 23, 2015
John F. Killian

[1]Richard P. Strubel	Trustee	December 23, 2015
Richard P. Strubel

By:	/s/ Caroline L. Kraus
Caroline L. Kraus,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust II (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on August 5, 2015.

RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus, Andrew Murphy, Robert Griffith, Matthew Wolfe and Francesca Mead, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act and the 1940 Act of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated: December 23, 2015

/s/ Caroline L. Kraus
Caroline L. Kraus,
Secretary